UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

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Filed by a Party other than the Registrant [ ]

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[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under §240.14a-12

NELNET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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121 SOUTH 13TH STREET	p 402.458.2370	www.nelnet.com
SUITE 100	f 402.458.2399	NELNET, INC.
LINCOLN, NE 68508

April 13, 2018

Dear Shareholder:

On behalf of the Board of Directors, we are pleased to invite you to Nelnet, Inc.'s Annual Shareholders' Meeting on Thursday, May 24, 2018 at the Courtyard Marriott, 808 R Street, Lincoln, Nebraska at 8:30 a.m., Central Time. The notice of the meeting and proxy statement on the following pages contain information about the meeting.

Your participation in the Annual Meeting is important. We hope that you will be able to attend the meeting and encourage you to read our annual report and proxy statement. At the meeting, members of the Company's management team will discuss the Company's results of operations and business plans and will be available to answer your questions. Regardless of whether you plan to attend, we urge you to vote your proxy at your earliest convenience.

Thank you for your support of Nelnet, Inc.

Sincerely,
Michael S. Dunlap
Executive Chairman of the Board of Directors

Nelnet, Inc.
121 South 13th Street, Suite 100, Lincoln, Nebraska 68508

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 13, 2018

TIME AND DATE	8:30 a.m., Central Time, on Thursday, May 24, 2018

PLACE	Courtyard Marriott
808 R Street
Lincoln, Nebraska 68508

ITEMS OF BUSINESS	(1) To elect three Class I directors nominated by the Board of Directors to serve for three-year terms until the 2021 Annual Meeting of Shareholders
(2) To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018
(3) To conduct an advisory vote to approve the Company's executive compensation
(4)
To approve an amendment to the Directors Stock Compensation Plan to increase the authorized number of shares of Class A common stock that may be issued under the plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director limit

(5) To adopt Amended and Restated Articles of Incorporation, with new amendments:
• To update the limitation on liability provisions for directors to conform to the provisions of the new Nebraska Model Business Corporation Act
• To update the indemnification provisions for directors, officers, and others to conform to the provisions of the new Nebraska Model Business Corporation Act
• To increase the percentage of votes required to be held by shareholders in order to demand a special meeting of shareholders under the new Nebraska Model Business Corporation Act
•
To make certain non-substantive updates and revisions to reflect the new Nebraska Model Business Corporation Act, eliminate provisions that are no longer necessary or outdated, and to provide additional clarity and/or address minor matters

(6) To transact such other business as may be properly introduced

RECORD DATE	You can vote if you were a shareholder as of the close of business on March 29, 2018

OTHER INFORMATION	The Letter to Shareholders from the Chief Executive Officer and our 2017 Annual Report on Form 10-K, which are not part of the proxy soliciting materials, are enclosed.

PROXY VOTING
The Board of Directors solicits your proxy and asks you to vote your proxy at your earliest convenience to be sure your vote is received and counted. Instructions on how to vote are contained in our proxy statement and in the Notice of Internet Availability of Proxy Materials. Whether or not you plan to attend the meeting, we ask you to vote over the Internet as described in those materials as promptly as possible in order to make sure that your shares will be voted in accordance with your wishes at the meeting. Alternatively, if you requested a copy of the proxy/voting instruction card by mail, you may mark, sign, date, and return the proxy/voting instruction card in the envelope provided.  The Board of Directors encourages you to attend the meeting in person. If you attend the meeting, you may vote by proxy or you may revoke your proxy and cast your vote in person. We recommend you vote by proxy even if you plan to attend the meeting.

By Order of the Board of Directors,
William J. Munn
Corporate Secretary
Nelnet, Inc.

NELNET, INC.
2018 PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
General Information	1

VOTING	2

PROPOSAL 1 - ELECTION OF DIRECTORS	5
Class I Director Nominees to Hold Office for a Term Expiring at the 2021 Annual Meeting of Shareholders	7
Class II Directors Continuing in Office for a Term Expiring at the 2019 Annual Meeting of Shareholders	8
Class III Directors Continuing in Office for a Term Expiring at the 2020 Annual Meeting of Shareholders	9

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics for Directors, Officers, and Employees	10
Board Composition and Director Independence	10
Governance Guidelines of the Board	10
Board Diversity	11
The Board's Role in Risk Oversight	11
Board Leadership Structure	12
Board Committees	12
Meetings of the Board	14
Attendance at Annual Meetings of Shareholders	14
Director Compensation Overview	14
Director Compensation Elements	14
Director Compensation Table for Fiscal Year 2017	15
Share Ownership Guidelines for Board Members	16

EXECUTIVE OFFICERS	16

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis	17
Compensation Committee Report	26
Summary Compensation Table for Fiscal Years 2017, 2016, and 2015	26
Grants of Plan-Based Awards Table for Fiscal Year 2017	28
Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2017)	28
Stock Vested Table for Fiscal Year 2017	29
Stock Option, Stock Appreciation Right, Long-Term Incentive, and Defined Benefit Plans	29
Potential Payments Upon Termination or Change-in-Control	29
Pay Ratio Disclosure	29

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS
Stock Ownership	31
Section 16(a) Beneficial Ownership Reporting Compliance	36

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	37

AUDIT COMMITTEE REPORT	41

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
Independent Accountant Fees and Services	43

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	44

PROPOSAL 4 - APPROVAL OF AMENDMENT TO THE DIRECTORS STOCK COMPENSATION PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN FROM A TOTAL OF 400,000 SHARES TO A TOTAL OF 500,000 SHARES, SUBJECT TO AN ANNUAL PER-DIRECTOR LIMIT	45

PROPOSAL 5 - ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION	51

OTHER SHAREHOLDER MATTERS
Householding	56
Other Business	56
Shareholder Proposals for 2019 Annual Meeting	57

MISCELLANEOUS	57

APPENDIX A - NELNET, INC. DIRECTORS STOCK COMPENSATION PLAN	A - 1
APPENDIX B - THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NELNET, INC.	B - 1
APPENDIX C - MARKED THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NELNET, INC.	C - 1

Nelnet, Inc.
121 South 13th Street
Suite 100
Lincoln, Nebraska 68508

PROXY STATEMENT

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nelnet, Inc. (the “Company”) for the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 24, 2018, at 8:30 a.m., Central Time, at the Courtyard Marriott, 808 R Street, Lincoln, Nebraska 68508. The Annual Meeting will be held for the purposes set forth in the notice of such Annual Meeting on the cover page hereof.

Important Notice Regarding the Availability of Proxy Materials for the
2018 Annual Meeting of Shareholders to be held on May 24, 2018

Our notice of annual meeting and proxy statement, 2017 annual report on Form 10-K, letter to shareholders, electronic proxy card, and other annual meeting materials are available on the Internet at www.proxyvote.com. We intend to begin mailing our Notice of Internet Availability of Proxy Materials to shareholders on or about April 13, 2018. At that time, we also will begin mailing paper copies of our proxy materials to shareholders who requested them. Additional information on how these materials will be distributed is provided below.

Under U.S. Securities and Exchange Commission (the “SEC”) rules, we are allowed to mail a notice to our shareholders informing them that our proxy statement, annual report on Form 10-K, electronic proxy card, and related materials are available for viewing, free of charge, on the Internet. Shareholders may then access these materials and vote their shares over the Internet, or request delivery of a full set of proxy materials by mail or email. These rules give us the opportunity to serve shareholders more efficiently by making the proxy materials available online and reducing the environmental impact and costs associated with printing and physical delivery. We are utilizing this process for the 2018 Annual Meeting. We intend to begin mailing the required notice, called the Notice of Internet Availability of Proxy Materials (the "Notice"), to shareholders on or about April 13, 2018. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.
The Notice contains important information, including:

•	The date, time, and location of the Annual Meeting

•	A brief description of the matters to be voted on at the meeting

•	A list of the proxy materials available for viewing at www.proxyvote.com and the control number you will need to use to access the site

•	Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials if that is your preference

You may vote in person at the Annual Meeting or you may vote by proxy. To obtain directions to attend the Annual Meeting and vote in person, please call 402-458-3038. Giving the Board of Directors your proxy means that you authorize representatives of the Board to vote your shares at the Annual Meeting in the manner you specify. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your share ownership is registered directly, you may refer to voting instructions contained in this proxy statement and in the Notice. If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker, or other nominee, referred to as being held in “street name”), your broker will issue you a voting instruction form that you use to instruct them how to vote your shares. Your broker must follow your voting instructions. Although most brokers and nominees offer mail, telephone, and Internet voting, availability and specific procedures will depend on their voting arrangements.

Your vote is important. For this reason, the Board of Directors is requesting that you permit your common stock to be voted by proxy at the Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

VOTING

Who Can Vote

You may vote if you owned Nelnet, Inc. Class A common stock, par value $0.01 per share, or Class B common stock, par value $0.01 per share, as of the close of business on March 29, 2018 (the “record date”). At the close of business on March 29, 2018, _______________ and _______________ shares of the Company's Class A and Class B common stock, respectively, were outstanding and eligible to vote. The Class A common stock is listed on the New York Stock Exchange under the symbol “NNI.” The Class B common stock is not listed on any exchange or market. At the Annual Meeting, each Class A and Class B shareholder will be entitled to one vote and 10 votes, respectively, in person or by proxy, for each share of Class A and Class B common stock, respectively, owned of record as of the record date. The stock transfer books of the Company will not be closed. The Secretary of the Company will make a complete record of the shareholders entitled to vote at the Annual Meeting available for inspection by any shareholder beginning two business days after the Notice of the Annual Meeting is given and continuing through the Annual Meeting, at the Company's headquarters in Lincoln, Nebraska at any time during regular business hours. Such records will also be available for inspection at the Annual Meeting.

As a matter of policy, the Company keeps private all proxies, ballots, and voting tabulations that identify individual shareholders. Such documents are available for examination only by certain representatives associated with processing proxy voting instructions and tabulating the vote. No vote of any shareholder is disclosed, except as may be necessary to meet legal requirements.

How You Vote

You may vote your shares prior to the Annual Meeting by following the instructions provided in the Notice, this proxy statement, and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

•	If you are a registered shareholder, there are three ways to vote your shares before the meeting:

By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 23, 2018. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
By mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. There is no charge for requesting a copy. To be valid, proxy cards must be received before the start of the Annual Meeting. If you want to receive a paper or e-mail copy of the proxy materials, please choose one of the following methods to make your request:

•	By internet: www.proxyvote.com

•	By telephone: 1-800-579-1639

•	By e-mail*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with your 16-Digit Control Number in the subject line.

By telephone (1-800-690-6903): Use any touch-tone phone to transmit your voting instructions until 11:59 p.m. EDT on May 23, 2018. Have your proxy card with you when you call and follow the instructions.

•
If your shares are held in street name, your broker, bank, or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice to access our proxy materials and vote online or to request a paper or e-mail copy of our proxy materials. If you received these materials in paper form, the materials included a voting instruction card so you can instruct your broker, bank, or other holder of record how to vote your shares.

You may vote your shares at the Annual Meeting. If you are a registered shareholder, you can vote at the meeting any shares that were registered in your name as the shareholder of record as of the record date. If your shares are held in street name, you are not a holder of record of those shares and cannot vote them at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street name shares at the Annual Meeting, you should request a legal proxy from your broker, bank, or other holder of record and bring it with you to the meeting along with proof of identification.

If you plan to vote your shares at the Annual Meeting, please pick up a ballot at the registration table upon your arrival. You may then submit your ballot to a meeting usher at the time designated during the meeting. Ballots will not be distributed during the meeting. Shares may not be voted after the final vote at the meeting.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.
What Items Require Your Vote
There are five proposals, the fifth of which is comprised of four sub-proposals, that will be presented for your consideration at the meeting:

•	Electing the three Class I director nominees named in this proxy statement to the Board of Directors for three-year terms

•	Ratifying the appointment of KPMG LLP as the Company's independent registered public accounting firm (“independent auditor”) for 2018

•	Approving on an advisory basis the Company's executive compensation

•
Approving an amendment to the Directors Stock Compensation Plan to increase the authorized number of shares of Class A common stock that may be issued under the plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director limit

•
Adopting Amended and Restated Articles of Incorporation, with this proposal comprised of the following four sub-proposals reflecting various proposed amendments to the current Articles of Incorporation:

◦	Updating the limitation on liability provisions for directors to conform to the provisions of the new Nebraska Model Business Corporation Act

◦	Updating the indemnification provisions for directors, officers, and others to conform to the provisions of the new Nebraska Model Business Corporation Act

◦	Increasing the percentage of votes required to be held by shareholders in order to demand a special meeting of shareholders under the new Nebraska Model Business Corporation Act

◦
Making certain non-substantive updates and revisions to reflect the new Nebraska Model Business Corporation Act, eliminate provisions that are no longer necessary or outdated, and to provide additional clarity and/or address minor matters

Each of the proposals and sub-proposals has been submitted on behalf of the Company's Board of Directors.

How You Can Change Your Vote
If you are a registered shareholder, you can revoke your proxy and change your vote prior to the Annual Meeting by:

•
Sending a written notice of revocation to our Corporate Secretary at 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508 (the notification must be received by the close of business on May 23, 2018)

•	Voting again by Internet prior to 11:59 p.m. EDT on May 23, 2018 (only the latest vote you submit will be counted)

•	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting)
If your shares are held in street name, you should contact your broker, bank, or other holder of record about revoking your voting instructions and changing your vote prior to the meeting.
If you are eligible to vote at the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the Annual Meeting by submitting a written ballot before the final vote at the meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy; you must specifically revoke your proxy.

Quorum Needed To Hold the Meeting

In order to conduct the Annual Meeting, the Company's Articles of Incorporation and Bylaws provide that shares constituting a majority of the voting power of all the shares of the Company's stock entitled to vote must be present in person or by proxy. This is called a quorum. If you return valid proxy instructions or vote in person at the Annual Meeting, your shares will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. New York Stock Exchange rules allow banks, brokers, and other nominees to vote in their discretion the shares held by them for a customer on matters that the New York Stock Exchange considers to be routine, even though the bank, broker, or nominee has not received voting instructions from the customer. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from the customer and the bank, broker, or other nominee cannot vote the shares because the matter is not considered to be routine under New York Stock Exchange rules.

Under New York Stock Exchange rules, the election of directors, the advisory vote to approve executive compensation, the amendment to the Directors Stock Compensation Plan, and the amendments to the Articles of Incorporation will not be considered to be “routine” matters, and banks, brokers, and other nominees who are members of the New York Stock Exchange will not be permitted to vote shares held by them for a customer on these matters without instructions from the beneficial owner of the shares.

Counting Your Vote

If you provide specific voting instructions, your shares will be voted as instructed. If you hold shares in your name and submit a valid proxy without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. If you hold your shares in your name and do not return a valid proxy and do not vote in person at the Annual Meeting, your shares will not be voted. If you hold your shares in the name of a bank, broker, or other nominee, and you do not give that nominee instructions on how you want your shares to be voted, the nominee has the authority to vote your shares in the nominee’s discretion on the ratification of the appointment of KPMG LLP as independent auditor. However, as discussed above, the nominee will not be permitted to vote your shares without your instructions on the election of directors, the advisory vote to approve executive compensation, the amendment to the Directors Stock Compensation Plan, and the amendments to the Company's Articles of Incorporation.

Giving the Board your proxy also means that you authorize their representatives to vote in their discretion on any other matter that may be properly presented at the Annual Meeting. As of the date of this proxy statement, the Company does not know of any other matters to be presented at the Annual Meeting.

What Vote is Needed

Our Articles of Incorporation provide that directors are elected by a majority of the votes cast by the shares entitled to vote at the Annual Meeting. Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast in the election of directors and thus will not have the effect of votes for or against any director.

With respect to the election of the Class I directors, shareholders of the Company, or their proxy if one is appointed, have cumulative voting rights under the Nebraska Model Business Corporation Act. That is, shareholders, or their proxy, may vote their shares for as many directors as are to be elected, or may cumulate such shares and give one nominee as many votes as the number of directors to be elected multiplied by the number of their shares, or may distribute votes on the same principle among as many or as few nominees as they may desire. If a shareholder desires to vote cumulatively, he or she must vote in person or give his or her specific cumulative voting instructions to the designated proxy that the number of votes represented by his or her shares are to be cast for one or more designated nominees. Cumulative voting is not available for internet voting.

The Nebraska Model Business Corporation Act and our Bylaws provide that a majority of votes cast at the meeting is required to approve Proposals 2 and 3 (ratifying the appointment of KPMG LLP and approving on an advisory basis the Company's executive compensation, respectively). Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast with respect to Proposals 2 and 3 and thus will not have the effect of votes for or against Proposals 2 and 3.

With respect to Proposal 4 (the amendment to the Directors Stock Compensation Plan), hereafter referred to as the "Proposal," New York Stock Exchange rules provide that approval of the Proposal requires the affirmative vote of a majority of the votes cast. Holders of shares of Class A common stock and holders of shares of Class B common stock will vote together on the Proposal as a single class. Abstentions will be treated as not being affirmative votes and thus will have the same effect as a vote against approval of the Proposal. Broker "non-votes" will not be counted as votes cast with respect to Proposal 4 and thus will not have the effect of votes for or against Proposal 4.

Proposal 5 (the adoption of Amended and Restated Articles of Incorporation) is comprised of four sub-proposals denominated as Sub-Proposals 5A through 5D, each of which will be subject to a separate vote of the shareholders. Notwithstanding that each sub-proposal will be subject to a separate vote of the shareholders, the sub-proposals are cross-conditioned such that approval of all sub-proposals is required for any of them to take effect. Accordingly, if any sub-proposal is not approved by the shareholders, none of the sub-proposals will be implemented. The Nebraska Model Business Corporation Act provides that a majority of votes cast at the meeting is required to approve each sub-proposal, with the Class A common shares and the Class B common shares voting together as a single class or voting group. In addition, the Company's Articles of Incorporation require that Sub-Proposal 5C, which involves an amendment to Article VI of the Articles of Incorporation, must be approved by the affirmative vote of the holders of a majority of the voting power of all the shares of the capital stock of the Company entitled to vote, voting together as a single class. Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast with respect to any of Sub-Proposals 5A, 5B, or 5D and thus will not have the effect of votes cast for or against any of Sub-Proposals 5A, 5B, or 5D.  Abstentions and broker “non-votes” will have the same effect as a vote against Sub-Proposal 5C.

Voting Recommendations
The Company's Board of Directors recommends that you vote:

•	“FOR” the election of each of the Class I director nominees to the Board of Directors for a three-year term

•	“FOR” the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018

•	“FOR” the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement

•	"FOR" the approval of the amendment to the Directors Stock Compensation Plan

•	“FOR” the approval of each sub-proposal to amend the Company's Articles of Incorporation

A proxy, when properly executed and not revoked, will be voted in accordance with the authorization and instructions contained therein. Unless a shareholder specifies otherwise, all shares represented will be voted in accordance with the recommendations of the Company's Board of Directors.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K to be filed within four business days after the Annual Meeting date.

Cost of This Proxy Solicitation

The Company will pay the cost of soliciting proxies, including the preparation, assembly, and furnishing of proxy solicitation and other required annual meeting materials. Directors, officers, and regular employees of the Company may solicit proxies by telephone, electronic communications, or personal contact, for which they will not receive any additional compensation in respect of such solicitations. The Company will also reimburse brokerage firms and others for all reasonable expenses for furnishing proxy solicitation and other required annual meeting materials to beneficial owners of the Company's stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine directors who are divided into three classes, designated as Class I, Class II, and Class III. In accordance with the Company’s Articles of Incorporation, the number of directors constituting the entire Board is fixed exclusively by the Board from time to time. The classes of directors serve for staggered three-year terms, with their current terms ending at the annual meeting of shareholders in the following years: Class I directors - 2018; Class II directors - 2019; and Class III directors - 2020.

Shareholders are asked to elect three Class I directors to serve on the Board of Directors for a three-year term ending at the 2021 annual meeting of shareholders. The nominees for these Class I directorships are Michael S. Dunlap, Stephen F. Butterfield, and Michael D. Reardon. Each nominee is currently serving on the Board as a Class I director and was most recently elected to the Board by the shareholders at the 2017 annual meeting of shareholders, at which annual meeting the shareholders also approved an amendment to the Articles of Incorporation to classify the Board into three classes, with the directors in each class serving staggered three-year terms of office implemented by the directors in Class I, Class II, and Class III having initial terms of office expiring at the Company's annual meeting of shareholders in 2018, 2019, and 2020, respectively. In making these nominations, the Board and the Nominating and Corporate Governance Committee considered each nominee’s specific experience, qualifications, and skills as described below.

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated each of the Class I director nominees named below to serve on the Board of Directors as Class I directors.

The Board of Directors recommends that shareholders vote FOR the election of each Class I director nominee (named below) to the Board of Directors.

In the event that before the election any Class I director nominee becomes unable to serve or for good cause unwilling to serve, if elected, the shares represented by proxy will be voted for any substitute nominees designated by the Board, unless the proxy does not indicate that the shares are to be voted for all Class I director nominees, or, if the Board does not designate any substitute nominees, the shares represented by proxy may be voted for a reduced number of nominees. The Board of Directors knows of no reason why any of the persons nominated for election as Class I directors might be unable or unwilling to serve if elected, and each nominee has consented to and expressed an intention to serve if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which any of the nominees was selected as a nominee.

The following sets forth certain information about (i) each of the three nominees for election as Class I directors to serve for a three-year term expiring at the 2021 annual meeting of shareholders, and (ii) each of the current Class II and Class III directors whose term of office continues beyond the 2018 Annual Meeting. The information includes, with respect to each such person: (a) his or her age, (b) the year during which he or she was first elected a director of the Company, (c) his or her principal occupation(s) and any other directorships with publicly-held companies (if applicable) during the past five years, and (d) the qualifications of such person that led to the conclusion that such person should serve as a director of the Company.

Class I Director Nominees to Hold Office for a Term Expiring at the 2021 Annual Meeting of Shareholders

Michael S. Dunlap, 54 Director since January 1996	Executive Chairman, Nelnet, Inc.
•
Executive Chairman, Nelnet, Inc., January 2014 - present; Chairman, January 1996 - December 2013; Chief Executive Officer, May 2007 - December 2013 and December 2001 - August 2003; Co-Chief Executive Officer, August 2003 - May 2007

•
Chairman, Farmers & Merchants Investment Inc. (“F&M”), the parent of Union Bank and Trust Company (“Union Bank”), January 2013 - present; Co-President and Director, January 2007 - January 2013 (F&M is an affiliate of the Company)

Mr. Dunlap's qualifications include more than 25 years of experience in the areas of banking and financial services, leadership, strategic operations, and management, including as one of our co-founders and our Chairman since the Company's inception, as well as his experience as a member of the boards of directors of numerous other organizations. Mr. Dunlap's knowledge of every part of our business and his intense focus on innovation and excellence are keys to our Board's success.

Stephen F. Butterfield, 65 Director since January 1996	Vice-Chairman, Nelnet, Inc.
	•	Vice-Chairman, Nelnet, Inc., March 2000 - present; Co-Chief Executive Officer, August 2003 - May 2007

Mr. Butterfield's qualifications include more than 35 years of experience in the areas of student loans, capital markets, and municipal finance, including as one of our co-founders and a member of our Board since the Company's inception, as well as his knowledge and understanding of leadership and organizational dynamics.

Michael D. Reardon, 65 Director since December 2003	Chairman, Provision Networks, LLC
	•	Chairman, Provision Networks, LLC, a telecommunications company, August 2015 - present; Chief Executive Officer, January 2004 - August 2015
	•	Chairman, Geos Communications, Inc., a publicly traded mobile communications company, March 2010 - August 2013
	•	Director, HyperFlo, LLC, a manufacturer of precision cleaning equipment, January 2010 - February 2013

Mr. Reardon's qualifications include over 35 years of experience starting and building companies from the ground up, providing strategy, leadership, business development, and management expertise, and dealing with financial and operational issues in challenging environments. Mr. Reardon also has experience leading technology related companies. Through his roles as an executive officer and Chairman of such companies, and his experience on the boards of directors and board committees of other public companies, Mr. Reardon provides valuable and unique insights.

Class II Directors Continuing in Office for a Term Expiring at the 2019 Annual Meeting of Shareholders

James P. Abel, 67 Director since August 2003	Chief Executive Officer, NEBCO, Inc.
•
Chief Executive Officer, NEBCO, Inc., a company with interests in the manufacture of concrete building materials, road construction, insurance, mining, railroading, farming, and real estate, 2004 - present; President and Chief Executive Officer, 1983 - 2004

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Chairman of the Board of Directors, Ameritas Mutual Holding Company and Ameritas Holding Company; and Director, Ameritas Life Insurance Corp. Ameritas Mutual Holding Company is the parent company and owns Ameritas Holding Company, which owns 100 percent of the stock of Ameritas Life Insurance Corp. These entities offer a wide range of insurance and financial products and services to individuals, families, and businesses.

Mr. Abel's qualifications include his experience on boards of directors of other private companies and his demonstrated executive leadership abilities and management experience as Chief Executive Officer of a complex diversified organization, as well as his knowledge of operations and experience with mergers and acquisitions, all of which give him critical insights into the operational requirements of the Company.

William R. Cintani, 65 Director since May 2012	Chairman and Chief Executive Officer, Mapes Industries
• Chairman and Chief Executive Officer, Mapes Industries, a diversified manufacturer of specialty architectural products with distribution across the United States and Canada, 1993 - present

Mr. Cintani's qualifications include more than 35 years of managing a diverse, nationwide manufacturing business with distribution in all 50 states and Canada. Mr. Cintani's service on numerous civic, philanthropic, and service boards has provided him with a wide array of experience in both corporate governance and operations. His practical knowledge and board experience provide the Company with a resource for all aspects of finance, operations, IT, and strategic planning. In addition, Mr. Cintani served 10 years as a member of the board of directors for certain of the Company's asset-backed securities special purpose corporations.

Kimberly K. Rath, 57 Director since October 2007	Chairperson and President, Talent Plus, Inc.
• Chairperson, Talent Plus, Inc., a global human resources consulting firm, August 2013 - present; President, June 2016 - present; Managing Director and President, July 1989 - August 2013

Ms. Rath's qualifications include over 30 years of experience in the field of human resources, with expertise in executive development, employee engagement, and human capital management. Ms. Rath also has over 25 years of experience leading an international executive management consulting and training organization, working with major global companies. Ms. Rath serves as an executive strategic advisor to many leaders across the globe in both private and public sectors.

Class III Directors Continuing in Office for a Term Expiring at the 2020 Annual Meeting of Shareholders

Kathleen A. Farrell, 54 Director since October 2007	Dean and Professor of Finance, College of Business Administration, University of Nebraska-Lincoln
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Dean, College of Business Administration, University of Nebraska - Lincoln, December 2017 - present; Professor of Finance, August 2009 - present; Interim Dean, January 2017 - December 2017; Chair, Finance Department, August 2014 - December 2016; Senior Associate Dean of Academic Programs, August 2011 - July 2014; Associate Dean of Academic Programs, August 2010 - August 2011; Associate Professor of Finance, 2002 - July 2009; Assistant Professor of Finance, August 1993 - 2001

Dr. Farrell's qualifications include her expertise in corporate finance, executive turnover, and executive compensation, and her prior experience as an auditor at a public accounting firm. Dr. Farrell has achieved designation as a Certified Public Accountant (inactive), has over 25 years of experience teaching university courses in the areas of banking and finance, and has conducted extensive research on these topics. Dr. Farrell has also published articles on these topics in numerous scholarly journals.

David S. Graff, 35 Director since May 2014	Chief Executive Officer, Agile Sports Technologies, Inc. (doing business as Hudl)
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Chief Executive Officer, Hudl, May 2006 - present. Hudl provides online video analysis and coaching tools software for professional, college, high school, club, and youth teams and athletes, and as of 2017, Hudl software was used by more than 160,000 teams around the world, serving more than 30 different sports, including the National Hockey League, National Football League, National Basketball Association, and English Premier League.

Mr. Graff's qualifications include his experience and expertise in computer science, marketing, and sales. In addition, as co-founder of Hudl, Mr. Graff provides the Board of Directors and the Company significant expertise in business development and innovation. Mr. Graff serves on the Advisory Board for the Jeffrey S. Raikes School of Computer Science and Management at the University of Nebraska. In 2010, Mr. Graff was featured on Inc. Magazine's 30 Under 30 list along with the other Hudl co-founders, and in 2016 was named one of Fast Company's Most Creative People. In addition, Mr. Graff served as a member of the board of directors for certain of the Company's asset-backed securities special purpose corporations.

Thomas E. Henning, 65 Director since August 2003	President and Chief Executive Officer, Assurity Group, Inc. and its subsidiary, Assurity Life Insurance Company
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President and Chief Executive Officer, Assurity Group, Inc. and its subsidiary, Assurity Life Insurance Company, which offers a variety of disability income and critical illness protection, life insurance, and annuity products, 1990 - present

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Director, Federal Home Loan Bank Topeka, March 2007 - October 2015. The Federal Home Loan Bank Topeka is part of the 12-member Federal Home Loan Bank system. The bank serves the states of Oklahoma, Kansas, Nebraska, and Colorado and provides liquidity to member institutions to assist in financing real estate.

• Director, Great Western Bancorp, Inc. ("GWB") and Great Western Bank, August 2015 - present. GWB is a publicly traded full service regional bank holding company.

Mr. Henning's qualifications include over 25 years of experience as President and Chief Executive Officer of a large insurance company, his prior experience as President of a regional bank, his financial expertise, including being a Chartered Financial Analyst, his experience in risk assessment and management, and his vast knowledge and experience in leadership and management. Mr. Henning also completed a comprehensive program of study by the National Association of Corporate Directors ("NACD") and has been named an NACD Fellow.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics for Directors, Officers, and Employees

The Company has a written code of business conduct and ethics that applies to all of the Company's directors, officers, and employees, including the Company's Executive Chairman, Chief Executive Officer, President, Chief Operating Officer, and Chief Financial Officer (who is also the Company's principal accounting officer), and is designed to promote ethical and legal conduct. Among other items, the code addresses the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of, the code. This code is available on the Company's Web site at www.nelnetinvestors.com under “Corporate Governance” and is available in print to any shareholder who requests it. Any future amendments to or waivers of the code, to the extent applicable to any executive officer or director, will be posted at this location on the Company's website.

Board Composition and Director Independence

The Board of Directors is composed of a majority of independent directors as defined by the rules of the New York Stock Exchange. A director does not qualify as an independent director unless the Board has determined, pursuant to applicable legal and regulatory requirements, that such director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company).  The Nominating and Corporate Governance Committee reviews compliance with the definition of “independent” director annually. Mr. Dunlap beneficially owns 77.8% of the combined voting power of the Company's shareholders. Because of his beneficial ownership, Mr. Dunlap can effectively elect each member of the Board of Directors and has the power to defeat or remove each member of the Board of Directors.

The Board has evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors, director nominees, and entities with respect to which they are an executive officer, partner, member, and/or significant shareholder. As part of this evaluation, the Board noted that none of the current directors received any consulting, advisory, or other compensatory fees from the Company, other than those described under "Certain Relationships and Related Transactions" and "Director Compensation Table for Fiscal Year 2017." Based on this independence review and evaluation, and on other facts and circumstances the Board deemed relevant, the Board, in its business judgment, has determined that all of the Company's current directors are independent, with the exception of Mr. Dunlap, who is currently an employee of the Company.

The Company's Nominating and Corporate Governance Committee is responsible for reviewing and approving all new transactions, and any material amendments or modifications to existing transactions, between the Company and related parties, and taking such actions as the Committee deems necessary and appropriate in relation to such transactions, including reporting to the Board of Directors with respect to such transactions as the Committee deems necessary and appropriate. See “Certain Relationships and Related Transactions.”

Governance Guidelines of the Board
The Board's governance is guided by the Company's Corporate Governance Guidelines. The Board's current guidelines are available on the Company's Web site at www.nelnetinvestors.com under “Corporate Governance” and are available in print to any shareholder who requests them. Among other matters, the guidelines provide for the following:

•	A majority of the members of the Board must be independent directors.

•	The Board undertakes an annual self-review.

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The Board and each Board Committee has the authority to engage independent or outside counsel, accountants, or other advisors, as it determines to be necessary or appropriate. All related fees and costs of such advisors are paid by the Company.

•	Board members have open communication access to all members of management and counsel.

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Directors who are not employees or officers of the Company or any of its subsidiaries ("Non-Employee Directors") meet in executive session, without the presence of management. Mr. Henning currently presides at these executive sessions. Anyone who has a concern about the Company may communicate that concern directly to these Non-Employee Directors. Such communication may be mailed to the Corporate Secretary at Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508 or anonymously submitted via the Company's Web site at www.nelnet.com under “Anonymous Reporting.” All such communications will be forwarded to the appropriate Non-Employee

Directors for their review. The Non-Employee Directors may take any action deemed appropriate or necessary, including the retention of independent or outside counsel, accountants, or other advisors, with respect to any such communication addressed to them. No adverse action will be taken against any individual making any such communication in good faith to the Non-Employee Directors.

Board Diversity

In considering whether to recommend any candidate for election to the Board, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in Nelnet's Corporate Governance Guidelines. These criteria include the candidate's independence, wisdom, integrity, understanding and acceptance of the Company's corporate philosophy, business or professional knowledge and experience, record of accomplishment, and willingness to commit time and energy to the Company. Our Corporate Governance Guidelines also specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Board is committed to a strong and diverse membership and a thorough process to identify those individuals who can best contribute to the Company's continued success. As part of this process, the Nominating and Corporate Governance Committee will continue to take all reasonable steps to identify and consider for Board membership all candidates who satisfy the business needs of the Company at the time of appointment.

The Committee seeks nominees with a broad diversity of experience, professional skills, and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability, or any other basis proscribed by law.

The Board's Role in Risk Oversight
Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company in fostering a culture of risk-aware and risk-adjusted decision-making that allows the Company to avoid adverse financial and operational impacts. The involvement of the full Board of Directors in setting the Company's business strategy is a key part of its assessment of management's appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Risk and Finance Committee assists the Board of Directors in fulfilling its responsibilities with respect to oversight of the Company's enterprise-wide risk management framework and oversight of the Company's strategies relating to capital management. The Audit Committee focuses on the integrity of the Company's financial statements, system of internal controls, and policies for risk assessment and risk management. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to regulatory, compliance, related-party transactions, and public policy issues that affect the Company, and works closely with the Company's legal and policy services groups.  The Compliance Committee assists the Board of Directors in fulfilling its responsibility to oversee the Company's Compliance Management Program, which is designed to ensure compliance with consumer protection laws, regulations, and corporate policies. In addition, the Audit Committee and the Risk and Finance Committee oversee various aspects of the Company’s initiatives, procedures, controls, plans, and other measures related to cybersecurity risks, including measures designed to prevent, detect, and respond to cybersecurity threats, with the Board of Directors receiving frequent updates with respect to such measures and related cybersecurity risk management activities. Finally, in setting compensation philosophy and strategy, the Compensation Committee strives to create incentives that encourage an appropriate level of risk-taking behavior consistent with the Company's business strategy.

Board Leadership Structure

Mr. Dunlap serves as Executive Chairman of the Board and Jeffrey R. Noordhoek serves as Chief Executive Officer. While the Board of Directors and management do not believe either a combined Chairman and CEO or separate roles necessarily guarantee better governance or the absence of risk, they believe the Company's current leadership structure is appropriate for our business at this time. The Board believes that its current leadership structure best serves the objectives of the Board's oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders, and the Company's overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles will allow the CEO to focus his time and energy on operating and managing the Company, while leveraging the experience and perspectives of the Executive Chairman. It also allows the Executive Chairman to focus on leadership of the Board in addition to providing management direction on company-wide issues. The Board periodically reviews the leadership structure and may make changes in the future.

In addition, Mr. Henning is currently serving as the independent Lead Director of the Board. The Board believes having a lead independent director is an important governance practice, given that the Executive Chairman is not an independent director under our Corporate Governance Guidelines and applicable rules. Mr. Dunlap, as Executive Chairman, provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. In conjunction with Mr. Henning as the independent Lead Director, Mr. Dunlap sets the Board agendas with Board and management input, facilitates communication among directors, works with Mr. Henning to provide appropriate information flow to the Board, and presides at meetings of the Board of Directors and shareholders. Mr. Henning works with Mr. Dunlap and other Board members to provide strong, independent oversight of the Company's management and affairs. Among other things, Mr. Henning is involved in the development of Board meeting agendas as well as the quality, quantity, and timeliness of information sent to the Board, serves as the principal liaison between Mr. Dunlap and the independent directors, and chairs an executive session of the Non-Employee Directors at most regularly scheduled Board meetings. This structure allows the Company to optimize the roles of Chairman, CEO, and independent Lead Director and provide sound governance practices.

Board Committees

The Board uses committees to assist it in the performance of its duties. During 2017, the standing committees of the Board were the Audit Committee, Compensation Committee, Compliance Committee, Nominating and Corporate Governance Committee, Risk and Finance Committee, and Executive Committee. During 2017, all Board committees, with the exception of the Executive Committee, were composed entirely of independent directors, and each committee other than the Executive Committee operates pursuant to a formal written charter, approved by the Board, which sets forth the committees' functions and responsibilities. Each committee charter is posted on the Company's Web site at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents” and is available in print to any shareholder who requests it. The purposes of each committee and their current members are set forth below.

Audit Committee

The Audit Committee is composed of Ms. Farrell and Messrs. Cintani and Henning. The Committee held seven meetings in 2017. Each member of the Audit Committee is (1) “independent” in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC and (2) sufficiently financially literate to enable him or her to discharge the responsibilities of an Audit Committee member. The Board has determined that all of the members of the Audit Committee have accounting and related financial management expertise which qualifies each of them as an “audit committee financial expert,” as defined in the applicable rules and regulations of the SEC.

The Audit Committee provides assistance to the Board of Directors in its oversight of the integrity of the Company's financial statements, the Company's system of internal controls, the Company's policy standards and guidelines for risk assessment and risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors, and the Company's compliance with other regulatory and legal requirements. The Audit Committee discusses with management and the independent auditor the Company's annual audited financial statements, including the Company's disclosures made under “Management's Discussion and Analysis of Financial Condition and Results of Operations” in its filings with the SEC, and recommends to the Board of Directors whether such audited financial statements should be included in the Company's annual report on Form 10-K. The Audit Committee also selects the independent auditors for the next year and presents such selection to the shareholders for ratification.

Compensation Committee

The Compensation Committee is composed of Ms. Rath and Messrs. Abel and Reardon. The Committee held five meetings in 2017. The members of the Compensation Committee are (1) “independent” in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC, and (2) “Non-Employee Directors” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee oversees the Company's compensation and benefit policies. The Company's compensation policies are designed with the goal of maximizing shareholder value over the long term. The Compensation Committee believes that this goal is best realized by utilizing a compensation program which serves to attract and retain superior executive talent by providing management with performance-based incentives and closely aligning the financial interests of management with those of the Company's shareholders. The level of compensation is based on numerous factors, including achievement of results and financial objectives established by the Compensation Committee and the Board of Directors. See “Executive Compensation.”

Compliance Committee

The Compliance Committee is composed of Ms. Farrell and Messrs. Abel and Graff. The Committee held four meetings in 2017. The Compliance Committee has principal oversight responsibility with respect to the Company's Compliance Management Program, including approval of applicable corporate policies, ensuring adequate resources are available for training and communications, ensuring the Program is designed to adequately address consumer complaints and other compliance issues and receiving periodic reporting from management regarding compliance activities.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Ms. Rath and Messrs. Abel, Butterfield, and Reardon. The Committee held four meetings in 2017. The members of the Nominating and Corporate Governance Committee are “independent” as determined in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC. The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified nominees to serve on the Company's Board of Directors, identifying members of the Board to serve on each Board committee, overseeing the evaluation by the Board of itself and its committees, identifying individuals to serve as officers of the Company and recommending such individuals to the Board, as well as developing and overseeing the Company's internal corporate governance processes. The Nominating and Corporate Governance Committee reviews related party transactions in accordance with the written policies and procedures adopted by the Board of Directors for the Committee's review of related party transactions, and takes such actions as the Committee deems necessary and appropriate in relation to such transactions, including reporting to the Board of Directors with respect to such transactions as the Committee deems necessary and appropriate.

The Company's Corporate Governance Guidelines establish criteria for specific qualities and skills to be considered by the Nominating and Corporate Governance Committee as necessary for the Company's directors to possess. These criteria include, among other items, independence, diversity, integrity, understanding the Company's corporate philosophy, valid business or professional knowledge, proven record of accomplishment with excellent organizations, ability to challenge and stimulate management, and willingness to commit time and energy. The Nominating and Corporate Governance Committee has been given the responsibility to take all reasonable steps to identify and evaluate nominees for director and has adopted a policy requiring it to consider written proposals for director nominees received from shareholders of the Company. No such proposals were received during 2017 from a beneficial owner of more than 5% of Nelnet's stock (other than current management). There is no difference in the manner in which the Committee evaluates director nominees based on whether the nominee is recommended by a shareholder. All of the nominees identified in this proxy statement have been recommended by the Committee.

When seeking candidates for director, the Nominating and Corporate Governance Committee solicits suggestions from incumbent directors, management, shareholders, and others. The Committee has authority under its charter to retain a search firm for this purpose. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it recommends his or her candidacy to the full Board of Directors.

The Company's Bylaws include provisions setting forth the specific conditions under which persons may be nominated by shareholders for election as directors at an annual meeting of shareholders. The provisions include the condition that nominee proposals from shareholders must be in writing and that shareholders comply with the time-frame requirements described under “Other Shareholder Matters - Shareholder Proposals for 2019 Annual Meeting” for shareholder proposals not included in the Company's Proxy Statement. A copy of such provisions is available upon written request to: Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary. The Company's Bylaws are also posted on the Company's Web site at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents.”

Risk and Finance Committee

The Risk and Finance Committee is composed of Ms. Farrell and Messrs. Butterfield, Cintani, Graff, and Henning. The Committee held four meetings in 2017. The Risk and Finance Committee has principal oversight responsibility with respect to the Company's enterprise-wide risk management framework, including the significant strategies, policies, procedures, and systems used to identify, assess, measure, and manage the major risks facing the Company and oversight of the Company's material financial matters, including capital management, funding strategy, investments, and acquisitions that are material to the Company's business.

Executive Committee

The Executive Committee is composed of Ms. Farrell and Messrs. Dunlap and Henning. The Executive Committee held no formal meetings in 2017. The Executive Committee exercises all of the powers of the full Board in the management of the business and affairs of the Company during the intervals between meetings of the full Board, subject only to limitations as the Board may impose from time to time, or as limited by applicable law.

Meetings of the Board

The Board of Directors held six meetings in 2017. All directors attended at least 75% of the meetings of the Board and committees on which they serve.

Attendance at Annual Meetings of Shareholders

The Company does not have a policy regarding director attendance at the annual meetings of shareholders.  All directors attended the prior year's annual meeting of shareholders.

Director Compensation Overview
The Company’s compensation program for Non-Employee Directors is designed to reasonably compensate Non-Employee Directors for their service on the Board of Directors and its committees, in amounts commensurate with their roles and involvement, and taking into consideration the significant amount of time they devote in fulfilling their duties in view of the Company’s size, complexity, and risks, as well as the experience and skill levels required of members of the Board. The Company intends to compensate its Non-Employee Directors in a manner that attracts and retains high quality Board members, and ensures that their interests are aligned with the shareholders. The Compensation Committee reviews the compensation program for Non-Employee Directors on an annual basis and makes recommendations regarding the program to the Board.
In addition to the various components of the Company’s compensation program for Non-Employee Directors discussed under the "Director Compensation Elements," “Director Compensation Table for Fiscal Year 2017,” and “Share Ownership Guidelines for Board Members” captions below, the Company has a policy prohibiting members of the Board of Directors from short sales of the Company’s common stock, buying or selling call or put options or other derivatives related to the Company’s common stock, or entering into other transactions that have the effect of hedging the economic value of any of their direct or indirect interest in the Company’s common stock. The Company also has a policy requiring members of the Board who wish to buy or sell the Company’s stock to do so only through Rule 10b5-1 stock trading plans.

Director Compensation Elements

Non-Employee Directors are compensated for Board meeting and committee meeting attendance, earning $1,000 for each Board and committee meeting attended. For fiscal year 2017, the Company also paid an annual retainer of $75,000 to Non-Employee Directors. An additional annual retainer of $10,000 is paid to Non-Employee Directors who serve as members on each of the Audit Committee, Compensation Committee, Compliance Committee, Nominating and Corporate Governance Committee, Risk and Finance Committee, or Executive Committee, as applicable. For fiscal year 2017, the Chair of the Audit Committee was paid an additional $12,500 annual retainer fee. Mr. Dunlap, who is an employee of the Company, does not receive any consideration for participation in Board or committee meetings.

The Company has a Directors Stock Compensation Plan for Non-Employee Directors that was approved by the Board of Directors and shareholders pursuant to which Non-Employee Directors can elect to receive their annual retainer fees in the form of cash or in shares of the Company's Class A common stock. Currently, up to 400,000 shares may be issued under the plan, subject to antidilution adjustments in the event of certain changes in the Company's capital structure. See "Proposal 4 - Approval of Amendment to the Directors Stock Compensation Plan to Increase the Authorized Number of Shares of Class A Common Stock That May be Issued Under the Plan From a Total of 400,000 Shares to a Total of 500,000 Shares, Subject to an Annual Per-Director

Limit." If a Non-Employee Director elects to receive Class A common stock, the number of shares of Class A common stock that will be granted will be equal to the amount of the annual retainer fee otherwise payable in cash divided by 85 percent of the fair market value of a share of Class A common stock on the date the fee is payable. Non-Employee Directors who choose to receive Class A common stock may also elect to defer receipt of the Class A common stock until termination of their service on the Board of Directors. Any dividends paid in respect of deferred shares during the deferral period will also be deferred in the form of additional shares and paid out at termination of service on the Board of Directors. This plan may be amended or terminated by the Board of Directors at any time, but no amendment or termination will adversely affect a Non-Employee Director's rights with respect to previously deferred shares without the consent of the Non-Employee Director.

Beginning in June 2018, the Company's Board of Directors has approved an increase in the base annual retainer for Non-Employee Directors from $75,000 to $100,000. The annual retainer for serving on a committee did not change and will remain at $10,000 for each committee on which a Non-Employee Director is a member.

Director Compensation Table for Fiscal Year 2017

The following table sets forth summary information regarding compensation of Non-Employee Directors for the fiscal year ended December 31, 2017.

	2017 Compensation
Director name	Fees paid in cash ($) (a)	Stock awards ($) (b)	All other compensation ($)		Total ($)
James P. Abel	19,000	123,523	—		142,523
Stephen F. Butterfield	109,000	—	51,026	(c) (d)	160,026
William R. Cintani	17,000	111,796	17,500	(d)	146,296
Kathleen A. Farrell	21,000	135,296	450	(d)	156,746
David S. Graff	14,000	111,796	—		125,796
Thomas E. Henning	17,000	138,262	—		155,262
Kimberly K. Rath	15,000	111,796	25,000	(d)	151,796
Michael D. Reardon	110,000	—	—		110,000

(a)
Amounts represent cash paid to Non-Employee Directors for attendance at Board and committee meetings. Amounts for Messrs. Butterfield and Reardon also include annual retainer fees ($95,000), which each elected to receive in cash.

(b)
Each of the Non-Employee Directors, with the exception of Messrs. Butterfield and Reardon, elected to receive their annual retainer fees for 2017 in the form of the Company's Class A common stock or deferred shares in accordance with the provisions of the Directors Stock Compensation Plan. As such, the amounts under “Stock awards” represent the grant date fair value of the stock computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"), based on the closing market price of the Company's Class A common stock on the date of issuance, June 23, 2017, of $46.35 per share. The Company uses the closing market price of the Company's Class A common stock on the date the annual retainer fees are payable to calculate the number of shares to be issued under this plan. Additional information about the Company’s accounting for stock-based compensation under FASB ASC Topic 718 can be found in Note 3 - “Summary of Significant Accounting Policies and Practices - Compensation Expense for Stock Based Awards” and Note 19 - “Stock Based Compensation Plans - Non-employee Directors Compensation Plan” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(c)
As a non-employee strategic advisor to the Company, Mr. Butterfield received health, dental, and vision benefits. During 2017, Mr. Butterfield received $6,000 from the Company to cover the cost of his premiums related to these benefits. The dollar value of insurance premiums paid by the Company related to these benefits was $20,026.

(d)
The Company offers a matching gift program in which all employees with at least six months of service and all members of the Board of Directors are eligible to participate. Under this program, for every dollar ($100 minimum) that an employee or Board member contributes to an eligible charitable organization or educational institution, the Company will make matching donations of additional funds, subject to terms and conditions applicable in an equal manner to all employees and Board members. The total maximum dollar amount payable under the program is

$25,000 per director or employee per calendar year. The following table shows amounts contributed by the Company to charitable organizations on behalf of Non-Employee Directors during 2017:

Director name	Matching contribution
Stephen F. Butterfield	$25,000
William R. Cintani	17,500
Kathleen A. Farrell	450
Kimberly Rath	25,000

Share Ownership Guidelines for Board Members

The Compensation Committee of the Board of Directors believes that Board members should have a significant equity interest in the Company. In order to promote equity ownership and further align the interests of Board members with the Company's shareholders, the Committee has recommended and the Board has adopted Share Ownership Guidelines for Board members. Under these guidelines, each Non-Employee Director is encouraged to own shares of the Company's Class A common stock with a value of 50% of the amount obtained by multiplying the base annual retainer fee ($75,000) by the number of years the Director has served on the Board. As of February 28, 2018, all Non-Employee Directors owned an amount of shares in excess of that suggested by the guidelines.

EXECUTIVE OFFICERS

Under the Company's Bylaws, each executive officer holds office for a term of one year or until their successor is elected and qualified. The executive officers of the Company are elected by the Board of Directors at its annual meeting immediately following the annual meeting of shareholders.

The following sets forth the executive officers of the Company, including their names, their ages, their positions with the Company, and if different, their business experience during the last five years.

See "Proposal 1 - Election of Directors" for biographical information regarding Mr. Dunlap.

Name and Age Position and Business Experience

Terry J. Heimes, 53	•	Chief Operating Officer, Nelnet, Inc., January 2014 - present
	•	Chief Financial Officer, Nelnet, Inc., March 2001 - December 2013

James D. Kruger, 55	•	Chief Financial Officer, Nelnet, Inc., January 2014 - present
	•	Controller, Nelnet, Inc., October 1998 - December 2013

William J. Munn, 50	•	Corporate Secretary, Chief Governance Officer, and General Counsel, Nelnet, Inc., September 2006 - present

Jeffrey R. Noordhoek, 52	•	Chief Executive Officer, Nelnet, Inc., January 2014 - present
	•	President, Nelnet, Inc., January 2006 - December 2013

Timothy A. Tewes, 59	•	President, Nelnet, Inc., January 2014 - present
	•	President and Chief Executive Officer, Nelnet Business Solutions, Inc., a subsidiary of Nelnet, Inc., May 2007 - December 2013

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we provide a detailed description of our executive compensation philosophy and program for our named executive officers (the “Named Executive Officers”) for fiscal 2017:

Name	Title
Michael S. Dunlap	Executive Chairman
Jeffrey R. Noordhoek	Chief Executive Officer
Terry J. Heimes	Chief Operating Officer
James D. Kruger	Chief Financial Officer
Timothy A. Tewes	President

Executive Summary

This Compensation Discussion and Analysis describes the key principles and measures that underlie the Company's executive compensation policies for the Named Executive Officers. The Company's stated compensation philosophy is clear and consistent, that it pays for performance. Its Named Executive Officers are accountable for the Company's performance and the business segment or segments they manage, and are compensated based on that performance.

For 2017, the Company had net income, excluding derivative market value and foreign currency transaction adjustments, of $185.1 million, or $4.43 per share. Net income, excluding derivative market value and foreign currency transaction adjustments, and the corresponding per share measure are non-GAAP financial measures, and there is no comprehensive, authoritative guidance for the presentation of these measures. For information on how these measures are calculated from the Company’s financial statements, reconciliations to the most directly comparable financial measures for 2017 under GAAP, and other information about these measures, please refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - GAAP Net Income and Non-GAAP Net Income, Excluding Adjustments on page 37 of the Company’s 2017 Annual Report on Form 10-K filed with the SEC on February 27, 2018. The Company has delivered strong financial results supported by achievement of its key objectives of growing its core businesses, driving diversification around its core, and improving customer experiences. The Company believes that its executive compensation program contributes to a high-performance culture where executives deliver results that drive sustained growth.

The following discussion summarizes the Company's executive compensation program, compensation philosophy, objectives, and process considered in determining compensation for its Named Executive Officers.

Compensation Committee Governance and Processes

The Company's Board of Directors has designated the Compensation Committee to assist the Board in discharging its responsibilities relating to:

•	determining and administering the compensation of the Named Executive Officers and other executive officers of the Company

•	administering certain compensation plans, including stock, incentive, and commission compensation plans

•	assessing the effectiveness of succession planning relative to key executive officers of the Company

•	reviewing, approving, and overseeing certain other benefit plans

The Compensation Committee consists solely of independent members of the Board of Directors, and operates under a written charter adopted by the Board. Compensation Committee policy requires that all of the Company's compensation plans and practices shall comply with applicable laws, rules, and regulations.

As discussed below, the Compensation Committee works with members of management to develop executive compensation objectives and programs. The Compensation Committee or a subcommittee of the Compensation Committee reviews and approves the Company's compensation framework and specific executive compensation determinations. The Compensation Committee also coordinates with the Board of Directors to monitor the performance of the Named Executive Officers throughout the year to ensure that the compensation being provided meets the performance incentive objectives of the Company's compensation framework.

Role of Management in Recommending Executive Compensation

The Executive Director of People Services, the Chief Executive Officer, and the Chief Operating Officer, referred to herein as the internal committee, are directed by the Compensation Committee to develop, recommend, and administer in a consistent manner, compensation objectives and programs for the Compensation Committee and the Board of Directors to consider and approve. As part of this process, each year the internal committee, with the assistance of other members of management, reviews and updates as necessary the Company's compensation philosophy and strategy statement, and develops a proposed executive compensation framework. The internal committee is also tasked with ensuring that the objectives of the programs are aligned with the Company's long-term strategy. The Executive Chairman makes compensation recommendations for himself and the other Named Executive Officers for the Compensation Committee's review and approval.

Objectives of Executive Compensation

The general compensation philosophy of the Company, as an organization that values the long-term success of its shareholders, customers, and employees (referred to by the Company as associates), is that the Company will pay competitive and equitable compensation that is designed to encourage focus on the long-term performance objectives of the Company and is differentiated based on both the individual’s performance and the performance of their respective business segment. In carrying out this philosophy, the Company structures its overall compensation framework with the general objectives of encouraging ownership, savings, wellness, productivity, and innovation. In addition, total compensation is intended to be market competitive compared to select industry surveys, internally consistent, and aligned with the philosophy of a performance-based organization. The Company believes this approach will enable it to attract, retain, develop, and motivate the talent required for the Company's long-term success, encourage the creation of shareholder value, and recognize high levels of associate performance.

To build a strong work environment and culture, the Company structures its total compensation to be comprised of:

Element	Purpose	Characteristics
Base salary	Competitive cash compensation to retain and attract executive talent.	Fixed cash compensation based upon the scope and complexity of the role, individual experience, performance, and market competitiveness. Reviewed annually and adjusted as warranted.
Annual performance-based incentive bonuses	Drive the achievement of key short-term business results and recognize individual contributions to these results.
Primary mode to differentiate compensation based on performance. Annual incentives based on a combination of financial metrics and individual goals. Potential cash-equity mix through performance-based incentive program stock election framework.

Restricted stock awards	Promote long-term focus on shareholder value, serve as an important retention tool, and encourage equity stake in the Company.	Equity-based compensation subject to vesting periods, or other restrictions on sale, generally for three to ten years.
Health, retirement, and other benefits	Designed to provide competitive health insurance options and income replacement upon retirement, death, or disability.	Benefits for Named Executive Officers are the same as those available to all associates.

The annual and long-term performance measures used by the Compensation Committee in reviewing and determining executive compensation are reflected in the Executive Officers' Incentive Compensation Plan described below.

Summary of Executive Compensation Policies and Practices

What we do	What we don't do
Pay for performance	No employment contracts
Periodically utilize external, independent compensation consulting firm(s)	No significant additional perks to executive officers
Mitigate undue risk in compensation programs	No individual change in control/severance compensation arrangements
Provide guidelines for stock ownership	No stock options
Maintain minimum vesting periods for stock awards
Consider market data across industries to obtain a general sense of current compensation practices and decisions
Prohibit hedging and short sales of stock
Provide for clawback of incentive-based compensation

Compensation Policies and Practices - Risk Management

The Compensation Committee and the internal committee review incentive compensation arrangements to ensure that the arrangements do not encourage associates to take unnecessary and excessive risks. This risk assessment process includes a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to the Company's strategy. A balance between Company and business segment performance is required to protect against unnecessary risks being taken. Based on their review and evaluation of the Company's compensation policies and practices for its associates, the Compensation Committee, the internal committee, and the Company’s Enterprise Risk Management team believe that the Company’s policies and practices do not create inappropriate or unintended significant risks that are reasonably likely to have a material adverse effect on the Company.

Prohibition on Hedging and Short Sales

The Company has a policy prohibiting members of the Board of Directors and all associates, including senior management, from short sales of the Company’s common stock or buying or selling call or put options or other derivatives related to the Company’s common stock. The policy also prohibits these persons from entering into other transactions that have the effect of hedging the economic value of any of their direct or indirect interest in the Company’s common stock.

Clawback Policy

The Company has a Clawback Policy, which gives the Board of Directors or any appropriate committee of the Board (such as the Compensation Committee), the discretion to recover incentive awards paid to any current or former executive officers of the Company if the financial results used to determine the amount of the incentive awards are materially restated and/or such person engaged in fraud or intentional misconduct.

The policy was adopted in advance of final rules or regulations to be issued by the SEC and/or the New York Stock Exchange to implement the incentive-based compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board has reserved the right to revise or restate the policy to any extent necessary to comply with such final rules or regulations, and application may be made on a retroactive basis, if necessary, to comply with such final rules or regulations.

Say on Pay

The Company has determined, consistent with the preference expressed by the Company’s shareholders at the 2017 annual meeting of shareholders and the related prior recommendation by the Board of Directors, that it is important for the shareholders to have an opportunity to cast an advisory vote on executive compensation on an annual basis as a means to express their views regarding the Company's executive compensation philosophy, plans, programs, policies, and decisions, all as disclosed in the Company's proxy statement. Accordingly, shareholders will have the opportunity to cast an advisory vote on executive compensation at this year's annual meeting. See Proposal 3 in this proxy statement with respect to a shareholder advisory vote on the compensation of the Company's Named Executive Officers as disclosed in this proxy statement. Although the shareholder vote on this proposal is non-binding, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Consideration of Prior Say on Pay Votes

In making executive compensation determinations, the Compensation Committee has also considered the results of last year's advisory shareholder vote approving the compensation of the Company's Named Executive Officers as disclosed in the proxy statement for the 2017 annual meeting of shareholders. At the 2017 annual meeting, the Company's shareholders overwhelmingly approved such executive compensation by 99.9 percent of the votes cast. These voting results strongly communicated the shareholders' endorsement of the Compensation Committee's decisions and policies to date. The Board of Directors and Compensation Committee reviewed these final vote results and determined that, given the significant level of support from the shareholders, no significant changes to the Company's executive compensation plans, practices, and policies were necessary at this time based on the say on pay vote results. The Compensation Committee will continue to consider the results from this year's and future advisory shareholder votes regarding the Company's executive compensation programs.

Use of Compensation Consultant

To assist in establishing and maintaining a competitive overall compensation program, the Compensation Committee periodically engages a nationally recognized compensation consulting firm to review the compensation levels and practices for the most highly compensated executive officers of the Company, and compare those to the compensation levels and practices for executives holding comparable positions within select industries and companies. Through comparisons of the base salaries, the annual performance-based incentives, other benefit programs, and total compensation for the Company's Executive Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, and other executives, the consultant's analysis is used to develop a complete executive compensation package that is designed to be competitive in the marketplace. The study is also used by the Compensation Committee to identify potential gaps or inconsistencies in total compensation and to identify appropriate compensation levels and compensation design features and trends. The study is conducted as part of the Compensation Committee's oversight of the Company's continuing efforts to attract, retain, and motivate top executive talent that will drive the Company's performance results.

In 2016, the Compensation Committee engaged Towers Watson as its independent compensation consultant to review executive compensation at the Company. In connection with the 2016 engagement of Towers Watson, the Compensation Committee determined that Towers Watson does not perform any other services for the Company or have any relationship that would raise a conflict of interest or impair the independence of Towers Watson with respect to its 2016 services or its expected future services for the Compensation Committee. In making this determination, the Compensation Committee discussed and considered the following factors: (i) the fact that Towers Watson does not perform any other services for the Company; (ii) the amount of fees received by Towers Watson from the Company as a percentage of the total revenue of Towers Watson; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship between any individual Towers Watson consultant involved in the engagement by the Compensation Committee and a member of the Compensation Committee; (v) any stock of the Company owned by an individual Towers Watson consultant involved in the engagement; and (vi) any business or personal relationship between Towers Watson or any individual Towers Watson consultant involved in the engagement and any executive officer of the Company.

When developing the proposed compensation framework for the Compensation Committee to consider each year, the internal committee also reviews broad-based third party surveys of executive compensation to obtain a general sense of current compensation levels and practices in the marketplace. These reviews are based on information from various publicly available databases and publications. The purpose of these reviews is to ensure compensation is aligned with the market for comparable jobs so the Company can continue to attract, retain, motivate, and reward qualified executives. In addition, the internal committee considers the average salary adjustments anticipated in the marketplace each year, and develops proposed target increases for the Company's Named Executive Officers accordingly. In this way, the Company seeks to ensure that any changes to compensation are appropriate and reflect material changes in the market.

Elements of Executive Compensation

The Company's Named Executive Officers are compensated with a combination of annual base salary, annual performance-based incentive bonus payments, and, with respect to the Named Executive Officers other than Mr. Dunlap, the issuance of shares of the Company's Class A common stock, which are typically restricted from sale for some period of time. Mr. Dunlap has historically not received equity compensation because he already owns a significant amount of the Company's common stock and controls the majority of voting rights of the Company, and thus already has significant interests aligned with the other shareholders of the Company. In determining levels of compensation, the Compensation Committee and the internal committee work together to establish targeted total compensation for each executive and then allocate that compensation among base salary and performance-based incentive compensation.

Each element of compensation is designed to be competitive with comparable companies and to align management's incentives with the long-term interests of the Company's shareholders. The Compensation Committee considers the Executive Chairman's recommendations and determines the amount of each element of compensation by reviewing the current compensation mix for each of the Named Executive Officers in view of the Company's performance, the Company's long-term objectives, and the scope of that executive's responsibilities. The Compensation Committee seeks to achieve an appropriate balance between base salaries, annual performance-based bonus incentives, and longer-term equity incentives for all of the Company's Named Executive Officers. See "Objectives of Executive Compensation" above for a summary of the various elements of executive compensation. Further details are provided below.

Base Salaries

Base salaries for the Company's Named Executive Officers are based on an evaluation of individual responsibilities of each person, market comparisons from publicly available compensation surveys to obtain a general sense of current compensation levels and practices in the marketplace, and an assessment of each individual's performance. Changes in base salaries of Named Executive Officers depend on projected changes in the external market as well as individual contributions to the Company's performance.

Base salaries for Messrs. Noordhoek, Heimes, Tewes, and Kruger were increased by 3% for 2017 primarily as a result of strong individual performances and Company results in the prior year, increased responsibilities for these officers resulting from the Company’s initiatives to pursue additional strategic investments and acquisitions to diversify the Company both within and outside of its historical core education-related businesses and to reposition the Company for the eventual runoff of all Federal Family Education Loan Program (“FFELP”) student loans, and to make adjustments that the Compensation Committee determined to be appropriate to maintain the competitiveness of the base salary levels for the corresponding officer positions. Specific increased responsibilities included the continued development of a student loan servicing platform under the Company's joint venture with Great Lakes Educational Loan Services, Inc. and developing its response to the Department of Education's (the "Department") contract procurement proposal for the Department to acquire a platform to service all loans owned by the Department; the continued build-out in Lincoln, Nebraska of ALLO Communication's ("ALLO") fiber network; expanded activities related to consumer loan servicing that build on the Company's experience, systems, and technology solutions for servicing student loans; the development of new payment products and services in the Company's Tuition Payment Processing and Campus Commerce operating segment; and recent real estate investments focused on the development of commercial properties in the Midwest, and particularly in Lincoln, Nebraska, where the Company's headquarters are located.

Executive Officers' Incentive Compensation Plan

Historically, the performance-based incentive bonus pools were determined and funded based on the Company's financial performance, while allowing for subjective modifications by the Compensation Committee to account for unique results during the year. In 2014, the Board of Directors established the Executive Officers Incentive Compensation Plan (the "Plan"), which is intended to provide the Company's executive officers with an opportunity to earn incentive compensation based on certain performance measures that may be established by the Compensation Committee, and was designed to allow compensation under the Plan to qualify as tax-deductible "performance-based compensation" under the previous provisions of Section 162(m) of the Internal Revenue Code. On December 22, 2017, Section 162(m) was amended as part of the Tax Cuts and Jobs Act such that the “performance-based compensation” exception to the limitation on tax deductibility under Section 162(m) was repealed effective for tax years beginning after December 31, 2017. The Plan provides that, in the event that the Compensation Committee determines that it is advisable to make compensation payments to executive officers covered by Section 162(m) that do not qualify as “performance-based compensation,” the Compensation Committee may make such payments without satisfying the requirements of Section 162(m). The Plan provides that it will expire on January 1, 2019.

The Plan, which is administered by the Compensation Committee or a subcommittee of the Compensation Committee, was approved by the Company's shareholders at the 2014 annual meeting of shareholders. The performance measures upon which incentive compensation under the Plan may be based are generally described as follows:

•
Levels of earnings per share; net income; income before income taxes; net interest income; earnings per share or net income excluding derivative market value and foreign currency adjustments; revenues from fee-based businesses (including measures related to the diversification of revenues from fee-based businesses and increases in revenues through both organic growth and acquisitions); student loan assets; and total assets;

•	Return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital), and ratio of common equity to total assets;

•
Share price or shareholder return performance (including, but not limited to, growth measures and total shareholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

•
Student loan servicing and other education finance or service customer measures (including loan servicing volume and service rating levels under the student loan servicing contract with the Department);

•
Cash flow measures (including, but not limited to, cash flows from operating activities, cash flow return on investment, assets, equity, or capital, and generation of long-term cash flows (including net cash flows from the Company’s securitized student loan portfolio));

•	Market share;

•	Operating performance and efficiency targets;

•	Employee engagement, productivity, and satisfaction measures;

•	Levels of, or increases or decreases in, operating margins, operating expenses, and/or nonoperating expenses;

•	Business segment performance measures (including growth in customer base, revenues, and segment profitability, as well as management of operating expense levels);

•
Consummation of acquisitions, dispositions, projects, or other specific events or transactions (including specific events or transactions intended to enhance the long-term strategic positioning of the Company);

•	Performance of investments; and

•	Regulatory compliance measures.

The Plan provides that in no event shall the amount paid under the Plan to a participating executive officer with respect to any calendar year exceed the lesser of (i) 150% of that officer’s base salary for that year; or (ii) $1,000,000. In each Plan Year, the Compensation Committee selects those executive officers who will participate in the Plan and be eligible to earn incentive compensation based on certain performance measures as the Compensation Committee deems appropriate. The Company's Named Executive Officers have broad corporate responsibilities; therefore, their particular objectives for the year are tied to the overall company-wide performance.

While the Company strives for overall consistency in executive compensation, the Named Executive Officers' potential incentive bonus amounts can vary by business segment due to differences in roles, business models, and business performance. Incentives are generally positioned to be within a median range of the marketplace based on available broad based data.

The Company's 2017 annual performance-based incentive bonuses were paid, at the Named Executive Officers' option (other than Mr. Dunlap, who received his incentive in cash), as either 100 percent cash, 100 percent stock, or 50 percent cash/50 percent stock. Those electing stock also received an additional number of shares representing 15 percent of the amount of their bonus they elected to receive in stock, in order to promote increased and continued share ownership. All shares issued as part of the incentive bonus awards were issued pursuant to the Company's Restricted Stock Plan discussed below, and were fully vested but may not be transferred for one year from the date of issuance.

Performance of Named Executive Officers for 2017

In 2017, the Executive Chairman (Mr. Dunlap), Chief Executive Officer (Mr. Noordhoek), Chief Operating Officer (Mr. Heimes), President (Mr. Tewes), and Chief Financial Officer (Mr. Kruger) were selected by the Compensation Committee to participate in and be eligible for incentive compensation awards under the Plan for the year ended December 31, 2017. The Compensation Committee and a subcommittee of the Compensation Committee comprised of two outside directors within the meaning of the provisions of Section 162(m) of the Internal Revenue Code of 1986 in effect for the tax year ended December 31, 2017 (the “Subcommittee”) established performance goals for these individuals in early 2017 utilizing certain of the performance measures under the Plan referred to above and described in more detail below, and in early 2018 the Compensation Committee and the Subcommittee reviewed the level of attainment of the performance goals for these individuals for 2017 under the terms of the Plan in establishing incentive awards for each. For 2017, the Compensation Committee and the Subcommittee considered (i) the Company's earnings per share, as adjusted for certain items; achievements in strategic positioning and growth of the Company's core segments' operating results, including diversification, positive response, position, or award with respect to the Department's proposed new student loan servicing platform contract, successful build-out of ALLO's fiber optic communications network in Lincoln, Nebraska; implementation of a new payment processing platform; associate engagement, specifically measured by increased retention; and servicing expansion, goals with respect to which the eligible Named Executive Officers could earn incentive compensation based on a formula, and (ii) achievements in operating efficiencies; improved service ratings under the Company’s current student loan servicing contract with the Department; business segment performance; and individual achievement, goals with respect to which the eligible Named Executive Officers could earn additional discretionary incentive compensation. Under the Plan, the eligible Named Executive Officers could qualify for total incentives up to 150% of their base salary (not to exceed $1,000,000). The formulaic criteria used to establish performance goals and measure performance were:

1.
The Company’s consolidated earnings per share for the fiscal year ended December 31, 2017, adjusted for mark to market on derivatives and foreign currency transaction adjustments (“Adjusted EPS”): In early 2017, the Compensation Committee and the Subcommittee established tiered Adjusted EPS goals whereby (i) Adjusted EPS of up to $4.50 per share would qualify for an incentive of 0-125% of salary, and (ii) Adjusted EPS of greater than $4.50 per share would qualify for an incentive of 100-150% of salary. Based on the final Adjusted EPS for 2017 of $4.43 per share as reported in the Company’s 2017 Annual Report on Form 10-K, the participating Named Executive Officers qualified for an incentive of 75-125% of salary. (Adjusted EPS is a non-GAAP financial measure. For information on how this measure is calculated from the Company’s financial statements and other information about this measure, please refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - GAAP Net Income and Non-GAAP Net Income, Excluding Adjustments on page 37 of the Company’s 2017 Annual Report on Form 10-K filed with the SEC on February 27, 2018.)

2.
Strategic Positioning and Growth of Core Segments' Operating Results: In early 2017, the Compensation Committee and the Subcommittee established goals whereby achievement of a majority of the following would qualify for an incentive of up to 50% of salary: (i) Loan Systems and Servicing operating segment revenues of at least $250 million and pre-tax earnings of at least $43 million for 2017; (ii) Tuition Payment Processing and Campus Commerce operating segment revenues of at least $140 million and pre-tax earnings of at least $35 million for 2017; (iii) a positive response and positioning in regards to the contract procurement process for the Department to acquire a servicing system platform to manage all student loans owned by the Department; (iv) successful progress on the build-out of ALLO's fiber optic communications network in Lincoln, Nebraska; and (v) successful development of a new payment processing platform. Based on Tuition Payment Processing and Campus Commerce operating segment revenues of $145.8 million and pre-tax earnings of $38.6 million for 2017 as reported in the Company’s 2017 Annual Report on Form 10-K, a positive response by the Department in down selecting the Company’s joint venture with Great Lakes and two other organizations to respond to the Department’s procurement process and significant positioning achievements and platform development progress by the joint venture in relation thereto, successful progress on the build-out of ALLO's fiber optic communications network in Lincoln, Nebraska, and the successful continued development of the new payment processing platform, the participating Named Executive Officers qualified for an incentive of up to 50% of salary.

3.
Associate Engagement: In early 2017, the Compensation Committee and the Subcommittee established goals related to associate retention and a significant reduction in voluntary turnover that would qualify for an incentive of up to 25% of salary. These goals were achieved for 2017, and the participating Named Executive Officers qualified for an incentive of up to 25% of salary.

4.
Servicing Expansion: In early 2017, the Compensation Committee and the Subcommittee established goals whereby significant expansion in servicing operations, including FFELP, private education, and consumer loans back-up servicing, and remote hosted servicing, as measured by adding more than 800,000 borrowers to the Company’s loan servicing system, would have qualified for an incentive of up to 25% of salary. However, the significant potential expansion opportunities contemplated when these goals were established ultimately did not materialize.

The Subcommittee concluded, based on the eligible Named Executive Officers’ performance with respect to both formulaic and objective criteria, that incentives of up to 200% of their respective base salaries had been earned under the criteria. Considering the Plan’s maximum limit on incentive payments to any participant with respect to any calendar year of the lesser of 150% of base salary or $1,000,000, and other factors, the subcommittee of the Compensation Committee awarded the participating Named Executive Officers incentives equal to 125% of their respective base salaries, as reflected in the Summary Compensation Table below.

Restricted Stock Plan

The Company maintains a Restricted Stock Plan to reward performance by associates, including the Named Executive Officers other than Mr. Dunlap. This plan permits the Compensation Committee to reward a recipient with an award of shares of the Company's Class A common stock, which, in the Compensation Committee's sole discretion, may have vesting requirements or other restrictions. These awards are designed to recognize and reward associates, and to connect the associates' financial interests directly to the Company's performance, thereby encouraging associates to focus their efforts as owners of the Company. As discussed above, shares issued in payment of annual performance-based incentive bonuses and other equity compensation awards are issued under the Restricted Stock Plan. The Company does not grant stock options, since management and the Compensation Committee believe that awards of shares of restricted stock are a better method of encouraging the Named Executive Officers to focus on the long-term value of the Company.

Employee Share Purchase Plan

The Company also has an Employee Share Purchase Plan (“ESPP”) that assists all associates, including the Named Executive Officers, in becoming owners and increasing their ownership of the Company. Under the ESPP, associates may purchase shares of the Company's Class A common stock through payroll deductions, at a discount of 15% to the lower of the average market price of the Company's stock on the first and last trading days of each calendar quarter.

Termination or Change-in-Control Compensation

Other than with respect to provisions in restricted stock award agreements for certain previous grants of restricted stock to Messrs. Kruger and Tewes whereby any unvested shares of restricted stock will become fully vested upon a termination of employment as a result of death, disability, or retirement after reaching the age to receive full social security benefits, which provisions are generally included in all agreements for restricted stock awards granted to associates, the Company does not have any contracts, agreements, plans, or arrangements with the Named Executive Officers that provide for payment in connection with any termination of employment or change-in-control of the Company.

Share Ownership Guidelines and Trading Requirements

The Compensation Committee believes that the Named Executive Officers should have a significant equity interest in the Company. In order to promote equity ownership and further align the interests of management with the Company's shareholders, the Board of Directors has adopted Share Ownership Guidelines for management associates at certain levels. Under these guidelines, each Named Executive Officer is encouraged to own at least 15,000 shares of Company stock. As of February 28, 2018, all of the Named Executive Officers met these guidelines, and are thereby subject to downside risk in the Company's equity performance.

The Company has adopted a policy requiring officers who wish to buy or sell the Company's stock to do so only through Rule 10b5-1 stock trading plans. This requirement is designed to enable officers to diversify a portion of their holdings in an orderly manner as part of their retirement and tax planning or other financial planning activities. The use of Rule 10b5-1 stock trading plans serves to reduce the risk that investors will view routine portfolio diversification stock sales by executive officers as a signal of negative expectations with respect to the future value of the Company's stock. In addition, the use of Rule 10b5-1 stock trading plans reduces the potential for concerns about trading on the basis of material non-public information that could damage the reputation of the Company.

Other Compensation

In addition to base salaries and annual performance-based incentive compensation, the Company provides the Named Executive Officers with certain other customary benefits, including health, dental, and vision coverage to assist the Company in remaining competitive for superior talent and to encourage executive retention. A critical aspect of the Company's health benefits program is its focus on associate health and wellness. The Company encourages all associates, including the Named Executive Officers, to take a proactive approach to their personal health and wellbeing. The Company has implemented wellness programs which encourage and reward associates for healthy habits by offering the opportunity to lower their insurance premiums.

The Company owns a controlling interest in an aircraft due to the frequent business travel needs of the Named Executive Officers and the limited availability of commercial flights in Lincoln, Nebraska, where the Company's headquarters are located. Union Financial Services, Inc., which is owned by Mr. Dunlap and Stephen F. Butterfield, Vice Chairman of the Board of Directors, owns the remaining interest in the aircraft. Consistent with guidance issued in 2010 from the Federal Aviation Administration, the Company can be reimbursed for the pro rata cost of owning, operating, and maintaining the aircraft when used for routine personal travel by certain individuals whose positions with the Company require them to routinely change travel plans within a short time period.  Accordingly, the Company allows certain members of executive management to utilize its interest in the aircraft for personal travel when it is not required for business travel. The value of the personal use of the aircraft is computed based on the Company's aggregate incremental costs, which include variable operating costs such as fuel costs, mileage costs, trip-related maintenance and hangar costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. In 2017, Messrs. Dunlap, Noordhoek, and Tewes received $33,441, $2,492, and $725, respectively, in personal travel benefits with respect to the Company's interest in the aircraft.

The Company also offers the Named Executive Officers other perquisites, including indoor parking and use of Company-sponsored suites at local venues for personal use when not occupied for business purposes.

Tax Treatment of Compensation

The Compensation Committee considers and evaluates the impact of applicable tax laws with respect to the Company’s executive compensation policies, plans, and arrangements. For example, Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017, imposes a $1,000,000 limitation on a public company's income tax deductibility in any tax year with respect to compensation paid to any individual who served as the chief executive officer or the chief financial officer at any time during the taxable year and the three other most highly compensated executive officers of the company (other than the chief executive officer or the chief financial officer) for the taxable year, and once an executive becomes covered by Section 162(m), any compensation paid to him or her in future years (including post-employment) becomes subject to the Section 162(m) limitation on tax deductibility. Prior to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, which became effective for the Company on January 1, 2018, and the amendments to Section 162(m) thereunder, the chief financial officer was not a covered employee under Section 162(m) and the $1,000,000 limitation did not apply to certain “performance-based” compensation paid under a shareholder approved plan that met the previous requirements of Section 162(m) and related regulations. As a result of the amendments to Section 162(m), all compensation paid to any of our covered executive officers in excess of $1,000,000 will not be deductible for federal income tax purposes in tax years beginning after December 31, 2017.

For the year ended December 31, 2017, the Company believes that none of the compensation paid to the Named Executive Officers will be subject to the Section 162(m) limitation on deductibility. However, due to ambiguities and uncertainties with respect to the interpretation of the provisions of the Tax Cuts and Jobs Act, no assurance can be given that compensation originally intended to satisfy the requirements for full deductibility under Section 162(m) will, in fact, be fully deductible.
The Compensation Committee believes that the Section 162(m) limitation on tax deductibility is only one of several relevant considerations in setting executive compensation. The Compensation Committee also believes that the Section 162(m) limitation on tax deductibility should not prevent the Compensation Committee from designing and maintaining executive compensation arrangements that, considering all relevant factors, are necessary to attract, retain, and motivate talented, high-performing executives who are critical to the Company’s success. Accordingly, the Compensation Committee retains the flexibility to provide for compensation to the Company’s executives that the Compensation Committee determines to be in the best interests of the Company and its shareholders, even if that compensation is not fully deductible under Section 162(m).

Matching Gift Program

The Company offers a matching gift program in which all associates with at least six months of service and all members of the Board of Directors are eligible to participate. Under this program, for every dollar ($100 minimum) that an associate or Board member contributes to an eligible charitable organization or educational institution, the Company will make matching donations of additional funds, subject to terms and conditions applicable in an equal manner to all associates and Board members. The total maximum dollar amount payable under the program is $25,000 per associate or Board member per calendar year. Any amounts matched by the Company for the Named Executive Officers per the provisions of the program are included in the summary compensation table below.

Conclusion

By ensuring market competitive compensation that is aligned with a performance-based organization philosophy, the Company expects to attract, motivate, and retain the executive talent required to achieve the Company's long-term goals. This is critical, as management and the Compensation Committee know that the Company's success hinges on having engaged executives who are committed to the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on this review and discussion, and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

Respectfully submitted,

Kimberly K. Rath, Chair
James P. Abel
Michael D. Reardon

Summary Compensation Table for Fiscal Years 2017, 2016, and 2015
The following table sets forth summary information with respect to the compensation paid and bonuses granted for services rendered by the Company's Chief Executive Officer and Chief Financial Officer, as well as each of the Company's other three most highly compensated executive officers during the year ended December 31, 2017 (collectively, the “Named Executive Officers”). The information presented in the table relates to the fiscal years ended December 31, 2017, 2016, and 2015. Salaries and bonuses are paid at the discretion of the Board of Directors.

		Annual compensation
Name and principal position	Year	Salary ($)	Bonus ($) (a)	Stock awards ($) (b)		All other compensation ($) (c)	Total ($)
Michael S. Dunlap	2017	515,000	643,750	—		50,199	1,208,949
Executive Chairman	2016	500,000	562,500	—		27,583	1,090,083
	2015	500,000	625,000	—		25,819	1,150,819

Jeffrey R. Noordhoek	2017	695,250	999,436	—		43,956	1,738,642
Chief Executive Officer	2016	675,000	816,338	—		40,524	1,531,862
	2015	625,000	898,466	—		40,357	1,563,823

Terry J. Heimes	2017	695,250	869,063	—		36,645	1,600,958
Chief Operating Officer	2016	675,000	759,375	—		29,539	1,463,914
	2015	625,000	839,877	—		38,415	1,503,292

James D. Kruger	2017	515,000	643,750	—		39,573	1,198,323
Chief Financial Officer	2016	500,000	646,916	—		36,991	1,183,907
	2015	450,000	604,698	200,036	(d)	38,476	1,293,210

Timothy A. Tewes	2017	515,000	643,750	—		20,327	1,179,077
President	2016	500,000	646,916	—		32,511	1,179,427
	2015	450,000	646,896	200,036	(d)	28,424	1,325,356

(a)
Amounts represent bonuses paid in 2018, 2017, and 2016 for services rendered during the 2017, 2016, and 2015 calendar years, respectively. The Company's annual performance-based incentive bonuses were paid, at the executives' option (other than to the Executive Chairman, who received his incentive in cash), as either 100 percent cash, 100 percent stock, or 50 percent cash/50 percent stock. Those electing stock also received an additional number of shares representing 15 percent of the amount of their bonus they elected to receive in stock, to promote increased and continued share ownership. All shares issued as part of the incentive bonus award were issued pursuant to the Company's Restricted Stock Plan and were fully vested, but may not be transferred for one year from the date of issuance. The stock issuances for annual performance bonuses were not made as equity incentive plan awards contemplating future service or performance. See "Grants of Plan-Based Awards Table for Fiscal Year 2017" below for information relating to the shares issued in 2017 with respect to 2016 annual incentive bonus payments.

(b)
Amounts represent the grant date fair values of the various restricted stock awards (subject to vesting conditions) computed in accordance with FASB ASC Topic 718. Additional information about the Company’s accounting for stock-based compensation under FASB ASC Topic 718 can be found in Note 3 - “Summary of Significant Accounting Policies and Practices - Compensation Expense for Stock Based Awards” and Note 19 - “Stock Based Compensation Plans - Restricted Stock Plan” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(c)	“All other compensation” includes the following:

		All other compensation
	Year	Employer matching contributions under 401(k) Plan ($)	Premiums on life insurance ($)	Matching gift program ($) (1)	Dividends on restricted stock ($) (2)	Personal use of company aircraft ($) (3)	Personal use of company suite at sporting events ($) (3)	Other ($) (4)	Total ($)

Michael S. Dunlap	2017	10,800	420	—	—	33,441	5,538	—	50,199
	2016	10,600	420	100	—	16,463	—	—	27,583
	2015	10,600	420	200	—	14,440	159	—	25,819

Jeffrey R. Noordhoek	2017	10,800	420	25,000	—	2,492	5,244	—	43,956
	2016	10,600	420	25,000	—	3,119	1,385	—	40,524
	2015	10,600	420	25,000	—	4,337	—	—	40,357

Terry J. Heimes	2017	10,800	420	23,100	—	—	2,325	—	36,645
	2016	10,600	420	15,000	—	3,119	—	400	29,539
	2015	10,600	420	25,000	—	2,335	—	60	38,415

James D. Kruger	2017	10,800	420	18,780	3,382	—	4,591	1,600	39,573
	2016	10,600	420	19,380	4,891	—	—	1,700	36,991
	2015	10,600	420	22,200	5,256	—	—	—	38,476

Timothy A. Tewes	2017	10,800	420	4,000	3,382	725	500	500	20,327
	2016	10,600	420	16,100	4,891	—	—	500	32,511
	2015	10,600	420	12,000	5,256	—	—	148	28,424

(1)	See “Compensation Discussion and Analysis - Matching Gift Program” above for a description of this program.

(2)
The Company's cash dividend payments on its Class A and Class B common stock include dividend payments on unvested shares of Class A common stock issued pursuant to the Company's Restricted Stock Plan. Dividends paid to the Named Executive Officers on unvested restricted stock are included in the table above.

(3)	See "Compensation Discussion and Analysis - Other Compensation" above for a description of these arrangements.

(4)	Executive officers may receive other perquisites and other personal benefits, the aggregate annual dollar amounts of which are below the current SEC threshold of $10,000 for reporting.

(d)
Amount represents the grant date fair value of 4,257 shares of restricted Class A common stock (subject to vesting conditions) issued to each of Mr. Kruger and Mr. Tewes on March 13, 2015 pursuant to the Company's Restricted Stock Plan. The grant date fair value of this award was determined based on the average of the closing market prices of the Company's Class A common stock on February 27, 2015 through March 5, 2015, which was $46.99.

Grants of Plan-Based Awards Table for Fiscal Year 2017

The following table sets forth summary information relating to each grant of an award made to the Company's Named Executive Officers in the fiscal year ended December 31, 2017 under the Company's Restricted Stock Plan.

Name	Grant date		Approval of grant by Compensation Committee	Number of shares of stock	Grant date fair value of stock awards ($)

Michael S. Dunlap	—		—	—	—

Jeffrey R. Noordhoek	March 10, 2017	(a)	February 2, 2017	9,561	436,651	(b)

Terry J. Heimes	—		—	—	—

James D. Kruger	March 10, 2017	(a)	February 2, 2017	14,165	646,916	(b)

Timothy A. Tewes	March 10, 2017	(a)	February 2, 2017	14,165	646,916	(b)

(a)
On March 10, 2017, the Company issued stock to pay fiscal year 2016 bonuses for those employees who elected to receive stock instead of cash for such bonuses. The stock issuances were not made as equity incentive plan awards. All 2016 bonuses (paid in 2017) were paid in fully vested shares of Class A common stock issued pursuant to the Company's Restricted Stock Plan.

(b)	The Company determined the value of these awards based on the average of the closing market prices for the Company's Class A common stock on February 28, 2017 through March 6, 2017, which was $45.67.

Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2017)

The following table sets forth summary information relating to the outstanding unvested equity awards for the Company's Named Executive Officers as of December 31, 2017.

	Stock awards
Name	Number of shares of stock that have not vested		Market value of shares of stock that have not vested ($) (a)

Michael S. Dunlap	—		—

Jeffrey R. Noordhoek	—		—

Terry J. Heimes	—		—

James D. Kruger	4,876	(b)	267,107

Timothy A. Tewes	4,876	(b)	267,107

(a)	Based on the closing market price of the Company's Class A common stock on December 29, 2017, the last market trading day in the year ended December 31, 2017, of $54.78.

(b)
Amount represents (i) 885 shares of restricted Class A common stock issued to each of Mr. Kruger and Mr. Tewes on March 8, 2013 pursuant to the Company's Restricted Stock Plan, which vested on March 10, 2018, (ii) 1,438 shares of restricted Class A common stock issued to each of Mr. Kruger and Mr. Tewes on March 14, 2014 pursuant to the Company's Restricted Stock Plan, of which 720 shares vested on March 10, 2018, and 718 shares are scheduled to vest on March 10, 2019, and (iii) 2,553 shares of restricted Class A common stock issued to each of Mr. Kruger and Mr. Tewes on March 13, 2015 pursuant to the Company's Restricted Stock Plan, of which 852 shares vested on March 10, 2018, 852 shares are scheduled to vest on March 10, 2019, and 849 shares are scheduled to vest on March 10, 2020.

Stock Vested Table for Fiscal Year 2017

The following table sets forth summary information relating to the stock vested for the Company's Named Executive Officers during the fiscal year ended December 31, 2017.

	Stock awards
Name	Number of shares acquired on vesting		Value realized on vesting ($) (c)

Michael S. Dunlap	—		—

Jeffrey R. Noordhoek	—		—

Terry J. Heimes	—		—

James D. Kruger	3,957	(a)	170,426

Timothy A. Tewes	3,957	(b)	170,426

(a)
Amount includes 375, 1,125, 885, 720, and 852 shares of restricted Class A common stock issued on July 23, 2007, March 9, 2012, March 8, 2013, March 10, 2014, and March 13, 2015, respectively, pursuant to the Company's Restricted Stock Plan.

(b)
Amount includes 375, 1,125, 885, 720, and 852 shares of restricted Class A common stock issued on October 1, 2007, March 9, 2012, March 8, 2013, March 10, 2014, and March 13, 2015, respectively, pursuant to the Company's Restricted Stock Plan.

(c)
The closing market price of the Company's Class A common stock as of March 9, 2017 (the vesting date for the shares issued in 2012), March 10, 2017 (the vesting date for the shares issued in 2013-2015), and March 15, 2017 (the vesting date for the shares issued in 2007) was $42.97 per share, $43.08 per share, and $43.30 per share, respectively.

Stock Option, Stock Appreciation Right, Long-Term Incentive, and Defined Benefit Plans

The Company does not have any stock option, stock appreciation right, long-term incentive, or defined benefit plans covering its Named Executive Officers.

Potential Payments Upon Termination or Change-in-Control

Other than with respect to provisions in restricted stock award agreements for certain previous grants of restricted stock to James D. Kruger and Timothy A. Tewes whereby any unvested shares of restricted stock will become fully vested upon a termination of employment as a result of death, disability, or retirement after reaching the age to receive full social security benefits, which provisions are generally included in all agreements for restricted stock awards granted to employees, the Company does not have any contracts, agreements, plans, or arrangements with the Named Executive Officers that provide for payment in connection with any termination of employment or change-in-control of the Company. As set forth above under “Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2017),” the market value of the 4,876 shares of unvested restricted stock held by each of Messrs. Kruger and Tewes as of December 31, 2017 was $267,107, based on the closing market price of the Company's Class A common stock on December 29, 2017, the last market trading day in the year ended December 31, 2017, of $54.78. On March 10, 2018, a total of 2,457 of such shares for each of Messrs. Kruger and Tewes vested pursuant to the normal time-based employment service vesting provisions of the underlying restricted stock award agreements.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the SEC’s Regulation S-K, the Company is providing the following information about the relationship of the annual total compensation of the employees of the Company and its consolidated subsidiaries and the annual total compensation of Jeffrey R. Noordhoek, the Company’s Chief Executive Officer (the “CEO”).

For 2017, the Company’s last completed fiscal year:

•	the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the CEO) was $36,200; and

•	the annual total compensation of the CEO, as disclosed above in the "Summary Compensation Table for Fiscal Years 2017, 2016, and 2015", was $1,738,642.

Based on this information, for 2017 the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was 48 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K. Given the different methodologies that various public companies may use to compute estimates of their pay ratios, the Company’s estimated pay ratio may not be comparable with the estimated pay ratios of other public companies.

To identify the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries, as well as to determine the annual total compensation of the median employee and the CEO, the methodology and the material assumptions, adjustments, and estimates that the Company used were as follows:

1.
The Company determined that, as of December 18, 2017, the last Monday of 2017 that was a business day, the total number of employees of the Company and its consolidated subsidiaries (excluding the CEO) was 4,259, with 4,239 (99.5%) of these employees located in the United States, and 20 (less than 1%) of these employees located in Australia and France. Accordingly, the total numbers of U.S. employees and non-U.S. employees, before taking into consideration the adjustments permitted by SEC rules (as described below), were 4,239 and 20, respectively. These employees included all full-time, part-time, seasonal, and temporary employees of the Company and its consolidated subsidiaries. The Company selected the last Monday of 2017 that was a business day as the date within the last three months of the Company’s last completed fiscal year that the Company would use to identify the median employee because it enabled the Company to make such identification for 2017 in a reasonably efficient and economical manner from its existing internal payroll reporting system.

2.
The employee population used to identify the median employee, after taking into consideration the adjustments permitted by SEC rules, consisted of all of the 4,239 employees (excluding the CEO) located in the U.S. As permitted by SEC rules, the Company chose to exclude all non-U.S. employees, consisting of all of the 20 employees who are employed in Australia and France, from the employee population used to identify the median employee, given the small numbers of employees in those jurisdictions and the estimated additional costs of obtaining, analyzing, and including their compensation information for purposes of identifying the median employee and determining the annual total compensation of the median employee. Based on the total numbers of U.S. employees and non-U.S. employees (before taking into consideration the adjustments permitted by SEC rules) as set forth above, the Company excluded a total of less than 5% of the total workforce of the Company and its consolidated subsidiaries (20 employees) from the employee population used to identify the median employee, as permitted by SEC rules.

3.
To identify the median employee from the employee population, the Company compared the amounts of salary and wages of the employees for 2017 that are taxable for U.S. federal income tax purposes and reportable to the U.S. Internal Revenue Service on Form W-2, as reflected in the Company’s existing internal payroll system reports as of December 18, 2017, and this compensation measure was consistently applied to all employees included in the calculation. In making this determination, the Company annualized the compensation of all permanent employees (full-time or part-time) included in the employee population who were hired during 2017 but did not work for the Company or a consolidated subsidiary for the entire fiscal year.

4.
After the Company identified the median employee, the Company combined all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(x) of the SEC’s Regulation S-K, resulting in annual total compensation of $36,200.

5.
With respect to the annual total compensation of the CEO, the Company used the amount disclosed in the “Total” column of the 2017 row for Mr. Noordhoek in the "Summary Compensation Table for Fiscal Years 2017, 2016, and 2015" included in this Proxy Statement and incorporated by reference under Item 11 of Part III of the Company’s 2017 Annual Report on Form 10-K.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

Stock Ownership

The authorized common stock of the Company consists of 660,000,000 shares, $0.01 par value. The authorized common stock is divided into two classes, consisting of 600,000,000 shares of Class A common stock and 60,000,000 shares of Class B common stock. The Company also has authorized 50,000,000 shares of preferred stock, $0.01 par value.

The following table sets forth information as of February 28, 2018, regarding the beneficial ownership of each class of the Company's common stock by:

•	each person, entity, or group known by the Company to beneficially own more than five percent of the outstanding shares of any class of common stock

•	each of the Named Executive Officers

•	each incumbent director and each nominee for director

•	all executive officers and directors as a group
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to beneficially own a share of the Company's common stock if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant, or other right or the conversion of any other security. With respect to the shares for which certain non-employee directors have elected to defer delivery pursuant to the deferral election provisions of the Company’s Directors Stock Compensation Plan as indicated in certain footnotes to the following table, such shares are reported as beneficially owned by the respective director since, pursuant to such deferral election provisions, such shares shall be distributed to such director as the lump sum payment of deferred shares at the time of the termination of the director’s service on the Board (which the director has the unilateral right to cause within 60 days if the director were to resign from the Board within such time period), or as the initial installment of up to five annual installments commencing at the time of termination of the director’s service on the Board, as elected by the director.

Each share of Class B common stock is convertible at any time at the holder's option into one share of Class A common stock. The number of shares of Class B common stock for each person in the table below assumes such person does not convert any Class B common stock into Class A common stock. Unless otherwise indicated in a footnote, the address of each five percent beneficial owner is c/o Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508. Unless otherwise indicated in a footnote, the persons named in the tables below have sole voting and investment power with respect to all shares of common stock shown as being beneficially owned by them.

Beneficial Ownership - As of February 28, 2018
	Number of shares beneficially owned					Percentage of shares beneficially owned (1)			Percentage of combined voting power of all classes of stock (2)
Name	Class A		Class B		Total	Class A	Class B	Total

Michael S. Dunlap	6,771,858	(3)	10,516,924	(4)	17,288,782	23.2%	91.7%	42.5%	77.8%
Stephen F. Butterfield	—		3,925,574	(5)	3,925,574	—	34.2%	9.7%	27.3%
Angela L. Muhleisen	6,302,116	(6)	1,162,045	(7)	7,464,161	21.6%	10.1%	18.3%	12.5%
Union Bank and Trust Company	4,664,926	(8)	1,162,045	(9)	5,826,971	16.0%	10.1%	14.3%	11.3%
Dimensional Fund Advisors LP	2,373,373	(10)	—		2,373,373	8.1%	—	5.8%	1.6%
Deborah Bartels	1,916,487	(11)	—		1,916,487	6.6%	—	4.7%	1.3%
The Vanguard Group	1,605,558	(12)	—		1,605,558	5.5%	—	3.9%	1.1%
Whitetail Rock Capital Management, LLC	—		6,287,291	(13)	6,287,291	—	54.8%	15.5%	43.7%
Union Financial Services, Inc.	—		1,586,691	(14)	1,586,691	—	13.8%	3.9%	11.0%
Terry J. Heimes	203,689	(15)	—		203,689	*	—	*	*
James D. Kruger	154,401	(16)	—		154,401	*	—	*	*
Jeffrey R. Noordhoek	487,115	(17)	—		487,115	1.7%	—	1.2%	*
Timothy A. Tewes	54,854	(18)	—		54,854	*	—	*	*
James P. Abel	61,078	(19)	—		61,078	*	—	*	*
William R. Cintani	19,130	(20)	—		19,130	*	—	*	*
Kathleen A. Farrell	33,575	(21)	—		33,575	*	—	*	*
David S. Graff	11,047		—		11,047	*	—	*	*
Thomas E. Henning	60,721	(22)	—		60,721	*	—	*	*
Kimberly K. Rath	40,041	(23)	—		40,041	*	—	*	*
Michael D. Reardon	15,000	(24)	—		15,000	*	—	*	*
Executive officers and directors as a group (14 persons)	7,649,693		11,468,587		19,118,280	26.2%	100.0%	47.0%	85.0%

* Less than 1%.

(1)	Based on 29,209,009 shares of Class A common stock and 11,468,587 shares of Class B common stock outstanding as of February 28, 2018.

(2)
These percentages reflect the different voting rights of the Company's Class A common stock and Class B common stock under the Company's Articles of Incorporation. Each share of Class A common stock has one vote and each share of Class B common stock has ten votes on all matters to be voted upon by the Company's shareholders.

(3)
Mr. Dunlap is deemed to have sole voting and investment power over 2,099,574 shares of Class A common stock. Mr. Dunlap may be deemed to have shared voting and investment power over a total of 4,672,284 shares of Class A common stock, which includes (i) a total of 7,358 shares held by or for each of Mr. Dunlap's three sons, and (ii) a total of 4,664,926 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank and Trust Company (“Union Bank”) (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Mr. Dunlap controls Union Bank through F&M. Mr. Dunlap disclaims beneficial ownership of the shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank, except to the extent that he actually has or shares voting power or investment power with respect to such shares. With respect to the number of shares of Class A common stock beneficially owned by Mr. Dunlap that are held by Union Bank, the number of shares set forth in the table reflects the number of shares held by Union Bank as of December 31, 2017, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 12, 2018. The total of 4,664,926 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank may also be deemed to be beneficially owned by Union Bank and Angela L. Muhleisen (a sister of Mr. Dunlap) and are also included in the total number of shares beneficially owned by each of them as set forth in this table. Such number of shares held by Union Bank includes a total of 143,155 shares held by Union Bank as trustee under a post-annuity trust and a charitable remainder unitrust ("CRUT") established by Jeffrey R. Noordhoek, which shares may also be deemed to be beneficially owned by Mr. Noordhoek and are also included in the total number of shares beneficially owned by Mr. Noordhoek as set forth in this table, and a total of 402,297 shares held by Union Bank in various managed agency accounts and trusts for Deborah Bartels (a sister of Mr. Dunlap and Ms. Muhleisen), her spouse, and the adult sons of Ms. Bartels and her spouse, which may also be deemed to be beneficially owned by Ms. Bartels, and are also included in the total number of shares beneficially owned by Ms. Bartels as set forth in this table.

(4)
Mr. Dunlap is deemed to have sole voting and investment power over a total of 1,480,597 shares of Class B common stock, which includes 364,375 shares owned by Mr. Dunlap's spouse, which reflects distributions to Mr. Dunlap's spouse during 2017 of shares from six separate grantor retained annuity trusts ("GRATs") established by Mr. Dunlap's spouse in 2015, and 1,116,222 shares held by Mr. Dunlap, which reflects a distribution to Mr. Dunlap during 2017 from a GRAT established by Mr. Dunlap in 2003, and distributions to Mr. Dunlap during 2017 of shares from four separate GRATs established by Mr. Dunlap in 2011. Mr. Dunlap is deemed to have shared voting and investment power over a total of 9,036,327 shares of Class B common stock, which includes (i) 1,586,691 shares owned by Union Financial Services, Inc., of which Mr. Dunlap is Chairman and owns 50.0% of the outstanding capital stock, (ii) 909,920 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003, which reflects a distribution during 2017 to Mr. Dunlap, (iii) a total of 252,125 shares held by Union Bank as trustee for five separate irrevocable trusts established by Stephen F. Butterfield as discussed in footnote 5 below, (iv) a total of 300 shares held by or for each of Mr. Dunlap's three sons, (v) a total of 2,516,571 shares held in four separate GRATs established by Mr. Dunlap during 2011 (which reflects distributions during 2017 from such GRATs to Mr. Dunlap), three separate other irrevocable trusts established by Mr. Dunlap during 2011, and three separate post-annuity irrevocable trusts established under two separate other GRATs in connection with the expiration of the annuity terms of such GRATs that were established by Mr. Dunlap in 2011, for which trusts Whitetail Rock Capital Management, LLC ("WRCM"), a majority owned subsidiary of the Company, has been designated to serve as investment adviser as discussed in footnote 13 below, (vi) a total of 2,635,625 shares held in six separate GRATs established by Mr. Dunlap's spouse during 2015 (which reflects distributions during 2017 to Mr. Dunlap's spouse), for which GRATs WRCM has been designated to serve as investment adviser, (vii) a total of 1,073,154 shares held in twelve separate GRATs established in 2015 by Mr. Butterfield and his spouse (which reflects distributions during 2017), for which GRATs WRCM has been designated to serve as investment adviser, and (viii) 61,941 shares held by a charitable lead annuity trust ("CLAT") established by Mr. Butterfield (which reflects a distribution during 2017), for which CLAT WRCM has been designated to serve as investment adviser. Mr. Dunlap disclaims beneficial ownership of the shares held by Union Financial Services, Inc., except to the extent that he actually has or shares voting power or investment power with respect to such shares. Mr. Dunlap also disclaims beneficial ownership of the total of 252,125 shares held by Union Bank as trustee in the five irrevocable trusts established by Mr. Butterfield, the total of 1,073,154 shares held by the twelve GRATs established by Mr. Butterfield and his spouse, and the 61,941 shares held by the CLAT, except to the extent that Mr. Dunlap actually has or shares voting power or investment power with respect to such shares. The 1,586,691 shares owned by Union Financial Services, Inc. are also deemed to be beneficially owned by Union Financial Services, Inc. and Mr. Butterfield, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The 909,920 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003 and the total of 252,125 shares held by Union Bank as trustee for five separate irrevocable trusts established by Mr. Butterfield may also be deemed to be beneficially owned by Union Bank and Ms. Muhleisen, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 1,073,154 shares held in twelve separate GRATs established in 2015 by Mr. Butterfield and his spouse, the total of 252,125 shares held in five separate irrevocable trusts established by Mr. Butterfield, and the 61,941 shares held by a CLAT established by Mr. Butterfield may also be deemed to be beneficially owned by Mr. Butterfield, and are also included in the total number of shares beneficially owned by Mr. Butterfield as set forth in this table. The total of 6,287,291 shares held in trusts for which WRCM has been designated to serve as investment adviser are also deemed to be beneficially owned by WRCM, and are also included in the total number of shares beneficially owned by WRCM as set forth in this table.

(5)
Mr. Butterfield is deemed to have sole voting and investment power over 881,077 shares of Class B common stock, which includes 135,332 shares that are held by the Stephen F. Butterfield Revocable Living Trust, of which Mr. Butterfield is a trustee. Mr. Butterfield is deemed to have shared voting and investment power over a total of 3,044,497 shares of Class B common stock, which includes (i) 1,586,691 shares owned by Union Financial Services, Inc., of which Mr. Butterfield is a director and president and owns 50.0% of the outstanding capital stock, (ii) a total of 252,125 shares held by Union Bank as trustee for five separate irrevocable trusts for the benefit of Mr. Butterfield's children established upon the 2013 expiration of an annuity term of a GRAT previously established by Mr. Butterfield, (iii) a total of 343,640 shares held in four separate GRATs established by Mr. Butterfield in 2015 (which reflects distributions during 2017 from such GRATs to Mr. Butterfield), for which GRATs WRCM has been designated to serve as investment adviser, (iv) a total of 729,514 shares held in eight separate GRATs established by Mr. Butterfield's spouse in 2015 (which reflects distributions during 2017 from certain of such GRATs to Mr. Butterfield's spouse), for which GRATs WRCM has been designated to serve as investment adviser, (v) 70,586 shares held by Mr. Butterfield's spouse, and (vi) 61,941 shares held by a CLAT established by Mr. Butterfield (which reflects a distribution by the CLAT in 2017), for which CLAT WRCM has been designated to serve as investment adviser. Mr. Butterfield disclaims beneficial ownership of the shares held by Union Financial Services, Inc. and the trusts discussed in this footnote, except to the extent that he actually has or shares voting power or investment power with respect to such shares. The 1,586,691 shares owned by Union Financial Services, Inc. are also deemed to be beneficially owned by Union Financial Services, Inc. and Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 252,125 shares held by Union Bank as trustee for five separate irrevocable trusts established by Mr. Butterfield may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 1,135,095 shares held in trusts for which WRCM has been designated to serve as investment adviser are also deemed to be beneficially owned by WRCM and may also be deemed to be beneficially owned by Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table.

(6)
Ms. Muhleisen is deemed to have sole voting and investment power over 2,393,044 shares of Class A common stock. Ms. Muhleisen is deemed to have shared voting and investment power over a total of 3,909,072 shares of Class A common stock, which includes (i) 105,327 shares jointly owned by Ms. Muhleisen and her spouse, (ii) 661,093 shares owned by Ms. Muhleisen’s spouse, (iii) 518,708 shares owned by Ms. Muhleisen's adult son, (iv) 693,885 shares owned by Ms. Muhleisen's adult daughter, (v) a total of 350,000 shares held in two separate irrevocable trusts established by Ms. Muhleisen and her spouse during 2012, for which Union Bank serves as trustee, (vi) a total of 263,000 shares held in two separate irrevocable trusts, for which Union Bank serves as trustee, (vii) a total of 263,000 shares held in two separate post-annuity trusts established by Ms. Muhleisen and her spouse in connection with the expiration of GRAT annuity terms in 2013, for which Union Bank serves as trustee; and (viii) shares that are owned by entities that Ms. Muhleisen may be deemed to control, consisting of a total of 1,054,059 shares held by Union Bank for the accounts of miscellaneous other trusts, IRAs, and investment accounts at Union Bank (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Ms. Muhleisen, a sister of Michael S. Dunlap, is a director, chairperson, president, and chief executive officer of and controls Union Bank through F&M. Ms. Muhleisen disclaims beneficial ownership of the shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank, except to the extent that she actually has or shares voting power or investment power with respect to such shares. The address for Ms. Muhleisen is c/o Union Bank and Trust Company, P.O. Box 82529, Lincoln, Nebraska 68501. With respect to the number of shares of Class A common stock beneficially owned by Ms. Muhleisen that are held by Union Bank, the number of shares set forth in the table reflects the number of shares held by Union Bank as of December 31, 2017, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 12, 2018.

(7)
Ms. Muhleisen is deemed to have shared voting and investment power over a total of 1,162,045 shares of Class B common stock that are held by Union Bank as trustee, which includes 909,920 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap (which reflects a distribution from the GRAT to Mr. Dunlap during 2017), and a total of 252,125 shares held by Union Bank as trustee for five separate irrevocable trusts established by Mr. Butterfield. Ms. Muhleisen disclaims beneficial ownership of the shares held by Union Bank as trustee for the GRAT and the five separate irrevocable trusts, except to the extent that she actually has or shares voting power or investment power with respect to such shares. The total of 1,162,045 shares of Class B common stock held by Union Bank as trustee for the GRAT and the five separate irrevocable trusts are also deemed to be beneficially owned by Union Bank and Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 252,125 shares held by Union Bank as trustee for the five separate irrevocable trusts established by Mr. Butterfield may also be deemed to be beneficially owned by Mr. Butterfield, and are also included in the total number of shares beneficially owned by Mr. Butterfield as set forth in this table.

(8)
Union Bank is deemed to have sole voting and investment power over 30,000 shares of Class A common stock that are held by the Union Bank profit sharing plan. Union Bank is deemed to have shared voting and investment power over 4,634,926 shares of Class A common stock, which includes (i) 31,000 shares held as trustee for the University of Nebraska Foundation, (ii) a total of 143,155 shares held by Union Bank as trustee under a post-annuity trust and a CRUT established by Mr. Noordhoek, (iii) a total of 3,610,867 shares of Class A common stock held by Union Bank in individual accounts for Ms. Muhleisen, her spouse, her adult daughter, and her adult son; and (iv) a total of 849,904 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Union Bank disclaims beneficial ownership of such shares except to the extent that Union Bank actually has or shares voting power or investment power with respect to such shares. The address for Union Bank is P.O. Box 82529, Lincoln, Nebraska 68501; Attention: Angela L. Muhleisen, President. The number of shares of Class A common stock set forth in the table for Union Bank reflect the number of shares held by Union Bank as of December 31, 2017, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 12, 2018.

(9)
Union Bank is deemed to have shared voting and investment power over a total of 1,162,045 shares of Class B common stock that are held by Union Bank as trustee under a GRAT and irrevocable trusts established by Mr. Dunlap and Mr. Butterfield, respectively, as discussed in footnote 7 above. Union Bank disclaims beneficial ownership of such shares except to the extent that Union Bank actually has or shares voting power or investment power with respect to such shares.

(10)
On February 9, 2018, Dimensional Fund Advisors LP ("Dimensional") filed a Schedule 13G/A indicating that they beneficially owned 8.08% of the Company's Class A common stock as of December 31, 2017, with sole voting power over a total of 2,306,985 shares and sole dispositive power over a total of 2,373,373 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A. Dimensional acts as investment advisor and manager to certain funds, and indicated that all shares reported in their 13G/A were owned by such funds. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(11)
On February 12, 2018, Deborah Bartels filed a Schedule 13G/A with the SEC indicating that she beneficially owned 6.5% of the Company's Class A common stock as of December 31, 2017, with sole voting and dispositive power over 1,297,040 shares and shared voting and dispositive power over a total of 619,447 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A and includes (i) 1,297,040 shares held by Ms. Bartels, (ii) a total of 118,807 shares held in managed agency accounts for Ms. Bartels and her spouse by Union Bank, which is controlled by F&M, of which Ms. Bartels' brother, Mr. Dunlap, and sister, Ms. Muhleisen, are directors, executive officers, and significant shareholders; (iii) 217,150 shares held by Ms. Bartels' spouse; (iv) a total of 123,490 shares held by Union Bank as trustee for irrevocable trusts for the benefit of the adult sons of Ms. Bartels and her spouse ("Post-GRAT Trusts") established upon the expiration of the annuity term of GRATs established by Ms. Bartels and her spouse; and (v) a total of 160,000 shares held by Union Bank as trustee for irrevocable trusts established by Ms. Bartels and her spouse, of which the adult sons of Ms. Bartels and her spouse are the initial beneficiaries (the "Dynasty Trusts"). Ms. Bartels disclaims beneficial ownership of the shares held in the Post-GRAT Trusts and the Dynasty Trusts except to the extent that she actually has or shares voting power or dispositive power with respect to such shares. The total of 402,297 shares held in the managed agency accounts, the Post-GRAT Trusts, and the Dynasty Trusts may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are included in the total number of shares beneficially owned by each of them as set forth in this table.

(12)
On February 9, 2018, The Vanguard Group ("Vanguard") filed a Schedule 13G/A indicating that they beneficially owned 5.46% of the Company's Class A common stock as of December 31, 2017, with sole voting power over 21,956 shares, shared voting power over 4,051 shares, sole dispositive power over 1,581,864 shares, and shared dispositive power over 23,694 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(13)
Includes shares held in four separate GRATs and three separate other irrevocable trusts established by Mr. Dunlap in 2011, three separate post-annuity trusts established upon the expiration of the annuity terms of two other separate GRATs established by Mr. Dunlap in 2011, shares held in six separate GRATs established by Mr. Dunlap's spouse in 2015, shares held in twelve separate GRATs established by Mr. Butterfield and his spouse in 2015, and shares held in a CLAT established by Mr. Butterfield in 2016 and to which shares were contributed in January 2017, which number of shares reflects distributions of shares from certain of the GRATs during 2017 to the grantors of such GRATs and a distribution of shares from the CLAT during 2017 to a charitable beneficiary of the CLAT. Under the trusts, WRCM has been designated to serve as investment adviser with investment power with respect to assets held by the trusts and voting power with respect to the shares of stock held by the trusts. WRCM is not a beneficiary of any of the trusts, and is a majority owned subsidiary of the Company. The shares deemed to be beneficially owned by WRCM are also deemed to be beneficially owned by Mr. Dunlap, and the shares held in the twelve separate GRATs established by Mr. Butterfield and his spouse in 2015 and the CLAT established by Mr. Butterfield in 2016 are also deemed to be beneficially owned by Mr. Butterfield. For additional information regarding the shares held in trusts established by Mr. Dunlap and his spouse, and the shares held in trusts established by Mr. Butterfield and his spouse, see footnotes 4 and 5, respectively, above.

(14)
On February 12, 2018, Union Financial Services, Inc. filed (on a joint basis with Mr. Dunlap) a Schedule 13D/A with the SEC indicating that it beneficially owned 1,586,691 shares of the Company’s Class B common stock, with shared voting and dispositive power over such shares, representing 5.1% of the Company's Class A common stock as of December 31, 2017. The address for Union Financial Services, Inc. is 502 East John Street, Carson City, Nevada

89706. Mr. Dunlap and Mr. Butterfield each own 50.0% of the outstanding capital stock of Union Financial Services, Inc., and the 1,586,691 shares of the Company’s Class B common stock owned by Union Financial Services, Inc. are also reported as beneficially owned by each of Mr. Dunlap and Mr. Butterfield.

(15)
Includes 50,087 shares owned by Mr. Heimes' spouse. A total of 50,000 shares are pledged as collateral for a line of credit agreement, under which approximately $400,000 was drawn as of February 28, 2018.

(16)
Includes 135,536 shares jointly owned by Mr. Kruger and his spouse, and 4,876 shares issued under the Company's Restricted Stock Plan, of which 2,457 shares vested in March 2018; the remaining shares are scheduled to vest as follows: March 2019 - 1,570 shares; and March 2020 - 849 shares.

(17)
Includes 277,866 shares held by The Jeffrey R. Noordhoek Amended And Restated Revocable Trust dated August 9, 2016, 126,462 shares held by Union Bank as trustee under a post-annuity irrevocable trust established under a GRAT in connection with the expiration of the annuity term of such GRAT that was established by Mr. Noordhoek in 2003, and 16,693 shares held by Union Bank as trustee under a CRUT established by Mr. Noordhoek. Mr. Noordhoek is deemed to have shared voting and investment power with respect to the shares held in the Post-Annuity Trust and the Class A CRUT. The total of 143,155 shares held by Union Bank as trustee under the post-annuity irrevocable trust and the CRUT may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are included in the total number of shares beneficially owned by each of them as set forth in this table.

(18)
Includes 4,876 shares issued under the Company's Restricted Stock Plan, of which 2,457 shares vested in March 2018; the remaining shares are scheduled to vest as follows: March 2019 - 1,570 shares; and March 2020 - 849 shares.

(19)
Includes 50,353 shares that Mr. Abel has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan. Also includes 500 shares owned by Mr. Abel's spouse.

(20)	Includes 15,182 shares that Mr. Cintani has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(21)	Includes 25,860 shares that Ms. Farrell has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(22)
Includes 40,083 shares that Mr. Henning has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan and 3,102 shares owned by Mr. Henning's spouse.

(23)	Includes 40,041 shares that Ms. Rath has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(24)
Mr. Reardon's shares are owned jointly with his spouse and are held in a margin securities account at a brokerage firm. Positions held in such account, including shares of the Company's Class A common stock, may under certain circumstances be pledged as collateral security for the repayment of debit balances, if any, in such account.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange reports of ownership of Company securities and changes in reported ownership.  Executive officers, directors, and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the year ended December 31, 2017, the Company's executive officers, directors, and greater than ten percent beneficial owners timely filed all reports they were required to file under Section 16(a) of the Exchange Act, except as noted below.

One Form 4 report for Kimberly K. Rath reporting one transaction relating to the sale of 1,200 shares of Class A common stock by Ms. Rath’s spouse was inadvertently filed late on May 15, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures on Transactions with Related Persons

The Company has adopted written policies and procedures for the Nominating and Corporate Governance Committee's review of any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or series of similar transactions, arrangements, or relationships in which (i) the Company is a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000, and (iii) a related person has or will have a direct or indirect material interest. For purposes of this policy, a “related person” means (i) any of our directors, executive officers, or nominees for director, (ii) any stockholder that beneficially owns more than five percent of the Company's outstanding shares of common stock, and (iii) any immediate family member of the foregoing. The Nominating and Corporate Governance Committee approves or ratifies only those transactions that it determines in good faith are in, or are not inconsistent with, the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee may, in its discretion, submit certain transactions to the full Board of Directors for approval where it deems appropriate.

In determining whether to approve or ratify a transaction, the Nominating and Corporate Governance Committee takes into account the factors it deems appropriate, which may include, among others, the benefits to the Company, the availability of other sources for comparable products or services, the impact on a director's independence in the event the related person is a director, and the extent of the related person's interest in the transaction. The policy also provides for the delegation of its authority to the Chairman of the Nominating and Corporate Governance Committee for any related person transaction requiring pre-approval or ratification between meetings of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and assesses ongoing relationships with a related person on at least an annual basis to see that they are in compliance with the policy and remain appropriate.

All approved related party transactions are communicated to the full Board of Directors by the Chairman of the Nominating and Corporate Governance Committee, or his designee. Mr. Dunlap beneficially owns shares representing 77.8% of the combined voting power of the Company's shareholders as of February 28, 2018. Because of his beneficial ownership, Mr. Dunlap can effectively elect each member of the Board of Directors, including all members of the Nominating and Corporate Governance Committee, and has the power to defeat or remove each member.

Although there is no formal requirement for executive management of the Company to approve related party transactions, executive management reviews all related party transactions. Upon reviewing related party transactions, executive management takes into account the factors it deems appropriate, which may include, among others, the benefits to the Company, the availability of other sources for comparable products or services, the impact on a director's independence in the event the related person is a director, and the extent of the related person's interest in the transaction.

As Executive Chairman and controlling shareholder of the Company, Mr. Dunlap effectively has control over each member of the Company's executive management, who were initially hired by Mr. Dunlap and can be fired or otherwise penalized at his direction.

During 2017, the Company entered into certain transactions and had business arrangements with Union Bank and Trust Company, Union Financial Services, Hudl, and Assurity Life Insurance Company ("Assurity"). These transactions were reviewed and approved by the Nominating and Corporate Governance Committee and reviewed by executive management. Union Bank and Trust Company, Union Financial Services, Hudl, and Assurity are related persons as discussed below. We cannot affirm whether or not the fees and terms of each transaction are substantially the same terms as those prevailing at the time for transactions with persons that do not have a relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). However, all related party transactions are based on available market information for comparable assets, products, and services and are extensively negotiated.

•
Union Bank and Trust Company - Union Bank is controlled by Farmers & Merchants Investment Inc. ("F&M"), which owns 81.4% of Union Bank's common stock and 15.4% of Union Bank's non-voting non-convertible preferred stock. Michael S. Dunlap, a significant shareholder, Executive Chairman, and a member of the Board of Directors of the Company, along with his spouse and children, owns or controls a total of 33.0% of the stock of F&M, including a total of 48.6% of the outstanding voting common stock of F&M, and Mr. Dunlap’s sister, Angela L. Muhleisen, along with her spouse and children, owns or controls a total of 31.7% of F&M stock, including a total of 47.5% of the outstanding voting common stock of F&M. Mr. Dunlap serves as a Director and Chairman of F&M. Ms. Muhleisen serves as a Director and Chief Executive Officer of F&M and as a Director, Chairperson, President, and Chief Executive Officer of Union Bank. Union Bank is deemed to have beneficial ownership of a significant number of shares of Nelnet because it serves in a capacity of trustee or account manager for various trusts and accounts holding shares of the Company, and may share voting and/or investment power with respect to such shares. At February 28, 2018, Union Bank was deemed to beneficially own

14.3% of the Company's common stock. The stock holdings of Union Bank are deemed to be beneficially owned by both Mr. Dunlap and Ms. Muhleisen. At February 28, 2018, Mr. Dunlap beneficially owned 42.5% of the Company's outstanding common stock and Ms. Muhleisen beneficially owned 18.3% of the Company's outstanding common stock.

•
Union Financial Services, Inc. - Union Financial Services, Inc. (“UFS”) is a corporation which is owned 50% by Michael S. Dunlap, a significant shareholder, Executive Chairman, and a member of the Board of Directors of the Company, and 50% by Stephen F. Butterfield, a significant shareholder, Vice Chairman, and a member of the Board of Directors of the Company.

•
Hudl - Hudl is an online video and coaching tools software company for athletes of all levels, of which Mr. Graff, who has served on the Company's Board of Directors since 2014, is CEO, co-founder, and a director.

•
Assurity - Assurity is a company which offers a variety of disability income and critical illness protection, life insurance, and annuity products, of which Mr. Henning, who has served on the Company's Board of Directors since 2003, is President and CEO.

Transactions with Union Bank

The Company has entered into certain contractual arrangements with Union Bank. These transactions include:

•
Loan purchases - In 2014, the Company entered into an agreement with Union Bank in which the Company provides marketing, origination, and loan servicing services to Union Bank related to private education loans. The Company committed to purchase, or arrange for a designee to purchase, all volume originated by Union Bank under this agreement. No loans were originated under this agreement in 2017. During 2017, the Company purchased $2.9 million (par value) of private education loans and $10.3 million (par value) of consumer loans from Union Bank in transactions that were not part of this agreement.

•
Loan servicing - As of December 31, 2017, the Company serviced $462.3 million of loans for Union Bank. Servicing revenue earned by the Company from this portfolio was $0.5 million for the year ended December 31, 2017. As of December 31, 2017, accounts receivable includes approximately $42,000 due from Union Bank for loan servicing.

•
Funding - The Company maintains an agreement with Union Bank, as trustee for various grantor trusts, under which Union Bank has agreed to purchase from the Company participation interests in student loans. The Company uses this facility as a source to fund FFELP student loans. As of December 31, 2017, $552.6 million of loans were subject to outstanding participation interests held by Union Bank, as trustee, under this agreement. The agreement automatically renews annually and is terminable by either party upon five business days' notice. This agreement provides beneficiaries of Union Bank's grantor trusts with access to investments in interests in student loans, while providing liquidity to the Company on a short term basis. The Company can participate loans to Union Bank to the extent of availability under the grantor trusts, up to $750 million or an amount in excess of $750 million if mutually agreed to by both parties.

•
Operating cash - The majority of the Company's cash operating bank accounts are maintained at Union Bank. The Company also invests cash in the Short term Federal Investment Trust (“STFIT”) of the Student Loan Trust Division of Union Bank, which the Company uses as operating cash accounts. As of December 31, 2017, the Company had $115.8 million deposited at Union Bank in operating accounts or invested in the STFIT. Interest income earned from cash deposited in these accounts for the year ended December 31, 2017 was $0.9 million.

•
529 Plan administration - The Company provides certain 529 Plan administration services to certain college savings plans (the “College Savings Plans”) through a contract with Union Bank, as the program manager. Union Bank is entitled to a fee as program manager pursuant to its program management agreement with the College Savings Plans. In 2017, the Company received fees of $2.0 million from Union Bank related to the Company's administration services provided to the College Savings Plans.

•
Lease arrangements - Union Bank leases approximately 4,000 square feet of office space in the Company's corporate headquarters building. During 2017, Union Bank paid the Company approximately $74,000 for rent. The lease agreement expires on June 30, 2023.

•	Other fees paid to Union Bank - During 2017, the Company paid Union Bank approximately $127,000 for cash management fees.

•	Other fees received from Union Bank - During 2017, the Company received approximately $230,000 from Union Bank related to an employee sharing arrangement and for providing payment processing services.

•
Investment services - Union Bank has established various trusts whereby Union Bank serves as trustee for the purpose of purchasing, holding, managing, and selling investments in student loan asset-backed securities. In 2011, WRCM, an SEC-registered investment advisor and a subsidiary of the Company, entered into a management agreement with Union Bank, under which WRCM performs various advisory and management services on behalf of Union Bank with respect to investments in securities by the trusts, including identifying securities for purchase or sale by the trusts.  The agreement provides that Union Bank will pay to WRCM annual fees of 25 basis points on the outstanding balance of the investments in the trusts. As of December 31, 2017, the outstanding balance of investments in the trusts was $665.9 million. In addition, Union Bank will pay additional fees to WRCM of up to 50 percent of the gains from the sale of securities from the trusts or securities being called prior to the full contractual maturity. During 2017, the Company earned $9.2 million of fees under this agreement.

In January 2012 and October 2015, WRCM entered into management agreements with Union Bank under which it was designated to serve as investment advisor with respect to the assets within several trusts established by Michael S. Dunlap and his spouse. Union Bank serves as trustee for the trusts. Per the terms of the agreements, Union Bank pays WRCM five basis points of the aggregate value of the assets of the trusts as of the last day of each calendar quarter. Mr. Dunlap and his spouse contributed a total of 3,375,000 and 3,000,000 shares of the Company's Class B common stock to the trusts upon the establishment of the trusts in 2011 and 2015, respectively. As of December 31, 2017, a total of 2,516,571 and 2,635,625 shares, respectively, of the Company's Class B common stock remained in such trusts. In January 2016, WRCM entered into a similar management agreement with Union Bank with respect to several trusts established in December 2015 by Mr. Butterfield and his spouse, to which trusts Mr. Butterfield and his spouse contributed a total of 1,200,000 shares of the Company's Class B common stock upon the establishment thereof. As of December 31, 2017, a total of 1,073,154 shares of the Company's Class B common stock remained in such trusts. In March 2017, WRCM entered into a similar management agreement with Union Bank with respect to a CLAT established by Mr. Butterfield in December 2016, to which CLAT Mr. Butterfield contributed 70,286 shares of the Company's Class B common stock on January 3, 2017. As of December 31, 2017, 61,941 shares of the Company's Class B common stock remained in such trust. During 2017, the Company earned approximately $161,000 of fees under these agreements.

As of December 31, 2017, accounts receivable included $0.2 million due from Union Bank related to fees earned by WRCM from the investment services described above.

WRCM has established private investment funds for the primary purpose of purchasing, selling, investing, and trading, directly or indirectly, in student loan asset-backed securities, and to engage in financial transactions related thereto. Mr. Dunlap, UFS, Jeffrey R. Noordhoek (Chief Executive Officer of the Company), Ms. Muhleisen and her spouse, and WRCM have invested $6.0 million, $1.1 million, $1.1 million, $5.0 million, and $0.3 million, respectively, in certain of these funds. Based upon the current level of holdings by non-affiliated limited partners, the management agreements provide non-affiliated limited partners the ability to remove WRCM as manager without cause. WRCM earns 50 basis points (annually) on the outstanding balance of the investments in these funds, of which WRCM pays approximately 50 percent of such amount to Union Bank as custodian. As of December 31, 2017, the total outstanding balance of investments in these funds was $149.4 million. During 2017, the Company paid Union Bank $0.3 million as custodian. WRCM also earns up to 50 percent of the gains from the sale of securities from the funds or securities being called prior to the full contractual maturity.

•
Defined contribution plan - Union Bank administers the Company's 401(k) defined contribution plan. Fees paid to Union Bank to administer the plan, approximately $241,000 in 2017, are paid by the plan's participants.

The net aggregate impact on the Company's consolidated statements of income for the year ended December 31, 2017 related to the transactions with Union Bank as described above was income (before income taxes) of $12.5 million.

The Company intends to maintain its relationship with Union Bank, which the Company's management believes provides certain benefits to the Company. Those benefits include Union Bank's knowledge of and experience in the FFELP industry, its willingness to provide services, and at times liquidity and capital resources, on an expedient basis, and the proximity of Union Bank to the Company's corporate headquarters located in Lincoln, Nebraska.

The majority of the transactions and arrangements with Union Bank are not offered to unrelated third parties or subject to competitive bids. Accordingly, these transactions and arrangements not only present conflicts of interest, but also pose the risk to the Company's shareholders that the terms of such transactions and arrangements may not be as favorable to the Company as it could receive from unrelated third parties. Moreover, the Company may have and/or may enter into contracts and business transactions with related parties that benefit Mr. Dunlap and his sister, as well as other related parties, that may not benefit the Company and/or its minority shareholders.

Transactions with Union Financial Services

The Company owns a 65% interest in an aircraft due to the frequent business travel needs of the Company's executives and the limited availability of commercial flights in Lincoln, Nebraska, where the Company's headquarters are located. UFS owns the remaining interest in the same aircraft. The aircraft joint ownership agreement between the Company and UFS for this aircraft will continue in effect on a month to month basis until terminated by mutual agreement. UFS will have the right to require the Company to purchase UFS's interest in the aircraft for an amount equal to UFS's pro rata portion (determined on the basis of its ownership percentage) of the aircraft's fair market value at that time. If the term of the joint ownership agreement is not extended by agreement of the Company and UFS, the aircraft must be sold and the net proceeds from the sale distributed to the Company and UFS in proportion to their ownership percentages. Under an aircraft maintenance agreement among the Company, UFS, and an unrelated aviation service company, a total of approximately $0.3 million in management fees was paid to the service company in 2017, which amount was allocated to the Company and UFS based on their respective ownership percentages. The maintenance agreement also provides that the Company must pay for all flight operating expenses for each flight conducted on its behalf, with a corresponding obligation by UFS, and that both the Company and UFS must pay their pro-rata portion, based on actual use percentages, of the cost of maintaining the aircraft.

Transactions with Hudl

On March 17, 2015 and July 7, 2017, the Company made a $40.5 million and $10.4 million preferred stock investment, respectively, in Hudl. Prior to these investments, the Company and Mr. Dunlap made separate equity investments in Hudl. The Company and Mr. Dunlap, along with his children, currently hold combined direct and indirect equity ownership interests in Hudl of 19.7% and 3.4%, respectively. The Company's and Mr. Dunlap's direct and indirect equity ownership interests in Hudl consist of preferred stock with certain liquidation preferences that are considered substantive.

The Company holds a promissory note issued by Hudl for approximately $120,000 in certain fees paid by the Company on behalf of Hudl in December 2015 related to the construction of the building for Hudl's corporate headquarters in Lincoln, Nebraska. The promissory note is interest-free and repayment by Hudl is contingent upon its receipt of certain future refunds from the City of Lincoln based on future job creation.

During 2017, the Company paid Hudl $5,000 in fees for advertising by one of the Company's subsidiaries on Hudl's website and product pages.

The Company also has three notes payable, which were each issued by TDP Phase Three, LLC ("TDP") in connection with the development of a commercial building in Lincoln, Nebraska that is the new corporate headquarters for Hudl. TDP is an entity established during 2015 for the sole purpose of developing and operating this building. The Company owns 25 percent of TDP. However, because the Company was the developer of and a current tenant in this building, the operating results of TDP are included in the Company's consolidated financial statements. As of December 31, 2017, the first TDP note has $12.0 million outstanding with a maturity date of March 31, 2023; the second TDP note has $6.4 million outstanding with a maturity date of December 15, 2045. Both of these notes have a fixed interest rate of 3.38%. The third TDP note has $1.7 million outstanding as of December 31, 2017 with a maturity date of March 31, 2023 and has a variable interest rate of 1-month LIBOR plus 2.00%. Recourse to the Company on the outstanding balance of these notes is equal to its ownership percentage of TDP.

Hudl has a $20.0 million unsecured line of credit with Union Bank, which expires on September 30, 2018.

During 2017, StudioCode, LLC, a joint venture owned 50 percent by each of the Company and Hudl, paid to Hudl approximately $49,000 for software training and support and commissions. The Company had a $500,000 note receivable from StudioCode, LLC that was forgiven during 2017. StudioCode, LLC ceased operations and was effectively dissolved in December 2017.

Transactions with Assurity Life Insurance Company ("Assurity")

During the year ended December 31, 2017, Nelnet Business Solutions paid $1.5 million to Assurity for insurance premiums for insurance on certain tuition payment plans. As part of providing the tuition payment plan insurance to Nelnet Business Solutions, Assurity entered into a reinsurance agreement with the Company's insurance subsidiary, under which Assurity paid the Company's insurance subsidiary reinsurance premiums of $1.4 million in 2017, and the Company's insurance subsidiary paid claims on such reinsurance to Assurity of $0.7 million in 2017. In addition, Assurity pays Nelnet Business Solutions a partial refund annually based on claim experience, which was approximately $10,000 for the year ended December 31, 2017.

During the year ended December 31, 2017, the Company made available to its employees certain voluntary insurance products through Assurity. Premiums are paid by participants and are remitted to Assurity by the Company on behalf of the participants. The Company remitted to Assurity approximately $181,000 in premiums related to these products during 2017.

Both the aggregate of the payments made by the Company to Assurity during 2017, and the aggregate of the payments received by the Company from Assurity during 2017, were less than 2% of Assurity's gross revenues for 2017.

Other Employment Relationship

Mr. Cintani, who serves on the Company's Board of Directors, has a son, Brian Cintani, 41, who is employed by the Company as an experienced financial analyst in the Company's capital markets group. During the year ended December 31, 2017, Brian Cintani's total compensation was approximately $156,000.  Brian Cintani has been employed by the Company since 2002 and his employment preceded Mr. Cintani's service as a director which began in May 2012.

Other Transactions

Though not required to be disclosed under Item 404(a) of Regulation S-K, below are transactions the Company had with other related parties during 2017.

Unico Group, Inc. ("Unico"), an insurance agency of which Mr. Dunlap and Ms. Muhleisen's children own approximately 3.8%, provided real estate related insurance services to TDP during 2017. TDP paid Unico approximately $29,000 for these services during 2017.

During 2017, the Company paid approximately $1,000 to Union Title Company, LLC, a 71.0% owned subsidiary of F&M, for fees related to the Company's real estate development activity.

The Company has engaged Talent Plus to provide talent acquisition, selection, and development solutions to the Company. The Company paid Talent Plus approximately $59,000 related to these services in 2017. Ms. Rath, who serves on the Company's Board of Directors, is the Chairperson and President of Talent Plus, and with her spouse is a principal owner.

In addition to the foregoing, from time to time, the Company, some of the Company's executive officers, and some of the members of the Company's Board of Directors invest in small or startup companies, often in the Company's local community.  In some cases, executive officers of the Company may also serve as members of the Board of Directors of such companies in connection with the investment.

The Company and certain executive officers have invested a total of $2.0 million in Capricorn Healthcare and Special Opportunities, LP ("Capricorn"). Capricorn is located in Palo Alto, California and is a limited partnership that primarily invests in healthcare-related companies. As of December 31, 2017, the investors and amount invested include the Company ($943,000), Mr. Dunlap ($943,000), and Mr. Noordhoek ($94,000).

Neither the Company, the Company's executive officers, nor members of the Company's Board of Directors, individually or in the aggregate, owns a majority interest in any of these companies.

While the Company does not deem these investments to be related party transactions, the Company reports investment activity of this type to the Board of Directors.

AUDIT COMMITTEE REPORT

Report of the Board Audit Committee

The Audit Committee of the Board of Directors (the “Committee”) is responsible for the oversight of the integrity of the Company's consolidated financial statements, the Company's system of internal control over financial reporting, the Company's policy standards and guidelines for risk assessment and risk management and compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor and the performance of the Company's internal and independent auditors. The Committee has the sole authority and responsibility to select, determine the compensation of, evaluate, and, when appropriate, replace the Company's independent auditor. The Committee, with input from management, regularly monitors the performance of the key members of the independent auditors’ team, including the lead partner. In the case of rotation of the lead partner, the Committee is involved in the selection of the new lead audit partner, and considers such factors as the individual’s professional and relevant industry experience, other current assignments, and the proximity of their office location to the Company’s headquarters. The Committee is also responsible under the Sarbanes-Oxley Act of 2002 for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee is currently comprised of three independent directors and operates under a written charter adopted by the Board, a copy of which is available at www.nelnetinvestors.com. The Board has determined that each Committee member is independent under the standards of director independence established under the Company's Corporate Governance Guidelines and the New York Stock Exchange listing requirements and is also independent under applicable independence standards of the Exchange Act and the SEC rules thereunder.

The Committee serves in an oversight capacity and is not part of the Company's managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles, and for the report on the Company's internal control over financial reporting. The Company's independent auditor, KPMG LLP, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Committee's responsibility is to oversee the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. The Committee relies, without independent verification, on the information provided to it and on the representations made by management, the internal auditor, and the independent auditor.

The Committee held seven meetings during 2017. The Committee, among other things:

•
Reviewed and discussed the Company's earnings releases, Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K, including the consolidated financial statements and compliance with legal and regulatory requirements

•
Reviewed and discussed, in conjunction with the Risk and Finance Committee, the Company's policies and procedures for risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate

•	Reviewed and discussed the annual plan and the scope of the work of the internal auditor for fiscal 2017 and summaries of the reports to management by the internal auditor

•	Reviewed and discussed the annual plan and scope of the work of the independent auditor

•	Reviewed and discussed, in conjunction with the Compliance Committee, reports from management on the Company's policies regarding applicable consumer-oriented legal and regulatory requirements

•	Met with KPMG LLP, the internal auditor, and Company management in separate executive sessions

The Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2017 with management, the internal auditor, and KPMG LLP. The Committee reviewed and discussed the critical accounting policies and estimates as set forth in the Company's Annual Report on Form 10-K, management's annual report on the Company's internal control over financial reporting, and KPMG LLP's opinion on the effectiveness of internal control over financial reporting. The Committee also discussed with management and the internal auditor the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the SEC and the processes used to support management's annual report on the Company's internal control over financial reporting.

The Committee discussed with KPMG LLP matters related to the audit of the Company's consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”). This review included a discussion with management and KPMG LLP as to the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures within the Company's consolidated financial statements, including the disclosures relating to critical accounting policies.

KPMG LLP also provided to the Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP's communications with the Committee concerning independence. The Committee discussed with

KPMG LLP their independence from the Company. When considering KPMG LLP's independence, the Committee considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q, and their opinion on the effectiveness of the Company's internal control over financial reporting were compatible with maintaining their independence. The Committee also reviewed and pre- approved, among other things, the audit, audit-related, and tax services performed by KPMG LLP. For tax services, the pre-approval included discussion with KPMG concerning their independence as required by PCAOB Rule 3524 (Audit Committee Pre-approval of Certain Tax Services). The Committee received regular updates on the amount of fees and scope of audit, audit-related, and tax services provided.

Based on the Committee's review and these meetings, discussions, and reports, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2017 be included in the Company's 2017 Annual Report on Form 10-K for filing with the SEC.

The Committee has also selected KPMG LLP as the Company's independent auditor for the year ending December 31, 2018 and is presenting the selection to the shareholders for ratification.

KPMG has been the Company’s independent auditor since 1998. The Committee last went through a Request for Proposal for independent audit and non-audit services effective for the year ended December 31, 2012.

Respectfully submitted,

Thomas E. Henning, Chairman
Kathleen A. Farrell
William R. Cintani

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selects the Company's independent registered public accounting firm. This proposal is put before the shareholders because the Board believes that it is good corporate governance practice to seek shareholder ratification of the selection of the independent registered public accounting firm. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders' vote when determining whether to continue the firm's engagement.

The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2018.

The affirmative vote of the majority of votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP. Unless marked to the contrary, proxies will be voted FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2018.

Representatives of KPMG LLP are expected to attend the Annual Meeting and to respond to appropriate questions from shareholders present at the meeting and will have an opportunity to make a statement if they desire to do so.

Independent Accountant Fees and Services

Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2017 and 2016 are set forth below.

	2017	2016
Audit fees	$653,949	630,000
Audit-related fees	1,173,580	881,235
Tax fees	139,443	49,726
All other fees	1,780	1,700
Total	$1,968,752	1,562,661

Audit-related fees were for assurance and other services related to service provider compliance reports, including Service Organization Controls (SOC1) reports on the effectiveness of the Company's controls for student loan servicing and other services provided for its customers, employee benefit plan audits, agreed-upon procedures for Company-sponsored student loan securitization financings and other matters, and consultations concerning financial accounting and reporting standards.

Tax fees were for services related to tax compliance and planning.

All other fees represent the amount paid by the Company for access to an on-line accounting and tax reference tool.

In addition to the services and fees described above, KPMG was engaged to perform audits of and provide tax services for certain private investment funds which are managed by WRCM, for which KPMG received total fees of $82,750 in 2017. Additionally, TDP Phase Three, LLC, an entity of which the Company owns 25 percent and was established for the sole purpose of developing and operating a building, engaged KPMG to perform an audit in 2017, for which KPMG received total fees of $17,500.

The Audit Committee's pre-approval policy with respect to audit and permitted non-audit services by the independent auditor is set forth in its charter. The Audit Committee has the sole authority to appoint, retain, and terminate the Company's independent auditor, which reports directly to the Audit Committee. The Audit Committee is directly responsible for the evaluation, compensation (including as to fees and terms), and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for the Company. All related fees and costs of the independent auditor, as determined by the Audit Committee, are paid promptly by the Company in accordance with its normal business practices. All auditing services and permitted non-audit services performed for the Company by the independent auditor, including the services for 2017 and 2016 described above, are pre-approved by the Audit Committee, subject to applicable laws, rules, and regulations. The Audit Committee may form and delegate to a subcommittee the authority to grant pre-approvals with respect to auditing services and permitted non-auditing services, provided that any such grant of pre-approval shall be reported to the full Audit Committee at its next meeting.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that the Company provide its shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the Company's Named Executives Officers as disclosed pursuant to the compensation disclosure rules of the SEC, and the Company is therefore providing its shareholders with the opportunity to cast such an advisory vote on executive compensation at this year’s Annual Meeting as described below. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.

Based on the results of an advisory vote on the frequency of advisory votes on executive compensation at the Company's 2017 annual meeting of shareholders, where the Board of Directors recommended and the shareholders voted in favor of holding an advisory vote on executive compensation every year, the Board of Directors determined that, until the next vote on the frequency of holding advisory votes on executive compensation, the Company will hold a shareholder advisory vote on executive compensation every year. Therefore, the next advisory vote on executive compensation will occur at the Company’s 2019 annual meeting of shareholders. Section 14A of the Exchange Act requires that at least once every six years the Company provide its shareholders with the opportunity to vote, on a nonbinding, advisory basis, on whether the frequency of future advisory votes on executive compensation will be every one, two, or three years.

As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's objective for its executive compensation program is to attract, motivate, develop, and retain executives who will contribute to the Company's long-term success and the creation of shareholder value. The Company seeks to accomplish this objective in a way that rewards performance and is aligned with its shareholders' long-term interests, and the Company's compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The framework and executive compensation philosophy are established by an independent Compensation Committee of the Board of Directors. The following items reflect our commitment to pay for performance and to maintain a strong executive compensation governance framework:

•	Incentive plans that are based upon financial and operational goals that are reviewed annually by the Compensation Committee.

•	An annual risk assessment conducted by the Compensation Committee to evaluate whether incentive programs drive behaviors that are demonstrably within the risk management parameters it deems prudent.

•	A robust share ownership and retention policy.

The Compensation Discussion and Analysis and the compensation tables and disclosures provided in this Proxy Statement describe the Company's executive compensation program in more detail, and discuss the following key elements of the program:

•
We pay for performance, both in setting base salaries and awarding incentives via the Executive Officers Incentive Compensation Plan. This plan is used to assess the participating Named Executive Officers’ performance based on numerous criteria, including certain financial measures such as levels of earnings, growth of assets, return on equity and assets, shareholder return, cash flow, market share, operating margins and operating expenses; certain service measures including performance of the Company's operating segments; employee engagement; and strategic positioning.

•
Periodically, we retain external, independent compensation consultants to review the compensation levels and practices for the Named Executive Officers, compare those levels to executives in comparable positions in select industries and companies, and identify potential gaps or inconsistencies in our compensation practices.

•
None of the Named Executive Officers has an employment agreement or severance arrangement. In addition, the Company generally does not provide significant perquisites, tax reimbursements, or change in control benefits to the Named Executive Officers that are not available to other employees, and we do not issue stock options.

•	Each of the Named Executive Officers is employed at-will and is expected to demonstrate exceptional personal performance in order to continue serving as a member of the executive team.

The Company believes the compensation program for the Named Executive Officers is instrumental in helping the Company achieve its strong financial performance, and is asking shareholders to approve the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement, including in the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. As an advisory vote, the vote on this proposal is not binding upon the Company, the Board of Directors, or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Accordingly, the Company's shareholders are asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”

The Board of Directors recommends a vote FOR the approval of the compensation of the Company's Named Executive Officers, as disclosed in this Proxy Statement.

PROPOSAL 4 - APPROVAL OF AMENDMENT TO THE DIRECTORS STOCK COMPENSATION PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN FROM A TOTAL OF 400,000 SHARES TO A TOTAL OF 500,000 SHARES, SUBJECT TO AN ANNUAL PER-DIRECTOR LIMIT

Background

The Board of Directors has approved an amendment to the Nelnet, Inc. Directors Stock Compensation Plan (the “Directors Stock Plan”) to increase the number of shares of the Company’s Class A common stock that may be issued under the Directors Stock Plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director award limit whereby the aggregate grant date fair value, as computed in accordance with U.S. generally accepted accounting principles, of shares awarded to any single director under the Directors Stock Plan during any single calendar year (including shares which the director may elect to defer delivery of pursuant to the provisions of the Directors Stock Plan) shall be $300,000.

The Directors Stock Plan was originally adopted by the Board of Directors in October 2003. The Directors Stock Plan was amended in 2008 to increase the number of shares of the Company’s Class A common stock that may be issued under the Directors Stock Plan from a total of 100,000 shares to a total of 400,000 shares, which was approved by the Company’s shareholders at the 2008 annual meeting of shareholders.

The Directors Stock Plan provides for the issuance of shares of Class A common stock to non-employee members of the Board of Directors electing to receive annual retainer fees in shares of stock instead of cash and, as indicated above, currently allows for the issuance of a total of 400,000 shares of Class A common stock pursuant to share elections by non-employee members of the Board of Directors.

As of March 31, 2018, there were __________ remaining shares of Class A common stock available for issuance in connection with future awards under the Directors Stock Plan. The Company currently anticipates granting awards during 2018 with respect to a total of approximately shares of Class A common stock to non-employee members of the Board of Directors who have elected to receive their annual retainer in shares of Class A common stock (based on total annual retainer fees of $772,500 and using the closing market price for the Company’s Class A common stock on March 31, 2018 of $ per share; provided, however, that the actual number of shares will be based on the closing market price of the Company’s Class A common stock at the time of issuance). This includes a total of shares underlying share units issuable under the Directors Stock Plan for directors who have made elections to defer the receipt of shares until termination of the director’s service on the Board.
The Board of Directors has approved the amendment to the Directors Stock Plan in order to ensure that the Company will have a sufficient number of shares available under the Directors Stock Plan for anticipated awards to directors during 2018, 2019, and 2020.
The Directors Stock Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract, retain, and motivate members of the Board of Directors upon whose judgment, initiative, and efforts the continued success, growth, and development of the Company is dependent.
The Company is seeking shareholder approval of the amendment to the Directors Stock Plan in order to comply with applicable New York Stock Exchange rules.
Summary of the Plan
The following is a summary of the principal features of the Directors Stock Plan, as amended, a copy of which is attached to this proxy statement as Appendix A and incorporated by reference herein. In addition, the Company will furnish a copy of the Directors Stock Plan to any shareholder upon written request to the Company’s Corporate Secretary at Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508. The following summary is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Plan attached to this proxy statement as Appendix A.
Total Shares Reserved for Issuance and Annual Per-Director Share Award Limit
Subject to equitable adjustment in the event of any stock split, stock dividend, merger, reorganization consolidation, spin-off, repurchase, share exchange or other similar transaction, the total number of shares of Class A common stock reserved for issuance in connection with awards under the Directors Stock Plan is currently 400,000, and after giving effect to the amendment will be 500,000, subject to a limit whereby the maximum aggregate grant date fair value, as computed in accordance with U.S. generally accepted accounting principles, of shares awarded to any single director under the Directors Stock Plan during any single calendar year (including shares which the director may elect to defer delivery of) will be $300,000. Any shares of Class A common stock issued pursuant to an award may be either authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.
Administration
The Directors Stock Plan is administered by the Board of Directors. The Board of Directors manages the plan by interpreting the plan, prescribing rules and regulations relating to the plan, and making all other determinations necessary or advisable for the implementation and administration of the plan. The Directors Stock Plan provides that the Board of Directors’ interpretation and construction of the plan are conclusive and binding on all persons. In its capacity as plan administrator, the Board of Directors acts as manager of the plan and not as trustee.

The Board of Directors currently consists of nine members, and under the Company’s articles of incorporation and bylaws, the Board is divided into three classes, with each class containing one-third of the total number of directors, and with the classes designated as Class I, Class II, and Class III. The classes of directors serve for staggered three-year terms, with their current terms ending at the annual meeting of shareholders in the following years: Class I directors - 2018; Class II directors - 2019; and Class III directors - 2020. The Company’s articles of incorporation and bylaws provide that a board member may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares of capital stock of the Company then entitled to vote generally in the election of directors or class of directors, voting together as a single class.
Eligibility and Participation
All non-employee members of the Company’s Board of Directors are eligible to participate in the plan. As of March 31, 2018, there were eight non-employee directors. During the year ended December 31, 2017, three directors received shares under the Directors Stock Plan, and four directors, including one director who received a portion of shares and elected to defer a portion of shares, elected to defer receipt of shares until termination of their service on the Board of Directors. For the year ending December 31, 2018, six non-employee directors have elected to receive their annual retainers in shares of stock under the Directors Stock Plan, including four, non-employee directors who have elected to defer receipt of their shares until termination of their service on the Board of Directors.
Share Election
Each eligible director may make an election in writing on or before each December 31 to receive the director’s annual retainer fees payable in the following plan year in the form of shares of stock instead of cash. Unless the director makes a deferral election as discussed below, any shares elected will be payable at the time cash retainer fees are otherwise payable. The number of shares distributed will be equal to the amount of the annual retainer fee otherwise payable on such payment date divided by 85% of the fair market value of a share for such payment date. For purposes of the plan, a plan year means the calendar year.
The fair market value of a share on a particular date is computed under the Directors Stock Plan as the closing selling price of a share on the day preceding the date in question, as reported on the primary stock exchange or other market in which the shares are traded. If there is no reported sale of shares on such exchange or market on such date, then the fair market value is computed as the closing selling price on the exchange or market on the last preceding date for which such price is reported.
A director who is first elected or appointed to the Board of Directors may make an election under the plan within 30 days of such election or appointment to the board with respect to annual retainer fees payable after the date of the election.
Any share election made under the Directors Stock Plan will remain in effect unless and until a new election is made in accordance with the provisions of the plan.
Deferral Election
A director who has elected to receive shares of stock as discussed above may also make an irrevocable election on or before the December 31 immediately preceding the beginning of a plan year, by written notice to the Company, to defer delivery of all or a designated percentage of the shares otherwise payable as his or her annual retainer for service as a director for the plan year. A director who is first elected or appointed to the board may make an election under the plan within 30 days of such election or appointment to the board with respect to annual retainer fees payable after the date of the election.
Deferrals of shares under the Directors Stock Plan must be reaffirmed by each director on an annual basis and will continue until the director notifies the Company in writing, on or before the December 31 immediately preceding the commencement of any plan year, that he or she wishes to change his or her election under the plan.
All shares which a director elects to defer under the Directors Stock Plan will be credited in the form of share units to a bookkeeping account maintained by the Company in the name of the director. Each such unit will represent the right to receive one share at the time determined under the terms of the plan. The Company does not intend to send reports on a regular basis to participants in the plan as to the amount and status of their accounts.
As of each date on which a cash dividend is paid on shares, there will be credited to each account that number of units determined by:

•	multiplying the amount of such dividend per share by the number of units in such account; and

•
dividing the total so determined by the fair market value of a share on the date of payment of such cash dividend. The additions to a director’s account under this provision will continue until the director’s account is fully paid.

The account of a director will be distributed (in the form of one share for each share unit) either:

•	in a lump sum at the time of termination of the director’s service on the board; or

•	in up to five annual installments commencing at the time of termination of the director’s service on the board, as elected by the director.
Each director’s distribution election must be made in writing within 30 days after the director first becomes eligible to participate in the plan. However, a director may make a new distribution election with respect to the entire portion of his or her account subject to this provision so long as such election is made at least one year in advance of the director’s termination of service on the board and, provided further, that following such new election, no distribution may occur under this provision until the fifth anniversary following the date such payment would otherwise have been made. In the case of an account distributed in installments, the amount of shares distributed in each installment will be equal to the number of share units in the director’s account subject to such installment distribution at the time of the distribution divided by the number of installments remaining to be paid.
In the event that any stock dividend, recapitalization, stock split, reorganization or similar transaction affects the shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the directors and preserve the value of the directors’ share units, (i) there will automatically be substituted for each share unit a new unit representing the number and kind of shares, other securities or other consideration into which each outstanding share will be changed, and (ii) the number and kind of shares available for issuance under the Directors Stock Plan will be equitably adjusted in order to take into account such transaction or other change. The substituted units will be subject to the same terms and conditions as the original share units.
Unfunded Status of Awards
The Directors Stock Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant under a deferral election, nothing contained in the Directors Stock Plan will give any such participant any rights that are greater than those of a general unsecured creditor of the Company. However, the Company may authorize the creation of trusts or make other arrangements to meet its obligations under the plan to deliver cash, shares or other property pursuant to any award, which trusts or other arrangements are to be consistent with the “unfunded” status of the plan unless the Company otherwise determines with the consent of each affected participant.
Assignments
The right of a director to amounts subject to a deferral election are not subject to assignment or other disposition by him or her other than by will or the laws of descent and distribution. In the event that a director makes a prohibited disposition, the Company may disregard the same and discharge its obligation under the Directors Stock Plan by making payment or delivery as though no such disposition had been made.
Amendment
The Board of Directors may amend, suspend or terminate the Directors Stock Plan without the consent of the Company’s shareholders or participants in the plan, except that any such amendment, suspension or termination will be subject to the approval of the Company’s shareholders if such shareholder approval is required by any U.S. federal law or regulation or the rules of any stock exchange or automated quotation system on which the Company’s stock may then be listed or quoted. However, no amendment, suspension or termination of the Directors Stock Plan may impair or adversely affect the rights of a participant under any award previously granted to him or her or compensation previously deferred by him or her under the plan without the consent of the affected participant.
Duration
The Directors Stock Plan will terminate as to future awards when no shares remain available for issuance under the plan, and the Company has no further obligations with respect to any compensation deferred under the plan.

Principal Federal Income Tax Consequences
The principal U.S. federal income tax consequences to participants and the Company with respect to awards of shares or share units to non-employee directors under the Directors Stock Plan are summarized below. This summary is based on the Internal Revenue Code of 1986 and IRS regulations in effect as of the date of this proxy statement.
Receipt of Shares under Share Election
If a director makes a share election but not a deferral election, he or she must include in gross taxable income as compensation an amount equal to the fair market value of the shares distributed to him or her when the shares are distributed on the annual retainer fee payment date. This amount will be taxable at ordinary income rates. The Company will be entitled to a corresponding income tax deduction for compensation expense.
Receipt of Shares under Deferral Election
If a director makes a share election and a deferral election, he or she will not be subject to income tax when share units are established and credited under the deferral election, but he or she must include in gross taxable income as compensation an amount equal to the fair market value of the shares distributed to him or her when the shares are distributed in payment of the share units in accordance with the distribution provisions he or she elected. The Company will be entitled to a corresponding income tax deduction for compensation expense.
Disposition of Shares
If a director disposes of shares for more than the tax basis for such shares, the difference between the amount received and such tax basis will be treated as long-term or short-term capital gain, depending on whether he or she held the shares for more than one year. The tax basis for shares distributed to him or her under the plan will be equal to the amount includable in his or her gross taxable income as compensation with respect to his or her receipt of the shares. The holding period for shares distributed to him or her under the plan will normally begin on the day that the shares are distributed to him or her.
If a director disposes of the shares for less than the tax basis for such shares, the difference between the amount received and such tax basis will be treated as long-term or short-term capital loss, depending on whether he or she held the shares for more than one year.
Other Tax Considerations
The Directors Stock Plan is intended to comply with the requirements related to the timing of elections, distributions and funding of deferred compensation under Section 409A of the Internal Revenue Code of 1986. If the Directors Stock Plan does not comply with these requirements, amounts deferred under the Directors Stock Plan would be includable in income in the year vested and also would be subject to an additional tax equal to 20% of the compensation required to be included in gross income, plus interest.
The Directors Stock Plan is not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986.
The discussion set forth above is intended only as a summary and does not purport to be a complete discussion or analysis of all potential tax consequences relevant to recipients of awards under the Directors Stock Plan. The discussion does not include the tax treatment of awards under the Directors Stock Plan in connection with a merger, consolidation, or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.
Securities Registration
The Company plans to register under the Securities Act of 1933 the issuance of the additional shares of stock to be authorized under the Directors Stock Plan. Accordingly, participants will be able to sell shares issued under the Directors Stock Plan, subject to other requirements of the Securities Act of 1933.
New Plan Benefits
Although the number of shares to be issued under the Directors Stock Plan are not currently determinable since such awards will be based upon the market price of the Company’s Class A Common Stock at the time of issuance, the following table provides information with respect to non-employee members of the Company’s Board of Directors who have elected to receive their 2018 annual retainers in shares of stock (based upon the closing market price of the Company’s Class A Common Stock on March 31, 2018), including non-employee members of the Board who have elected to defer receipt of their shares until the termination of their service on the Board:

Directors Stock Compensation Plan
Name and Position	Dollar value ($)	Number of shares/units(1)

Michael S. Dunlap Executive Chairman	—	—

Jeffrey R. Noordhoek Chief Executive Officer	—	—

Terry J. Heimes Chief Operating Officer	—	—

James D. Kruger Chief Financial Officer	—	—

Timothy A. Tewes President	—	—

Executive Officer Group	—	—

Non-Executive Director Group	__________	__________

Non-Executive Officer Employee Group	—	—

(1)
Based upon the closing market price of the Company’s Class A common stock on March 31, 2018 of $_____ per share. The issue price is equal to 85% of the fair market value of the shares on the date of issuance.

See also “Corporate Governance - Director Compensation Table for Fiscal Year 2017.”

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2017, information about compensation plans under which equity securities are authorized for issuance. The table does not reflect the amendment to the Directors Stock Plan adopted by the Board of Directors in March 2018 to increase the number of authorized shares of Class A common stock from a total of 400,000 shares to a total of 500,000 shares, which amendment is being submitted for approval of the shareholders as discussed in this proxy statement.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	—	—	2,329,017
Equity compensation plans not approved by shareholders	—	—	—
Total	—	—	2,329,017	(1)

(1)
Includes 1,800,188, 37,207, and 491,622 shares of Class A Common Stock remaining available for future issuance under the Nelnet, Inc. Restricted Stock Plan, Nelnet, Inc. Directors Stock Compensation Plan, and Nelnet, Inc. Employee Share Purchase Plan, respectively.

Recommendation of the Board of Directors
The Board of Directors has unanimously approved the amendment, and unanimously recommends that the Company’s shareholders vote “FOR” approval of the amendment to the Directors Stock Compensation Plan to increase the number of shares of the Company’s Class A common stock that may be issued under the Directors Stock Plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director award limit of no more than $300,000 in aggregate grant date fair value.
PROPOSAL 5 - ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Background
The Company’s Articles of Incorporation have been amended several times since they were last restated in the Second Amended and Restated Articles of Incorporation adopted in November 2003, and the Board of Directors recently conducted a review of the Articles of Incorporation to determine whether any provisions should be further amended in light of the provisions of the new Nebraska Model Business Corporation Act that became effective January 1, 2017, current charter provisions adopted by other comparable public companies, or the Company’s current circumstances. Following this review, the Board concluded that it is advisable and in the best interests of the Company and its shareholders to further amend and restate the Second Amended and Restated Articles of Incorporation, as amended through May 25, 2017 (the “Current Articles”), as the Third Amended and Restated Articles of Incorporation (the “New Articles”) attached to this Proxy Statement as Appendix B.
The Board of Directors has unanimously adopted and unanimously recommends that the Company’s shareholders approve and vote “FOR” all of the proposed amendments to the Current Articles and thereby adopt the New Articles. Such proposed amendments are summarized below. This Proposal 5 is comprised of sub-proposals 5A through 5D, each of which represents a different subset of the proposed amendments to the Current Articles and each of which will be subject to a separate vote of the shareholders. Notwithstanding that each of sub-proposals 5A through 5D will be subject to a separate vote of the shareholders, the sub-proposals are cross-conditioned such that approval of each sub-proposal is required for any of them to take effect. Accordingly, if any sub-proposal is not approved by the shareholders, none of the sub-proposals will be implemented, and the Company will continue to be governed by the Current Articles.
If all of the amendments to the Current Articles set forth in sub-proposals 5A through 5D are approved by the required vote of the shareholders, the Company intends to promptly file the New Articles with the Nebraska Secretary of State, and the New Articles will become effective immediately upon such filing.
As indicated above, a complete version of the New Articles is attached to this Proxy Statement as Appendix B, and such Appendix B is incorporated by reference herein. In addition, a complete version of the New Articles, as marked to show the proposed amendments to the Current Articles in strike-through and underlined text, as applicable, is attached to this Proxy Statement as Appendix C, and is incorporated by reference herein. The discussion in this Proxy Statement of the New Articles and the proposed amendments reflected therein is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the New Articles attached to this Proxy Statement as Appendix B and the marked version of the New Articles attached to this Proxy Statement as Appendix C.
Proposed Amendments to Current Articles of Incorporation
The proposed amendments to the Current Articles, which amendments are reflected in the proposed New Articles, are as follows:

•	Sub-proposal 5A - update the limitation on liability provisions for directors to conform to the provisions of the new Nebraska Model Business Corporation Act.

•	Sub-proposal 5B - update the indemnification provisions for directors, officers, and others to conform to the provisions of the new Nebraska Model Business Corporation Act.

•	Sub-proposal 5C - increase the percentage of votes required to be held by shareholders in order to demand a special meeting of shareholders under the new Nebraska Model Business Corporation Act.

•
Sub-proposal 5D - make certain non-substantive updates and revisions to reflect the new Nebraska Model Business Corporation Act, eliminate provisions that are no longer necessary or outdated, and to provide additional clarity and/or address minor matters.

Each of these sub-proposals is described in more detail below.

Sub-proposal 5A - Update the Limitation on Liability Provisions for Directors to Conform to the Provisions of the New Nebraska Model Business Corporation Act
Article VII of the Current Articles provides for limitation on the liability of directors, and currently contains references to the Nebraska Business Corporation Act (the “Prior Act”), including a reference to a specific section of the Prior Act. Effective January 1, 2017, the Prior Act was repealed and replaced by the new Nebraska Model Business Corporation Act (the “New Act”). Like the Prior Act, the New Act permits Nebraska corporations, such as the Company, to include provisions in the articles of incorporation to protect directors against personal liability for money damages for any action taken, or any failure to take any action, as a director, subject to certain limitations prescribed by law.
The primary purpose of sub-proposal 5A is to update Article VII to reflect and conform to the current provisions of the New Act. The Board of Directors believes that sub-proposal 5A is in the best interests of the Company and its shareholders in that it is expected to enhance the Company’s ability to attract and retain qualified and experienced directors, by having the provisions protecting directors against personal liability conform to recent developments in the law, in view of (i) the extent of shareholder litigation against directors in recent years; (ii) the increased difficulty, cost, and other complications related to obtaining and maintaining adequate directors’ and officers’ liability insurance; and (iii) the increased exposure of directors to potentially large claims for money damages, which may discourage qualified and experienced individuals from becoming or remaining as directors and fully and freely carrying out their duties. Although the Board of Directors believes this sub-proposal 5A will enhance the Company’s ability to attract and retain qualified and experienced directors, it may increase the risk that the Company and its shareholders will not be able to recover money damages from directors if they fail to meet the applicable statutory standard of conduct or duties under the New Act.
The Company is not aware of any pending or threatened claim, proceeding, event, or other circumstance as a result of which potential liability of any director would be limited by the Current Articles or the New Articles, and sub-proposal 5A is not being proposed in response to any such current circumstance. Rather, the Board is proposing and recommending sub-proposal 5A as a result of its review of the Current Articles to determine whether any provisions should be amended in light of the provisions of the New Act that became effective January 1, 2017, and to assist in attracting and retaining directors whose experience, skills, and attributes are critical to the Company’s success.
If the proposed amendments to the Articles of Incorporation are approved by the shareholders and the New Articles become effective, Article VII will be amended to read as follows:
ARTICLE VII.
LIMITATION ON LIABILITY OF DIRECTORS
A director of the Corporation shall have no personal liability to the Corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director of the Corporation, including without limitation as a member of any committee of the Board of Directors, except liability for (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or the shareholders; (iii) a violation of Section 21-2,104 of the Nebraska Act; or (iv) an intentional violation of criminal law. If the Nebraska Act is amended hereafter to authorize further eliminations of or limitations on the personal liability of a director of a corporation incorporated under the Nebraska Act, then the personal liability of each director of the Corporation shall be so eliminated or limited to the fullest extent permitted by the Nebraska Act, as so amended from time to time. Any amendment, repeal or modification of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.
If the proposed amendments to the Articles of Incorporation are not approved by the shareholders and the New Articles do not become effective, Article VII will remain unchanged.
Sub-proposal 5B - Update the Indemnification Provisions for Directors, Officers, and Others to Conform to the Provisions of the New Nebraska Model Business Corporation Act
Article VIII of the Current Articles provides for the indemnification of directors, officers, employees, and agents, and currently contains references to the Prior Act, including references to the definitions of terms under a specific section of the Prior Act. As indicated above, effective January 1, 2017, the Prior Act was repealed and replaced by the New Act. Like the Prior Act, the New Act provides for permissive and mandatory indemnification of directors, officers, employees, and agents, subject to certain conditions, and permits Nebraska corporations, such as the Company, to provide for such indemnification in the articles of incorporation. Indemnification is the process by which a corporation shall or may hold harmless from liability and pay the expenses of a director, officer, employee, or agent incurred in connection with a legal proceeding relating to their position with the corporation, subject to certain conditions and limitations prescribed by law.
The primary purpose of sub-proposal 5B is to update Article VIII to reflect and conform to the current provisions of the New Act. In addition, included in the proposed revisions to Article VIII is the deletion of Section 8.6 of the Current Articles, which provides that no indemnification or advance shall be made under Article VIII, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears that: (i) it would be inconsistent with a provision of Article VIII, the Company’s Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (ii) it would be inconsistent with any condition expressly imposed by a court in approving a settlement. The primary reason for deleting this provision is that such provision is not part of the indemnification framework of the New Act, and the Board of Directors does not intend, by a provision in the Company’s articles of incorporation, to vary from or limit any of the rights to indemnification or advance for expenses under the framework of Nebraska law.
The Board of Directors believes that sub-proposal 5B is in the best interests of the Company and its shareholders in that it is expected to enhance the Company’s ability to attract and retain qualified and experienced directors, officers, employees, and agents by having the provisions for indemnification conform to recent developments in the law, in view of (i) the extent of shareholder litigation against directors and officers in recent years; (ii) the increased difficulty, cost, and other complications related to obtaining and maintaining adequate directors’ and officers’ liability insurance; and (iii) the increased exposure of directors, officers, employees, and agents to potentially large claims for damages, and potentially large amounts of legal fees and other expenses in connection with legal proceedings, which may discourage qualified and experienced individuals from becoming or remaining as directors, officers, employees, or agents and fully and freely carrying out their duties. Although the Board of Directors believes this sub-proposal 5B will enhance the Company’s ability to attract and retain qualified and experienced directors, officers, employees and agents, it may increase the risk that the Company will incur significant legal proceeding defense costs that would otherwise have to be borne by the Company’s directors, officers, employees, or agents.
The Company is not aware of any pending or threatened claim, proceeding, event, or other circumstance as a result of which any director, officer, or other individual would seek indemnification from the Company pursuant to the Current Articles or the New Articles, and sub-proposal 5B is not being proposed in response to any such current circumstance. Rather, the Board is proposing and recommending sub-proposal 5B as a result of its review of the Current Articles to determine whether any provisions should be amended in light of the provisions of the New Act that became effective January 1, 2017, and to assist in attracting and retaining directors, officers, and other individuals whose experience, skills, and attributes are critical to the Company’s success.
If the proposed amendments to the Articles of Incorporation are approved by the shareholders and the New Articles become effective, Article VIII will be amended to read as follows:
ARTICLE VIII
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND OTHER AGENTS
8.1    Indemnification of Directors and Officers. To the fullest extent permitted by the Nebraska Act (including the broader indemnification authorized by Section 21-220(b)(5) of the Nebraska Act) or any other law of the State of Nebraska as it exists on the effective date of this provision or as thereafter amended, the Corporation shall indemnify and hold harmless and advance expenses (as defined in Section 21-214 of the Nebraska Act) to any person (an “indemnitee”) who was, is, or is threatened to be made a party or is otherwise involved in any proceeding (as defined in Subsection (6) of Section 21-2,110 of the Nebraska Act) by reason of the fact that the indemnitee, or a person for whom the indemnitee is the legal representative, is or was a director or officer of the Corporation, against all liability (as defined in Subsection (3) of Section 21-2,110 of the Nebraska Act) and loss suffered and expenses actually and reasonably incurred by the indemnitee in connection with such proceeding. For purposes of this Article VIII, a "director" or "officer" of the Corporation means an individual (i) who is or was a director or officer, respectively, of the Corporation, or (ii) who, while a director or officer of the Corporation, is or was serving at the Corporation’s request as a director, officer, manager, member of a limited liability company, partner, trustee, employee, or agent of another entity or employee benefit plan, or (iii) who was a director or officer of a corporation which was a predecessor of the Corporation, or of another enterprise at the request of such predecessor.

8.2     Indemnification of Employees and Other Agents. The Corporation shall have the power, to the extent and in the manner permitted by the Nebraska Act, to indemnify each of its employees and agents (other than directors and officers, for which indemnification shall be as set forth in Section 8.1) against liability (as defined in Subsection (3) of Section 21-2,110 of the Nebraska Act), expenses (as defined in Section 21-214 of the Nebraska Act) and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Subsection (6) of Section 21-2,110 of the Nebraska Act) arising by reason of the fact that such person is or was an employee or other agent of the Corporation. For purposes of this Article VIII, an "employee" or "agent" of the Corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the Corporation, or (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

8.3     Payment of Expenses in Advance. Expenses incurred in connection with a proceeding (as defined in Subsection (6) of Section 21-2,110 of the Nebraska Act) for which indemnification is required pursuant to Section 8.1, or for which indemnification is permitted pursuant to Section 8.2 following authorization thereof by the Board of Directors, shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it is ultimately determined, in accordance with the Nebraska Act, that the indemnified party is not entitled to be indemnified as authorized in this Article VIII.

8.4    Indemnity Not Exclusive. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-law of the Corporation, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in this Article VIII.

8.5     Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify or advance expenses to him or her against such liability under the provisions of this Article VIII or the Nebraska Act.

If the proposed amendments to the Articles of Incorporation are not approved by the shareholders and the New Articles do not become effective, Article VIII will remain unchanged.
Sub-proposal 5C - Increase the Percentage of Votes Required to be Held by Shareholders in order to Demand a Special Meeting of Shareholders under the New Nebraska Model Business Corporation Act
The first sentence of Article VI of the Current Articles provides that special meetings of shareholders of the Company may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board then in office, except as may otherwise be required by the Prior Act. The Company’s Bylaws contain essentially the same provision. The Prior Act provided that a Nebraska corporation was required to hold a special meeting of shareholders on call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws, or if shareholders holding at least 10% of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting properly demanded the special meeting. The New Act provides for the same default threshold of 10% of all votes entitled to be cast in order for shareholders to be able to demand a special meeting of shareholders, but also provides that the articles of incorporation may fix a lower or higher threshold not exceeding 25% of all the votes entitled to be cast on any issued proposed to be considered. The proposed amendment to Article VI of the Current Articles specifies that shareholders may demand a special meeting of shareholders only if they hold at least 25% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.
The primary purpose of sub-proposal 5C is to increase the percentage of votes required to be held by shareholders, from 10% to 25%, in order for such shareholders to be able to demand a special meeting of shareholders, as permitted under the provisions of the New Act. Sub-proposal 5C affects the shares of the Company's Class A common stock and the shares of the Company's Class B common stock, which have different existing per share voting rights that are not being modified by sub-proposal 5C, in the same proportionate way. The Board of Directors believes that sub-proposal 5C is in the best interests of the Company and its shareholders in that the 25% voting threshold is a common standard among public companies, special meetings of shareholders can be costly, time-consuming, and potentially disruptive to the Company’s normal business operations and long-term interests, and the 10% voting threshold could result in a relatively small minority of shareholders using the mechanism of special meetings for their own interests, which may not be shared more broadly by all shareholders. As set forth above under “Security Ownership of Directors, Executive Officers, and Principal Shareholders - Stock Ownership,” as of February 28, 2018, Michael S. Dunlap,

the Company’s Executive Chairman, is deemed to beneficially own 77.8% of the combined voting power of the Company’s shareholders.
The Company is not aware of any present or threatened demand by a shareholder or shareholders, or a request or a suggestion by a shareholder or shareholders, that a special meeting of shareholders be held, and sub-proposal 5C is not being proposed in response to any such current circumstance. Rather, the Board is proposing and recommending sub-proposal 5A as a result of its review of the Current Articles to determine whether any provisions should be amended in light of the provisions of the New Act that became effective January 1, 2017, and to balance the rights of shareholders to demand a special meeting with the costs to all shareholders of holding special meetings of shareholders outside of the normal cycle of annual meetings of shareholders.
If the proposed amendments to the Articles of Incorporation are approved by the shareholders and the New Articles become effective, the first sentence of Article VI will be amended to read as follows:
Special meetings of shareholders of the Corporation shall be held (i) on the call of the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office; or (ii) if shareholders holding at least twenty-five percent of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held; except as may otherwise be provided or required by the Nebraska Act.
If the proposed amendments to the Articles of Incorporation are not approved by the shareholders and the New Articles do not become effective, Article VI will remain unchanged.
Sub-proposal 5D - Make Certain Non-Substantive Updates and Revisions to Reflect the New Nebraska Model Business Corporation Act, Eliminate Provisions that are No Longer Necessary or Outdated, and to Provide Additional Clarity and/or Address Minor Matters
The remaining proposed amendments are to eliminate certain provisions that are no longer necessary due to changes in applicable law or otherwise, to clarify and conform certain provisions to the New Act, or make various other “clean-up” changes. The proposed amendments include:

•	Deleting the name and address of the Company’s initial registered agent, as permitted under Nebraska law since a statement of change is on file with the Nebraska Secretary of State;

•
Changing the definition of the term “Nebraska Act” from the prior Nebraska Business Corporation Act to the current Nebraska Model Business Corporation Act and making conforming changes throughout the Articles of Incorporation;

•	Changing the word “be” to “by” in the last sentence of Article VI regarding majority versus plurality voting in the election of directors; and

•	Changing references from the Second Amended and Restated Articles of Incorporation to the Third Amended and Restated Articles of Incorporation.

If the proposed amendments to the Articles of Incorporation are approved by the shareholders and the New Articles become effective, the non-substantive updates and revisions to the Current Articles will be made at various places in the New Articles as marked in Appendix C. If the proposed amendments to the Articles of Incorporation are not approved by the shareholders and the New Articles do not become effective, updates and revisions to the Current Articles will not be made.
Potential Anti-Takeover Effects of Sub-proposal 5C
As indicated above, sub-proposal 5C will increase the required voting threshold for shareholders to demand that a special meeting of shareholders be held. Shareholders holding at least 10% of all the votes entitled to be cast on a proposed issue currently have the right under the New Act to demand a special meeting of shareholders, and sub-proposal 5C would increase that percentage to 25%, as permitted under the New Act. Accordingly, sub-proposal 5C will make it more difficult for shareholders to demand that a special meeting of shareholders be held between annual meetings of shareholders to consider and vote on matters, including the election of new directors. With an increase in restrictions on the ability of shareholders to accelerate matters for a vote of the shareholders outside of the normal cycle of annual meetings of shareholders, including possibly an attempt to effect a potential change in the composition of the Board, a potential acquirer may be impeded with respect to an intended acquisition of the Company. Thus, sub-proposal 5C could be viewed as discouraging certain change of control transactions, perhaps including some transactions that shareholders may feel would be in their best interests. In connection with the foregoing, it should be noted that, as indicated above, Michael S. Dunlap, the Company’s Executive Chairman, is deemed to beneficially own 77.8% of the combined voting power of the Company’s shareholders, the Current Articles classify the Board of Directors into three classes, with directors in each class serving staggered three-year terms of office (which will be continued in the New Articles), and shareholders have cumulative voting rights in the election of directors under the Nebraska Model Business Corporation Act.
Bylaw Provisions
The Company’s Bylaws do not contain provisions with respect to the limitation on liability of directors, and the Bylaws provide that the indemnification of directors, officers and others shall be as specified in the Company’s Articles of Incorporation. In addition, none of the proposed non-substantive changes to the Articles of Incorporation contemplated by sub-proposal 5D has any impact on the Company’s Bylaws. However, the Bylaws contain provisions regarding special meetings of shareholders that correspond to the provisions regarding special meetings of shareholders contained in the Current Articles. Accordingly, if the proposed amendments to the Articles of Incorporation are approved by the shareholders and the New Articles become effective, an amendment to the Company’s Bylaws to be consistent with the amendment to the Articles of Incorporation set forth in sub-proposal 5C, as well as to address customary procedural matters with respect to special meetings of shareholders, will be promptly made by the Board of Directors.
Appraisal Rights
Shareholders are not entitled to assert appraisal rights under the Nebraska Model Business Corporation Act in connection with the proposed amendments to the Current Articles.
The Board of Directors recommends a vote FOR the approval of each of the proposed amendments to the Company’s Articles of Incorporation set forth in sub-proposals 5A through 5D, the shareholder approval of all of which sub-proposals will result in the adoption of the Third Amended and Restated Articles of Incorporation.

OTHER SHAREHOLDER MATTERS

Householding

Under SEC rules, we are allowed to send in a single envelope our Notice of Internet Availability of Proxy Materials or a single copy of our proxy solicitation and other required annual meeting materials to two or more shareholders sharing the same address. We may do this only if the shareholders at that address share the same last name or if we reasonably believe that the shareholders are members of the same family or group. If we are sending a Notice, the envelope must contain a separate Notice for each shareholder at the shared address. Each Notice must also contain a unique control number that each shareholder will use to gain access to our proxy materials and vote online. If we are mailing a paper copy of our proxy materials, the rules require us to send each shareholder at the shared address a separate proxy card.

We believe these rules are beneficial to both our shareholders and to us. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, shareholders at a shared address may revoke their consent to the householding program and receive their Notice in a separate envelope, or, if they have elected to receive a full copy of our proxy materials in the mail, receive a separate copy of these materials. If you receive a single set of proxy materials but prefer to receive separate copies for each registered account in your household, please contact our agent, Broadridge, at: 1-866-540-7095, or in writing at: Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Broadridge will remove you from the householding program within 30 days of receipt of your request, following which you will begin receiving an individual copy of the material.

You can also contact Broadridge at the phone number above if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Other Business

On the date that this Proxy Statement was first made available to shareholders, the Board of Directors had no knowledge of any other matter which will come before the Annual Meeting other than the matters described herein. However, if any such matter is properly presented at the Annual Meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the Annual Meeting.

Shareholder Proposals for 2019 Annual Meeting

Shareholder proposals intended to be presented at the 2019 Annual Meeting of Shareholders, currently scheduled for May 23, 2019, must be received at the Company's offices at 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary, on or before December 13, 2018, to be eligible for inclusion in the Company's 2019 proxy materials. The inclusion of any such proposal in such proxy materials shall be subject to the requirements of the proxy rules adopted under the Exchange Act, (the “Proxy Rules”). The submission of a shareholder proposal does not guarantee that it will be included in the Company's Proxy Statement.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board of Directors, in compliance with federal proxy rules, applicable state law, and other legal requirements and without seeking to have the proposal included in the Company's Proxy Statement pursuant to the Proxy Rules. Under the Company's Bylaws, the Secretary of the Company must receive notice of any such proposal or nominations for the Company's 2019 Annual Meeting between January 24 and February 23, 2019 (90 to 120 days before the first anniversary of this year's Annual Meeting date). The notice must contain the information required by the Company's Bylaws. A proxy may confer discretionary authority to vote on any matter at a meeting if the Company does not receive notice of the matter within the time frame described above. A copy of the Company's Bylaws is available at the Company's Web site at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents” or is available upon request to: Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary. The Chairman of the meeting may exclude matters that are not properly presented in accordance with these requirements.

MISCELLANEOUS

The information under the captions “Compensation Committee Report” and “Audit Committee Report” (i) shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Appendix A

NELNET, INC.
DIRECTORS STOCK COMPENSATION PLAN
(as amended through March 21, 2018)

1.	PURPOSES.

The purposes of this Nelnet, Inc. Directors Stock Compensation Plan are to advance the interests of Nelnet, Inc. and its shareholders by providing a means to attract, retain and motivate members of the Board of Directors of Nelnet, Inc. upon whose judgment, initiative and efforts the continued success, growth and development of Nelnet, Inc. is dependent.

2.	DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	"Board" means the Board of Directors of the Company.

(b)
"Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(c)	"Company" means Nelnet, Inc., a corporation organized under the laws of Nebraska, or any successor corporation.

(d)	"Director" means a non-employee member of the Board.

(e)	"Fair Market Value" means, with respect to Shares on any day, the following:

(i)
If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Shares on the day preceding the date in question on the stock exchange which is the primary market for the Shares, as such price is officially quoted on such exchange. If there is no reported sale of Shares on such exchange on such date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists; and

(ii)
If the Shares are not at the time listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, the Fair Market Value shall be the closing selling price per share of Shares on the day preceding the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for Shares on such date, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

(f)	"Participant" means a Director who has elected to receive Shares or defer compensation under the Plan.

(g)	"Plan" means this Nelnet, Inc. Directors Stock Compensation Plan, as amended from time to time.

(h)	"Plan Year" means the calendar year.

(i)	"Shares" means Class A Common Stock, $.01 par value per share, of the Company.
3.     ADMINISTRATION.

The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have full and exclusive authority to interpret the Plan, to make all determinations with respect to the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the implementation and administration of the Plan. The Board's interpretation and construction of the Plan shall be conclusive and binding on all persons.

Appendix A

4.     SHARES SUBJECT TO THE PLAN AND ANNUAL PER-DIRECTOR SHARE AWARD LIMIT.

(a)	Subject to adjustment as provided in Section 6(g), the total number of Shares reserved for issuance under the Plan shall be 500,000.

(b)	Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, including Shares acquired by purchase in the open market or in private transactions.

(c)
The maximum aggregate grant date fair value, as computed in accordance with U.S. generally accepted accounting principles, of Shares awarded to any single Director hereunder during any single calendar year (including Shares which the Director may elect to defer delivery of pursuant to Section 6), shall be $300,000.

5.     SHARE ELECTION.

(a)
Each Director may make an election in writing on or prior to each December 31 to receive the Director's annual retainer fees payable in the following Plan Year in the form of Shares instead of cash. Unless the Director makes a deferral election pursuant to Section 6 below, any Shares elected shall be payable at the time cash retainer fees are otherwise payable. The number of Shares distributed shall be equal to the amount of the annual retainer fee otherwise payable on such payment date divided by 85% the Fair Market Value of a Share on such payment date. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make an election under this Section 5 within thirty (30) days of such election or appointment to the Board in respect of annual retainer fees payable after the date of the election. Any election made under this Section 5 shall remain in effect unless and until a new election is made in accordance with the provisions of this Plan.

(b)
Notwithstanding any provision of this Plan to the contrary, no elections will be available to any Director under Sections 5(a) or 6 with respect to the Director's annual retainer fee payable for calendar year 2004. The annual retainer fee for each Director for calendar year 2004 shall be paid as soon as practicable following the consummation of the Company's initial public offering and registration of the Shares issuable hereunder, and such annual retainer fee shall be paid in the form of Shares, the number of which shall be determined by dividing the amount of the annual retainer fee by 85% of the price paid per Share by the initial purchasers in the Company's initial public offering.

6.     DEFERRAL ELECTION.

(a)
A Director who has elected to receive Shares pursuant to Section 5 above may make an irrevocable election on or before the December 31 immediately preceding the beginning of a Plan Year of the Company, by written notice to the Company, to defer delivery of all or a designated percentage of the Shares otherwise payable as his or her annual retainer for service as a Director for the Plan Year. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make an election under this Section 6(a) within thirty (30) days of such election or appointment to the Board in respect of annual retainer fees payable after the date of the election.

(b)
Deferrals of Shares hereunder shall be reaffirmed by each director on an annual basis and shall continue until the Director notifies the Company in writing, on or prior to the December 31 immediately preceding the commencement of any Plan Year, which he or she wishes to change his or her election hereunder.

(c)
All shares which a Director elects to defer pursuant to this Section 6 shall be credited in the form of share units to a bookkeeping account maintained by the Company in the name of the Director. Each such unit shall represent the right to receive one Share at the time determined pursuant to the terms of the Plan.

(d)	As of each date on which a cash dividend is paid on Shares, there shall be credited to each account that number of units determined by:

(i)	multiplying the amount of such dividend per Share by the number of units in such account; and

Appendix A

(ii)
dividing the total so determined by the Fair Market Value of a Share on the date of payment of such cash dividend. The additions to a Director's account pursuant to this Section 6(d) shall continue until the Director's account is fully paid.

(e)
The account of a Director shall be distributed (in the form of one Share for each Share unit) either (x) in a lump sum at the time of termination of the Director's service on the Board or (y) in up to five annual installments commencing at the time of termination of the director's service on the Board, as elected by the Director. Each Director's distribution election must be made in writing within the later of (A) 60 days after the Effective Date of this Plan, or (B) thirty (30) days after the Director first becomes eligible to participate in the Plan; provided, however, that a Director may make a new distribution election with respect to the entire portion of his or her account subject to this Section 6(e) so long as such election is made at least one year in advance of the Director's termination of service on the Board and provided further, that following such new election, no distribution may occur hereunder until the fifth anniversary following the date such payment would otherwise have been made. In the case of an account distributed in installments, the amount of Shares distributed in each installment shall be equal to the number of Share units in the Director's account subject to such installment distribution at the time of the distribution divided by the number of installments remaining to be paid.

(f)
The right of a Director to amounts described under this Section 6 shall not be subject to assignment or other disposition by him or her other than by will or the laws of descent and distribution. In the event that, notwithstanding this provision, a Director makes a prohibited disposition, the Company may disregard the same and discharge its obligation hereunder by making payment or delivery as though no such disposition had been made.

(g)
Adjustments. In the event that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or Share exchange, or other such change, affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of Shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Directors and preserve the value of the Directors' Share units, (i) there shall automatically be substituted for each Share unit a new unit representing the number and kind of Shares, other securities or other consideration into which each outstanding Share shall be changed, and (ii) the number and kind of shares available for issuance under the Plan shall be equitably adjusted in order to take into account such transaction or other change. The substituted units shall be subject to the same terms and conditions as the original Share units.

7.     GENERAL PROVISIONS.

(a)
Compliance with Legal and Trading Requirements. The Plan shall be subject to all applicable laws, rules and regulations, including, but not limited to, U.S. federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under the Plan until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any U.S. federal or state law, rule or regulation or under laws, rules or regulations of other jurisdictions as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under U.S. federal or state law or under the laws of other jurisdictions.

(b)
No Right to Continued Service. Neither the Plan nor any action taken thereunder shall be construed as giving any Director the right to be retained in the service of the Company or any of its subsidiaries or affiliates, nor shall it interfere in any way with the right of the Company or any of its subsidiaries or affiliates to terminate any Director's service at any time.

(c)
Taxes. The Company is authorized to withhold from any Shares delivered under this Plan any amounts of withholding and other taxes due in connection therewith, and to take such other action as the Company may deem advisable to enable the Company and a Participant to satisfy obligations for the payment of any withholding taxes and other tax obligations relating thereto. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

Appendix A

(d)
Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any U.S. federal law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any award theretofore granted to him or her or compensation previously deferred by him or her hereunder.

(e)
Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to a deferral election, nothing contained in the Plan shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Company may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Company otherwise determines with the consent of each affected Participant.

(f)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

(g)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The number of Shares to be issued or delivered shall be rounded to the nearest whole Share in lieu of such fractional Shares.

(h)
Governing Law. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereof.

(i)
Effective Date; Plan Termination. The Plan as amended and restated shall become effective as of October 21, 2003 (the "Effective Date"). The Plan shall terminate as to future awards, at such time as no Shares remain available for issuance pursuant to Section 4, and the Company has no further obligations with respect to any compensation deferred under the Plan.

(j)
Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Appendix B

ARTICLE I.

NAME

The name of the Corporation shall be Nelnet, Inc.

ARTICLE II.

PRINCIPAL AND REGISTERED OFFICES

The principal and registered offices of the Corporation shall be at 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, or such other place or places as the Corporation may establish and maintain in the State of Nebraska or elsewhere as the Board of Directors may deem prudent, necessary or expedient from time to time.

ARTICLE III.

PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Nebraska Model Business Corporation Act (the "Nebraska Act"). The Corporation shall have all powers that may now or hereafter be lawful for a corporation to exercise under the Nebraska Act and under the laws of the State of Nebraska generally. The Corporation shall have perpetual existence.

ARTICLE IV.

CAPITAL STOCK

4.1. Total Number of Shares of Stock. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 710,000,000 shares. The authorized capital stock is divided into (i) 50,000,000 shares of preferred stock, with par value of $0.01 per share (the “Preferred Stock”); (ii) 600,000,000 shares of Class A Common Stock (the “Class A Common Stock”), with par value of $0.01 per share; and (iii) 60,000,000 shares of Class B Common Stock (the “Class B Common Stock”), with par value of $0.01 per share. The number of authorized shares of any of the Preferred Stock, Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative votes of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of any provision of the Nebraska Act now or hereafter in effect, and no vote of the holders of the Preferred Stock, the Class A Common Stock or the Class B Common Stock voting separately as a class shall be required therefor. None of the Class A Common Stock or Class B Common Stock may be subdivided, consolidated,

Appendix B

reclassified or otherwise changed in any manner unless the other class is subdivided, consolidated, reclassified or otherwise changed in the same manner and proportion. Except for shares of Class B Common Stock issued in connection with stock splits, stock dividends and other similar distributions, the Corporation shall not issue additional shares of Class B Common Stock after May 25, 2006 unless approved by the affirmative votes of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of any provision of the Nebraska Act now or hereafter in effect, and no vote of the holders of the Preferred Stock, the Class A Common Stock or the Class B Common Stock voting separately as a class shall be required therefor.

4.2. Preferred Stock. Subject to limitations of applicable law, the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Such rights and restrictions as referred to above shall include, without limitation, dividend rights, conversion rights, voting rights, terms of redemption, including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series.

4.3. Class A Common Stock. Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote.

4.4. Class B Common Stock. Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote except as may otherwise expressly be provided for herein.

4.5. Class Voting. Subject to limitations of applicable law, Class A Common Stock and Class B Common Stock shall vote as a single class on all matters to be voted on including, without limitation, any consolidation or merger of the Corporation into or with any other corporation or the sale or transfer of all or substantially all of its assets; provided, however, that the vote of a majority of the shares of Class B Common Stock, voting separately as a class, shall be required to lower the number of votes per share that each share of Class B Common Stock entitles its holder to have.

4.6. Conversion. Class A Common Stock is not convertible. Each share of Class B Common Stock is convertible at any time at the holder's option into one (1) share of Class A Common Stock. Each share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon the Transfer (as defined below) of such share, other than the following Transfers: (i) to any other holder of Class B Common Stock or to any natural

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Appendix B

person or business organization that, directly or indirectly, controls, is controlled by or is under common control with such holder ("business organization" shall mean any corporation, limited liability company, partnership or like entity); (ii) to a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B Common Stock; (iii) to any charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequent federal tax law; (iv) to a trust all of the beneficiaries of which are holders of Class B Common Stock each of whom is a natural person, natural persons described in clause (ii) hereof and/or entities described in clause (iii) hereof; (v) by will to any transferee described in clause (ii), (iii) or (iv) hereof; (vi) pursuant to the laws of descent and distribution to a spouse, sibling, parent, grandparent and/or descendant, whether natural or adopted, of a holder of Class B Common Stock; or (vii) to the Corporation. Notwithstanding the foregoing, a share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon any Transfer of such share pursuant to a divorce or separation agreement, decree or order. "Transfer" means a sale, assignment, transfer, gift, encumbrance or other disposition, other than a bona fide pledge for collateral security purposes.

In the event at any time the shares of the Class B Common Stock outstanding constitute less than 50% of the Class B Common Stock outstanding as of the date of the final prospectus relating to the Corporation's initial public offering (as adjusted for any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar capitalization change), each remaining share of Class B Common Stock outstanding shall automatically be converted into one (1) share of Class A Common Stock.

The Corporation will reserve and at all times keep available out of its authorized but unissued shares of Class A Common Stock or its shares of treasury stock of such class a sufficient number of shares of Class A Common Stock to satisfy the conversion requirements of all outstanding shares of Class B Common Stock.

4.7. Dividend Rights. Holders of Class A Common Stock and Class B Common Stock shall be entitled to receive ratably dividends payable in cash, in stock or otherwise, as and when declared by the Board of Directors out of assets legally available therefor, subject to any preferential rights of any outstanding Preferred Stock.

4.8. Other Rights. Upon liquidation, dissolution or winding up of the Corporation, after payment in full of the amounts required to be paid to the holders of any outstanding Preferred Stock, all holders of Class A Common Stock and Class B Common Stock are entitled to receive ratably any assets available for distribution to holders thereof after the payment of all debts and other liabilities of the Corporation. No shares of the Class A Common Stock or the Class B Common Stock shall have preemptive rights to purchase additional shares. The rights, preferences and privileges of holders of Class A Common Stock and Class B Common Stock shall be subject to, and may be adversely affected by, the rights of holders of outstanding Preferred Stock. All shares of Class A Common Stock,

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Appendix B

Class B Common Stock and Preferred Stock which are acquired by the Corporation shall be available for re-issuance by the Corporation at any time.

4.9. Rights With Respect to Future Issuances and Sales. The Board of Directors shall be authorized to create and issue by one or more resolutions, whether or not in connection with the issuance and sale of any of the Corporation's securities or properties, rights entitling the holders thereof to purchase securities issued by the Corporation or any other entity. The times at and the terms upon which such rights are to be issued are to be determined by the Board of Directors and set forth in contracts or other instruments which evidence such rights. The authority of the Board of Directors with respect to such rights shall include, without limitation, the determination of the initial purchase price, the times and circumstances under which such rights may be exercised, provisions denying such holders of a specified percentage of the Corporation's outstanding capital stock the right to exercise such rights and provisions to permit the Corporation to redeem or exchange such rights.

4.10. Recapitalization Plan; Exchange of Certificates. Each share of the Corporation's Class B (nonvoting) Common Stock owned by Michael S. Dunlap, Terri Dunlap, Stephen F. Butterfield and Union Financial Services, Inc., and each share of the Corporation's Class A (voting) Common Stock issued and outstanding or held in treasury, immediately prior to the filing of the Amended and Restated Articles of Incorporation with the Nebraska Secretary of State on August 14, 2003, was, upon such filing and thereafter, exchanged for and classified as 210 shares of the Corporation's Class B Common Stock. Each share of the Corporation's Class B (nonvoting) Common Stock issued and outstanding or held in treasury immediately prior to the filing of the Amended and Restated Articles of Incorporation on August 14, 2003 (other than shares of Class B (nonvoting) Common Stock owned by Michael S. Dunlap, Terri Dunlap, Stephen F. Butterfield and Union Financial Services, Inc.), was, upon such filing and thereafter, exchanged for and classified as 210 shares of the Corporation's Class A Common Stock. Promptly after the filing of the Amended and Restated Articles of Incorporation on August 14, 2003, each holder of the Corporation's issued and outstanding capital stock surrendered, or is entitled to surrender, to the Corporation all certificates representing all such shares of the Corporation's capital stock, properly endorsed for transfer to the Corporation, which certificates were in any event deemed cancelled at the time of such filing, and the Corporation thereupon issued and delivered, or will issue and deliver, to such holder certificates representing the number of shares of the Corporation's capital stock that such holder was, or is, entitled to receive pursuant to the recapitalization plan set forth above.

ARTICLE V.

BOARD OF DIRECTORS

5.1. Powers of Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors which shall consist of not less than three (3) members. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Nebraska, the Board of Directors is expressly authorized to:

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Appendix B

(a) adopt, amend, alter, change or repeal the By-laws of the Corporation; provided, however, that no By-laws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such new By-laws had not been adopted;

(b) determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action; and

(c) exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the Nebraska Act, these Third Amended and Restated Articles of Incorporation and the By-laws of the Corporation.

5.2. Number of Directors. Subject to Section 5.1, the number of directors constituting the Board of Directors shall be determined from time to time exclusively by a vote of a majority of the Board of Directors in office at the time of such vote.

5.3. Vacancies. Subject to the rights of the holders of one or more series of Preferred Stock then outstanding as provided for or fixed pursuant to the provisions of Article IV hereof, any vacancies on the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen pursuant to the provisions of Section 5.5 below, subject to the election and qualification of a successor and to such director's earlier death, resignation, or removal.

5.4. Removal of Directors. Except for such additional directors, if any, as elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors or class of directors, voting together as a single class.

5.5. Classification and Terms of Directors. Other than those directors, if any, elected by the holders of any series of Preferred Stock that may be established pursuant to the provisions of Article IV hereof, the Board of Directors shall be divided into three classes, with each class containing one-third of the total number of directors, as near as may be practicable, and with the classes designated Class I, Class II, and Class III. If the number of directors is not evenly divisible by three, the remaining positions shall be allocated first to Class III and then to Class II. Except for the terms of such additional directors, if any, as elected by the holders of any series of Preferred Stock and as provided for or fixed pursuant to the provisions of Article IV hereof, each

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Appendix B

director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation's first annual meeting of shareholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the Corporation's second annual meeting of shareholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation's third annual meeting of shareholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation, or removal. The directors in office immediately prior to the effectiveness of this provision shall assign members of the Board of Directors then in office to such Classes at the time the classification of the Board of Directors becomes effective.

ARTICLE VI.

SHAREHOLDER ACTIONS AND MEETINGS OF SHAREHOLDERS

Special meetings of shareholders of the Corporation shall be held (i) on the call of the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office; or (ii) if shareholders holding at least twenty-five percent of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held; except as may otherwise be provided or required by the Nebraska Act. Elections of officers need not be by written ballot, unless otherwise provided in the By-laws. For purposes of all meetings of shareholders, a quorum shall consist of shares constituting a majority of the voting power of all the shares of the capital stock of the Corporation entitled to vote at such meeting of shareholders, unless otherwise required by law. In all elections for directors of the Corporation, directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, and not by a plurality of such votes.

ARTICLE VII.

LIMITATION ON LIABILITY OF DIRECTORS

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Appendix B

Appendix B

ARTICLE IX.

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in these Third Amended and Restated Articles of Incorporation in any manner permitted by the Nebraska Act and all rights and powers conferred upon shareholders, directors and officers herein are granted subject to this reservation; provided, however, that the affirmative vote of the holders of a majority of the voting power of all the shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with Section 4.9, Article VI or this proviso.

ARTICLE X.

SEVERABILITY

In the event that any of the provisions of these Third Amended and Restated Articles of Incorporation (including any provision within a single Section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

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Appendix B

ARTICLE XI.

INCORPORATOR

The name and street address of the incorporator is: Jay L. Dunlap, 111 Oneida, Milford, Nebraska.

ARTICLE XII.

EXCLUSIVE FORUM FOR ADJUDICATION OF CERTAIN LEGAL ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf or in the right of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation's shareholders; (iii) any action asserting a claim arising pursuant to any provision of the Nebraska Business Corporation Act (effective until January 1, 2017), the Nebraska Act (effective January 1, 2017), or the Articles of Incorporation or By-laws of the Corporation (as each may be amended from time to time); or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the District Court for the State of Nebraska located in the City of Lincoln, County of Lancaster, Nebraska (or, if such court does not have jurisdiction, the United States District Court for the District of Nebraska located in the City of Lincoln, Nebraska). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court referred to in the preceding sentence (a "Foreign Action") in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nebraska in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

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Appendix C

MARKED THIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF NELNET, INC.

SECONDTHIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
NELNET, INC.,.
AS AMENDED THROUGH MAY 25, 2017

ARTICLE I.

NAME

The name of the Corporation shall be Nelnet, Inc.

ARTICLE II.

PRINCIPAL AND REGISTERED OFFICES

The principal and registered offices of the Corporation shall be at 121 South 13th Street, Suite 201100, Lincoln, Nebraska 68508, or such other place or places as the Corporation may establish and maintain in the State of Nebraska or elsewhere as the Board of Directors may deem prudent, necessary or expedient from time to time. The Corporation's initial registered agent at such registered office shall be Terry J. Heimes.

ARTICLE III.

PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Nebraska Model Business Corporation Act (the "Nebraska Act"). The Corporation shall have all powers that may now or hereafter be lawful for a corporation to exercise under the Nebraska Act and under the laws of the State of Nebraska generally. The Corporation shall have perpetual existence.

ARTICLE IV.

CAPITAL STOCK

4.1. Total Number of Shares of Stock. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 710,000,000 shares. The authorized capital stock is divided into (i) 50,000,000 shares of preferred stock, with par value of $0.01 per share (the “Preferred Stock”); (ii) 600,000,000 shares of Class A Common Stock (the “Class A Common Stock”), with par value of $0.01 per share; and (iii) 60,000,000 shares of Class B Common Stock (the “Class B Common Stock”), with par value of $0.01 per share. The number of authorized shares of any of the Preferred Stock, Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative votes of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of any provision of the Nebraska Act now or hereafter in effect, and no vote of the holders of the Preferred Stock, the Class A Common Stock

Appendix C

or the Class B Common Stock voting separately as a class shall be required therefor. None of the Class A Common Stock or Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed in any manner unless the other class is subdivided, consolidated, reclassified or otherwise changed in the same manner and proportion. Except for shares of Class B Common Stock issued in connection with stock splits, stock dividends and other similar distributions, the Corporation shall not issue additional shares of Class B Common Stock after May 25, 2006 unless approved by the affirmative votes of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of any provision of the Nebraska Act now or hereafter in effect, and no vote of the holders of the Preferred Stock, the Class A Common Stock or the Class B Common Stock voting separately as a class shall be required therefor.

4.2. Preferred Stock. Subject to limitations of applicable law, the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Such rights and restrictions as referred to above shall include, without limitation, dividend rights, conversion rights, voting rights, terms of redemption, including sinking fund provisions, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of such series.

4.3. Class A Common Stock. Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote.

4.4. Class B Common Stock. Each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote except as may otherwise expressly be provided for herein.

4.5. Class Voting. Subject to limitations of applicable law, Class A Common Stock and Class B Common Stock shall vote as a single class on all matters to be voted on including, without limitation, any consolidation or merger of the Corporation into or with any other corporation or the sale or transfer of all or substantially all of its assets; provided, however, that the vote of a majority of the shares of Class B Common Stock, voting separately as a class, shall be required to lower the number of votes per share that each share of Class B Common Stock entitles its holder to have.

4.6. Conversion. Class A Common Stock is not convertible. Each share of Class B Common Stock is convertible at any time at the holder's option into one (1) share of Class A Common Stock. Each share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action

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Appendix C

by the holder thereof, upon the Transfer (as defined below) of such share, other than the following Transfers: (i) to any other holder of Class B Common Stock or to any natural person or business organization that, directly or indirectly, controls, is controlled by or is under common control with such holder ("business organization" shall mean any corporation, limited liability company, partnership or like entity); (ii) to a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B Common Stock; (iii) to any charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequent federal tax law; (iv) to a trust all of the beneficiaries of which are holders of Class B Common Stock each of whom is a natural person, natural persons described in clause (ii) hereof and/or entities described in clause (iii) hereof; (v) by will to any transferee described in clause (ii), (iii) or (iv) hereof; (vi) pursuant to the laws of descent and distribution to a spouse, sibling, parent, grandparent and/or descendant, whether natural or adopted, of a holder of Class B Common Stock; or (vii) to the Corporation. Notwithstanding the foregoing, a share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon any Transfer of such share pursuant to a divorce or separation agreement, decree or order. "Transfer" means a sale, assignment, transfer, gift, encumbrance or other disposition, other than a bona fide pledge for collateral security purposes.

In the event at any time the shares of the Class B Common Stock outstanding constitute less than 50% of the Class B Common Stock outstanding as of the date of the final prospectus relating to the Corporation's initial public offering (as adjusted for any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar capitalization change), each remaining share of Class B Common Stock outstanding shall automatically be converted into one (1) share of Class A Common Stock.

The Corporation will reserve and at all times keep available out of its authorized but unissued shares of Class A Common Stock or its shares of treasury stock of such class a sufficient number of shares of Class A Common Stock to satisfy the conversion requirements of all outstanding shares of Class B Common Stock.

4.7. Dividend Rights. Holders of Class A Common Stock and Class B Common Stock shall be entitled to receive ratably dividends payable in cash, in stock or otherwise, as and when declared by the Board of Directors out of assets legally available therefor, subject to any preferential rights of any outstanding Preferred Stock.

4.8. Other Rights. Upon liquidation, dissolution or winding up of the Corporation, after payment in full of the amounts required to be paid to the holders of any outstanding Preferred Stock, all holders of Class A Common Stock and Class B Common Stock are entitled to receive ratably any assets available for distribution to holders thereof after the payment of all debts and other liabilities of the Corporation. No shares of the Class A Common Stock or the Class B Common Stock shall have preemptive rights to purchase additional shares. The rights, preferences and privileges of holders of Class A Common

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Appendix C

Stock and Class B Common Stock shall be subject to, and may be adversely affected by, the rights of holders of outstanding Preferred Stock. All shares of Class A Common Stock, Class B Common Stock and Preferred Stock which are acquired by the Corporation shall be available for re-issuance by the Corporation at any time.

4.9. Rights With Respect to Future Issuances and Sales. The Board of Directors shall be authorized to create and issue by one or more resolutions, whether or not in connection with the issuance and sale of any of the Corporation's securities or properties, rights entitling the holders thereof to purchase securities issued by the Corporation or any other entity. The times at and the terms upon which such rights are to be issued are to be determined by the Board of Directors and set forth in contracts or other instruments which evidence such rights. The authority of the Board of Directors with respect to such rights shall include, without limitation, the determination of the initial purchase price, the times and circumstances under which such rights may be exercised, provisions denying such holders of a specified percentage of the Corporation's outstanding capital stock the right to exercise such rights and provisions to permit the Corporation to redeem or exchange such rights.

4.10. Recapitalization Plan; Exchange of Certificates. Each share of the Corporation's Class B (nonvoting) Common Stock owned by Michael S. Dunlap, Terri Dunlap, Stephen F. Butterfield and Union Financial Services, Inc., and each share of the Corporation's Class A (voting) Common Stock issued and outstanding or held in treasury, immediately prior to the filing of the Amended and Restated Articles of Incorporation with the Nebraska Secretary of State on August 14, 2003, was, upon such filing and thereafter, exchanged for and classified as 210 shares of the Corporation's Class B Common Stock. Each share of the Corporation's Class B (nonvoting) Common Stock issued and outstanding or held in treasury immediately prior to the filing of the Amended and Restated Articles of Incorporation on August 14, 2003 (other than shares of Class B (nonvoting) Common Stock owned by Michael S. Dunlap, Terri Dunlap, Stephen F. Butterfield and Union Financial Services, Inc.), was, upon such filing and thereafter, exchanged for and classified as 210 shares of the Corporation's Class A Common Stock. Promptly after the filing of the Amended and Restated Articles of Incorporation on August 14, 2003, each holder of the Corporation's issued and outstanding capital stock surrendered, or is entitled to surrender, to the Corporation all certificates representing all such shares of the Corporation's capital stock, properly endorsed for transfer to the Corporation, which certificates were in any event deemed cancelled at the time of such filing, and the Corporation thereupon issued and delivered, or will issue and deliver, to such holder certificates representing the number of shares of the Corporation's capital stock that such holder was, or is, entitled to receive pursuant to the recapitalization plan set forth above.

ARTICLE V.

BOARD OF DIRECTORS

5.1. Powers of Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors which shall consist of not less than three (3) members. In furtherance, and not in limitation, of the powers

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Appendix C

conferred by the laws of the State of Nebraska, the Board of Directors is expressly authorized to:

(a) adopt, amend, alter, change or repeal the By-laws of the Corporation; provided, however, that no By-laws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such new By-laws had not been adopted;

(b) determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action; and

(c) exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the Nebraska Act, these ~~Second~~Third Amended and Restated Articles of Incorporation and the By-laws of the Corporation.

5.2. Number of Directors. Subject to Section 5.1, the number of directors constituting the Board of Directors shall be determined from time to time exclusively by a vote of a majority of the Board of Directors in office at the time of such vote.

5.3. Vacancies. Subject to the rights of the holders of one or more series of Preferred Stock then outstanding as provided for or fixed pursuant to the provisions of Article IV hereof, any vacancies on the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen pursuant to the provisions of Section 5.5 below, subject to the election and qualification of a successor and to such director's earlier death, resignation, or removal.

5.4. Removal of Directors. Except for such additional directors, if any, as elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors or class of directors, voting together as a single class.

5.5. Classification and Terms of Directors. Other than those directors, if any, elected by the holders of any series of Preferred Stock that may be established pursuant to the provisions of Article IV hereof, the Board of Directors shall be divided into three classes, with each class containing one-third of the total number of directors, as near as may be practicable, and with the classes designated Class I, Class II, and Class III. If the number of directors is not evenly

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Appendix C

divisible by three, the remaining positions shall be allocated first to Class III and then to Class II. Except for the terms of such additional directors, if any, as elected by the holders of any series of Preferred Stock and as provided for or fixed pursuant to the provisions of Article IV hereof, each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation's first annual meeting of shareholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the Corporation's second annual meeting of shareholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation's third annual meeting of shareholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation, or removal. The directors in office immediately prior to the effectiveness of this provision shall assign members of the Board of Directors then in office to such Classes at the time the classification of the Board of Directors becomes effective.

ARTICLE VI.

SHAREHOLDER ACTIONS AND MEETINGS OF SHAREHOLDERS

Special meetings of shareholders of the Corporation ~~may~~shall be ~~called only by~~held (i) on the call of the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office~~, except as may otherwise be required by the Nebraska Act.~~; or (ii) if shareholders holding at least twenty-five percent of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held; except as may otherwise be provided or required by the Nebraska Act. Elections of officers need not be by written ballot, unless otherwise provided in the By-laws. For purposes of all meetings of shareholders, a quorum shall consist of shares constituting a majority of the voting power of all the shares of the capital stock of the Corporation entitled to vote at such meeting of shareholders, unless otherwise required by law. In all elections for directors of the Corporation, directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, and not ~~be~~by a plurality of such votes.

ARTICLE VII.

LIMITATION ON LIABILITY OF DIRECTORS

~~No person shall be personally liable~~ A director of the Corporation shall have no personal liability to the Corporation or its shareholders for mone~~tar~~y damages for ~~breach of fiduciary duty~~any action taken, or any failure to take any action, as a director of the Corporation, including without limitation ~~directors serving on committees~~as a member of any committee of the Board of Directors~~; provided, however, that the foregoing shall not eliminate or limit the liability of a director~~ , except liability for (i) ~~any breach of~~ the

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Appendix C

director's dutyamount of loyalty to a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or itsthe shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowingiii) a violation of law; (iii) acts or omissions which Section 21-2,104 of the Nebraska Act does not permit indemnity for directors under Section 21-2018(2)(e) of the Nebraska Act or otherwise; or (iv) any transaction from which the director derived an improper personal benefit.an intentional violation of criminal law. If the Nebraska Act is amended hereafter to authorize corporate action further eliminatingeliminations of or limitinglimitations on the personal liability of directors, then the liability of a director of a corporation incorporated under the Nebraska Act, then the personal liability of each director of the Corporation shall be so eliminated or limited to the fullest extent permitted by the Nebraska Act, as so amended from time to time. Any amendment, repeal or modification of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.

ARTICLE VIII.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

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Appendix C

Appendix C

ARTICLE IX.

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in these ~~Second~~Third Amended and Restated Articles of Incorporation in any manner permitted by the Nebraska Act and all rights and powers conferred upon shareholders, directors and officers herein are granted subject to this reservation; provided, however, that the affirmative vote of the holders of a majority of the voting power of all the shares of the capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with Section 4.9, Article VI or this proviso.

ARTICLE X.

SEVERABILITY

In the event that any of the provisions of these ~~Second~~Third Amended and Restated Articles of Incorporation (including any provision within a single Section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

ARTICLE XI.

INCORPORATOR

The name and street address of the incorporator is: Jay L. Dunlap, 111 ~~Oenida~~Oneida, Milford, Nebraska.

ARTICLE XII.

EXCLUSIVE FORUM FOR ADJUDICATION OF CERTAIN LEGAL ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf or in the right of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation's shareholders; (iii) any action asserting a claim arising pursuant to any provision of the Nebraska Business Corporation Act (effective until January 1, 2017), the Nebraska ~~Model Business Corporation~~ Act (effective January 1,

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Appendix C

2017), or the Articles of Incorporation or By-laws of the Corporation (as each may be amended from time to time); or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the District Court for the State of Nebraska located in the City of Lincoln, County of Lancaster, Nebraska (or, if such court does not have jurisdiction, the United States District Court for the District of Nebraska located in the City of Lincoln, Nebraska). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court referred to in the preceding sentence (a "Foreign Action") in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nebraska in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

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NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. If you wish to exercise cumulative voting rights in the election of directors, you must vote in person or by mail.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E40881-P04987

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NELNET, INC.

The Board of Directors recommends you vote FOR each of the nominees in proposal 1, FOR proposals 2, 3, and 4, and FOR each of the sub-proposals comprising proposal 5:

1. Election of three Class I Directors for three-year terms

Nominees:	For	Against	Abstain
1a. Michael S. Dunlap	☐	☐	☐
1b. Stephen F. Butterfield	☐	☐	☐
1c. Michael D. Reardon	☐	☐	☐
2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018.	☐	☐	☐
3. Advisory approval of the Company's executive compensation.	☐	☐	☐
4. Approval of an amendment to the Directors Stock Compensation Plan to increase the authorized number of shares of Class A common stock that may be issued under the plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director limit.	☐	☐	☐

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right and then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

* Each of the sub-proposals comprising Proposal 5 is cross-conditioned such that shareholder approval of each sub-proposal is required for any of them to take effect. None of the Sub-Proposals 5a, 5b, 5c, or 5d will be deemed approved unless all of them are approved. Shareholder approval of each of the sub-proposals shall constitute approval of the adoption of Amended and Restated Articles of Incorporation including the amendments under each of the sub-proposals.

NOTE: By execution of this proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN THIS PROXY FOR PROPOSAL 1, "FOR" PROPOSALS 2, 3, AND 4, AND "FOR" EACH OF THE SUB-PROPOSALS IN PROPOSAL 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Shareholder Letter, and Form 10-K are available at www.proxyvote.com.

E40882-P04987

NELNET, INC.
Annual Meeting of Shareholders
May 24, 2018 8:30 a.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael S. Dunlap and Stephen F. Butterfield, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Nelnet, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Nelnet, Inc., to be held on May 24, 2018 at 8:30 a.m. Central Time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY BE PRESENTED AT THE MEETING. AS OF THE DATE OF THE ACCOMPANYING PROXY STATEMENT, NELNET MANAGEMENT DID NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED AT THE MEETING. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF NELNET MANAGEMENT.

CUMULATE ______________________________

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side